[LOGO] STARFUNDS        BOND FUNDS

                        COMBINED
                        ANNUAL
                        REPORT


                        Dated November 30, 1997

                        Portfolios of Star Funds


                        The Stellar Insured Tax-Free Bond Fund

                        Star U.S. Government  Income Fund

                        Star Strategic Income Fund


--------------------------------------------------------------------------------
  PRESIDENT'S MESSAGE
--------------------------------------------------------------------------------

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders for the Star Bond Funds. The Report covers the 12-month fiscal year period from December 1, 1996 through November 30, 1997. It includes a discussion with each fund's portfolio manager, which covers economic and market conditions and their impact on fund performance and strategy. Next are graphs showing each fund's long-term performance, followed by a complete list of each fund's holdings and the financial statements.

Fund-by fund highlights for the 12-month reporting period, which saw an improved environment for bonds, are as follows:

STELLAR INSURED TAX-FREE BOND FUND

The newest bond fund to be added to the Star Funds, this fund began operation on December 30, 1996. It is managed to provide income free of federal income tax through a portfolio of municipal bonds.* The fund paid tax-free dividends totaling $0.43 per share. The fund's net asset value rose from $10.00 to $10.25. Through dividends and the rise in net asset value, the fund's total return on November 30, 1997 was 6.91%, or 2.11% adjusted for the sales charge.** By the end of the reporting period, the fund's net assets totaled $128.5 million.

STAR U.S. GOVERNMENT INCOME FUND

The fund provided shareholders with dividends totaling $0.57 per share through a portfolio that consisted of U.S. Treasury securities (36% of net assets), government agency securities (30.4% of net assets) and corporate bonds (31.8% of net assets) at the end of the reporting period. During the reporting period, the fund's net asset value rose slightly from $9.83 to $9.87. Through income and the rise in net asset value, the fund achieved a total return on November 30, 1997 of 6.46%, or 2.70% adjusted for the sales charge.** The fund's net assets totaled $137.4 million at the end of the reporting period.

STAR STRATEGIC INCOME FUND

The fund is managed to provide income through a diversified portfolio of investments that, at the end of the reporting period, included corporate bonds (41.6%), U.S. government and agency bonds (21.0%), real estate investment trusts (18.5%) common and preferred stocks (7.8%), and international securities (8.8%), as a percentage of net assets. The fund paid dividends totaling $0.74 per share. During the reporting period, the fund's net asset value rose from $10.50 to $10.67. Through income and the rise in net asset value, the fund's total return on November 30, 1997 was 9.02%, or 3.60% adjusted for the sales charge.** At the end of the reporting period, fund assets totaled $179.4 million.

Thank you for pursuing your income-oriented goals through the Star Bond Funds. We will continue to keep you up-to-date on the details of your investment on a regular basis, through the highest level of service possible.

Sincerely,

/s/ Edward C. Gonzales

Edward C. Gonzales
President

January 15, 1998

 * Income may be subject to federal alternative minimum tax and state and local taxes.

** Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.


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 INVESTMENT REVIEWS
--------------------------------------------------------------------------------

Stellar Insured Tax-Free Bond Fund
----------------------------------

Q The newest bond fund to be added to the Star Funds, the Stellar Insured Tax-Free Bond Fund is managed to provide income free of federal taxes.* What is the typical percentage of insured bonds in the portfolio, and what is their advantage to investors?

A The Stellar Insured Tax-Free Bond Fund is required to invest at least 65% of total assets in insured bonds which are guaranteed as to timely payment of interest and principal at maturity by insurance companies. This feature is intended to reduce financial risk due to downgrade or default in exchange for a slightly lower yield. It is important to note that insurance does not protect the fund or its shareholders from changes in market valuation caused by variations in general interest rate levels. As the insurance companies have become more competitive over the past few years, the insurance costs have declined substantially. Because the cost of insurance can be as low as 5 basis points, we increased the holdings of insured bonds in the portfolio. As of November 30, 1997, insured securities represented 82% of the portfolio.

Q What are the quality perimeters of the fund?

A The municipal securities in which the fund invests must be rated investment grade (AAA to BBB) as an absolute minimum. Our policy has been to avoid any credits rated below A. If a security is unrated, the issuers financial situation must be of comparable quality as illustrated above. We can also purchase securities guaranteed at the time of purchase by the U.S. government or fully collateralized by an escrow of these securities. Since at least 65% of the fund must be insured, we focus only on insurance companies which are rated in the top rating category (AAA).

Q Low inflation, stable demand and a constrained supply have helped create a favorable environment for municipal bonds. How did the fund perform in terms of dividends, net asset value increase and total return?

A Dividends remained fairly steady throughout the period and totaled $0.43 per share at period end. Thanks to favorable bond market conditions, returns were excellent last year. The tax-equivalent yield for the 30-day period ended November 30, 1997 was 6.47% and the fund's total return for the fiscal year ended November 30, 1997 based on net asset value was 6.91%.**

Q As we begin a new year, what type of environment do you see ahead for the municipal bond market?

A Our 1998 economic outlook calls for slower growth and contained inflationary pressures. As a result of the Asia crisis, we expect U.S. Gross Domestic Product growth to slow slightly towards a 2% to 2.5% rate.
The best news for next year will likely be the lack of inflation. Imported goods from Asia are expected to show noticeable price declines. In 1997 alone, Asian imported goods prices were down 4%. With growth slowing, inflation remaining well behaved, and the potential for further international crisis, we believe the Federal Reserve Board will leave the Federal funds rate unchanged for the foreseeable future at 5.50%.

Bond yields have fallen dramatically over the past few weeks as slower economic growth was reflected in the markets. Going forward, we expect somewhat of a stalemate between the longer-term positives and short-term negatives. Our proprietary "Bond Market Barometer" model confirms this view with a neutral reading of +3 (-13 signals higher yield and +13 signals lower yields). Positives for the bond markets include excellent value, supportive economic data, slowing federal deficit growth, low gold prices, and declining money supply growth. Assuming our predicted inflation rate of 2%, real bond yields of 4.0% are at a historically attractive level. Impediments to further yield declines include strong performance in the coincident indicators, a late business cycle, and optimistic sentiment from bond investors. Bond yields should remain within a range, albeit lower.

 * Income may be subject to federal alternative minimum tax and state and local taxes.

** Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The fund's total return based on offering price for the period was 2.11%. Yield will vary.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Star U.S. Government Income Fund
--------------------------------

Q The U.S. bond market turned positive in the second half of the fund's fiscal year as interest rates fell and the foreign currency and stock market crisis created a "flight to quality." What is your overview of the reporting period?

A Bond yields peaked in mid-April 1997 on fears of a strong U.S. economy and a more vigilant Federal Reserve Board (the "Fed") following the March interest rate increase. However, that all changed by late summer when problems in Asia began to surface. International stock markets saw heavy declines in share prices along with increased volatility as their economic outlooks became more uncertain. For instance, Japan's major stock index, the Nikkei, fell nearly 20% from its June 16, 1997 peak. The "flight to quality" is simply international and domestic investors seeking a lower-risk investment until these situations become more certain.

Q In this environment, how did the Star U.S. Government Income Fund's portfolio perform for shareholders in terms of income and total return?

A Income levels remained fairly steady through 1997. As yields peaked, we made adjustments to the portfolio to "lock-in" higher yields. Thus, income levels and performance improved somewhat. Total return based on net asset value for the year ended November 30, 1997 was 6.46%, compared to 6.57% for the Lipper U.S. Government bond fund average.*

Q How did the specific mix of U.S. Treasury, mortgage-backed, agency, and corporate bonds contribute to the fund's performance?

A At the beginning of 1997, our sector allocation was 50% Treasury, 15% mortgage-backed, 10% agency, and 25% corporate bonds. The strongest performance over the fiscal year came from mortgage-backed securities.
Agency bonds performed in-line with the benchmark Treasury group. Lastly, Corporate bond returns suffered during the recent market turbulence and trailed Treasury securities for the year by about 25 basis points. As the Asian crisis became more acute, we were able to increase our allocation towards agency and corporate bond sectors at attractive levels. Outside of a few lagging corporate bonds, the portfolio mix helped to lower portfolio volatility and improve investment performance.

Q As we leave what has been a relatively good year for bonds, what is your outlook for 1998?

A Our 1998 economic outlook calls for slower growth and contained inflationary pressures. As a result of the Asia crisis, we expect U.S. Gross Domestic Product growth to slow slightly towards a 2% to 2.5% rate.
The best news for next year will likely be the lack of inflation. Imported goods from Asia are expected to show noticeable price declines. In 1997 alone, Asian imported goods prices were down 4%. With growth slowing, inflation remaining well behaved, and the potential for further international crisis, we believe the Fed will leave the Federal funds rate unchanged for the foreseeable future at 5.50%.

Bond yields have fallen dramatically over the past few weeks as slower economic growth was reflected in the markets. Going forward, we expect somewhat of a stalemate between the longer-term positives and short-term negatives. Our proprietary "Bond Market Barometer" model confirms this view with a neutral reading of +3 (-13 signals higher yields and +13 signals lower yields). Positives for the bond markets include excellent value, supportive economic data, slowing federal deficit growth, low gold prices, and declining money supply growth. Assuming our predicted inflation rate of 2%, real bond yields of 4.0% are at a historically attractive level. Impediments to further yield declines include strong performance in the coincident indicators, a late business cycle, and optimistic sentiment from bond investors. Bond yields should remain within a range, albeit lower. We think better fundamentals will lower the yield range to 5.5% to 6.5% over the next year.

* Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The fund's total return based on offering price for the period was 2.70%. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. Lipper figures do not reflect sales charges.


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--------------------------------------------------------------------------------

Star Strategic Income Fund
--------------------------

Q The bond market improved considerably as the fund's fiscal year progressed, particularly late in the reporting period. What is your analysis?

A Bond yields peaked in mid-April, 1997 on fears of a strong U.S. economy and a more vigilant Fed following the March interest rate increase. However, that all changed by late summer when problems in Asia began to surface.
International stock markets saw heavy declines in share prices along with increased volatility as their economic outlooks became uncertain. For instance, Japan's major stock index, the Nikkei, fell nearly 20% from its June 16, 1997 peak. The foreign currency and stock market crisis created a "flight to quality" which is simply international and domestic investors seeking a lower-risk investment until the investment environment becomes more certain. During the reporting period, fund managers that followed a disciplined approach towards the market were rewarded for not stretching for yield in the non-investment grade or emerging market fixed income segments. The fund invests only in established markets and investment grade bonds.

Q In this environment, how did the Star Strategic Income Fund perform for shareholders on an income and total return basis?

A Income levels remained fairly steady throughout the 1997 fiscal year. Due to lower yields in the marketplace and strong fund sales growth, we had to temporarily reduce the dividend in October and November. Hopefully,
December's healthy dividend payment of $0.10 helped compensate for the earlier reduction. For 1998, we anticipate a slightly lower monthly dividend of $0.058 per share compared to the $0.06 level that presided during most of 1997. This yield is consistent with current market income levels and should result in a more steady payout next year. Depending on market conditions, however, next December's dividend could include another "special" increase.

In terms of total return, we are very pleased with the fund's returns in view of market turbulence and dislocations in the emerging markets. The Star Strategic Income Fund posted a one-year total return based on net asset value of 9.03% as of November 30, 1997. This compared well to the Lipper "A" rated Corporate Bond Average which returned 7.07% during the period.*

Q Did you make any adjustments to the fund's allocation among the fixed income sectors?

A Yes, two relatively minor changes were made to the allocation of the fund's fixed income sectors. First, was moving away from cyclical industries into more finance related bonds. Our view has been that economic growth would moderate later this year and next. Therefore, reducing our exposure to the business cycle was consistent with the overall view. Second, was to focus on better structured bonds from a call-risk perspective. We had long thought that interest rates would head lower and wanted to protect income levels from early redemption.

Q Against the current economic backdrop of low inflation and moderate growth, what do you see ahead for fixed income securities as we enter 1998?

A Our 1998 economic outlook calls for slower growth and contained inflationary pressures. As a result of the Asia crisis, we expect U.S. Gross Domestic Product growth to slow slightly towards a 2% to 2.5% rate.
The best news for the next year will likely be the lack of inflation. Imported goods from Asia are expected to show noticeable price declines. In 1997 alone, Asian imported goods prices were down 4%. With growth slowing, inflation remaining well behaved, and the potential for further international crisis, we believe the Fed will leave the Federal funds rate unchanged for the foreseeable future at 5.50%.

* Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The fund's total return based on offering price for the period was 3.60%. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. Lipper figures do not reflect sales charges.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Bond yields have fallen dramatically over the past few weeks as slower economic growth was reflected in the markets. Going forward, we expect somewhat of a stalemate between the longer-term positives and short-term negatives. Our proprietary "Bond Market Barometer" model confirms this view with a neutral reading of +3 (-13 signals higher yields and +13 signals lower yields). Positives for the bond markets include excellent value, supportive economic data, slowing federal deficit growth, low gold prices, and declining money supply growth. Assuming our predicted inflation rate of 2%, real bond yields of 4.0% are at a historically attractive level. Impediments to further yield declines include strong performance in the coincident indicators, a late business cycle, and optimistic sentiment from bond investors. As the market vacillates between these positive and negative forces, bond yields should remain within a lower range. We think the positive fundamentals should lower the yield range to 5.5% to 6.5% over the next year.


--------------------------------------------------------------------------------
 STELLAR INSURED TAX-FREE BOND FUND
--------------------------------------------------------------------------------

        GROWTH OF $10,000 INVESTED IN STELLAR INSURED TAX-FREE BOND FUND

     THE GRAPH BELOW ILLUSTRATES THE HYPOTHETICAL INVESTMENT OF $10,000 IN THE STELLAR INSURED TAX-FREE BOND FUND (THE "FUND") FROM DECEMBER 30, 1996 (START OF PERFORMANCE) TO NOVEMBER 30, 1997 COMPARED TO THE LEHMAN BROTHERS TEN YEAR INSURED BOND INDEX+ AND THE LIPPER MUNICIPAL BOND FUND AVERAGE.


                             [GRAPH APPEARS HERE-SEE APPENDIX]


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The Lehman Brothers Ten Year Insured Bond Index and the Lipper Municipal Bond Fund Average have been adjusted to reflect reinvestment of dividends on securities in the index and average. The index is unmanaged.

** Total return quoted reflects all applicable sales charges.

 + The Lehman Brothers Ten Year Insured Bond Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance.

++ The Lipper Municipal Bond Fund Average represents the average of all the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective category and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in the Fund's performance.


--------------------------------------------------------------------------------
 STAR U.S. GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

         GROWTH OF $10,000 INVESTED IN STAR U.S GOVERNMENT INCOME FUND

     THE GRAPH BELOW ILLUSTRATES THE HYPOTHETICAL INVESTMENT OF $10,000 IN THE STAR U.S. GOVERNMENT INCOME FUND (THE "FUND") FROM JANUARY 5, 1993 (START OF PERFORMANCE) TO NOVEMBER 30, 1997 COMPARED TO THE LEHMAN BROTHERS
GOVERNMENT/CORPORATE TOTAL INDEX+ AND THE LIPPER U.S. GOVERNMENT FUND AVERAGE.


                             [GRAPH APPEARS HERE-SEE APPENDIX]


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 3.50% ($10,000 investment minus $350 sales charge = $9,650). The Fund's performance assumes the reinvestment of all dividends and distributions. The Lehman Brothers Government/Corporate Total Index and Lipper U.S. Government Fund Average have been adjusted to reflect reinvestment of dividends on securities in the index and average. The index is unmanaged.

** Total return quoted reflects all applicable sales charges.

 + The Lehman Brothers Government/Corporate Total Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance.

++ The Lipper U.S. Government Fund Average represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective category and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in the Fund's performance.


--------------------------------------------------------------------------------
 Star Strategic Income Fund
--------------------------------------------------------------------------------

            GROWTH OF $10,000 INVESTED IN STAR STRATEGIC INCOME FUND

     THE GRAPH BELOW ILLUSTRATES THE HYPOTHETICAL INVESTMENT OF $10,000 IN THE STAR STRATEGIC INCOME FUND (THE "FUND") FROM DECEMBER 12, 1994 (START OF PERFORMANCE) TO NOVEMBER 30, 1997 COMPARED TO THE LEHMAN BROTHERS
GOVERNMENT/CORPORATE TOTAL INDEX.+


                             [GRAPH APPEARS HERE-SEE APPENDIX]


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 2.00% contingent deferred sales charge on any redemption less than four years from the purchase date. The maximum contingent deferred sales charge is 5.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The Lehman Brothers Government/Corporate Total Index has been adjusted to reflect reinvestment of dividends on securities in the index. This index is unmanaged.

** Total return quoted reflects all applicable contingent deferred sales charges.

 + The Lehman Brothers Government/Corporate Total Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance.


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PORTFOLIOS OF INVESTMENTS
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                                         ---------------------------------------
THE STELLAR INSURED TAX-FREE BOND FUND   November 30, 1997

------------------------------------------------------------
                                      CREDIT
PRINCIPAL AMOUNT                      RATING*          VALUE
------------------------------------------------------------
LONG-TERM MUNICIPALS - 99.4%
------------------------------------------------------------
ALABAMA - 6.8%
    $2,500,000  Alabama Water PCA,
                  Revenue Bonds,
                  5.50% (AMBAC
                  INS), 8/15/2012    AAA / Aaa    $2,581,875
     1,750,000  Alabama Water PCA,
                  Revenue Bonds,
                  6.70% (AMBAC INS)/ (Original Issue Yield:
                  6.75%), 8/15/2006  AAA / Aaa     1,892,607
     2,500,000  Bessemer, AL Water
                  Revenue, Revenue
                  Refunding Bonds,
                  5.75% (AMBAC
                  INS)/ (Original
                  Issue Yield:
                  5.922%), 7/1/2016  AAA / Aaa     2,619,075
     1,500,000  Jefferson County,
                  AL, Sewer
                  Refunding Revenue
                  Bonds, 5.65%
                  (MBIA INS)/
                  (Original Issue
                  Yield: 5.80%),
                  9/1/2008           AAA / Aaa     1,618,575
------------------------------------------------------------
                Total                              8,712,132
------------------------------------------------------------
ARIZONA - 1.6%
     2,000,000  Mesa, AZ, Revenue
                  Bonds, 5.375%
                  (FGIC
                  INS)/(Original
                  Issue Yield:
                  5.55%),
                  7/1/2015           AAA / Aaa     2,044,080
------------------------------------------------------------
CALIFORNIA - 0.8%
     1,000,000  Oakland, CA,
                  Refunding Revenue
                  Bonds, 7.35%
                  (FGIC INS)/
                  (Original Issue
                  Yield: 7.45%),
                  8/1/2003           AAA / Aaa     1,041,930
------------------------------------------------------------
COLORADO - 1.0%
     1,250,000  Colorado
                  Postsecondary
                  Educational
                  Facilities,
                  Revenue Bonds,
                  5.75% (Auraria
                  Foundation
                  Project)/ (FSA
                  INS)/(Original
                  Issue Yield:
                  5.85%), 9/1/2010   AAA / Aaa     1,316,963
------------------------------------------------------------
FLORIDA - 3.8%
       845,000  Cape Coral, FL,
                  Special
                  Obligation
                  Wastewater
                  Revenue Bond,
                  6.25% (FSA
                  INS)/(Original
                  Issue Yield:
                  6.359%),
                  6/1/2006           AAA / Aaa       921,819
     1,280,000  Florida State
                  Department of
                  Transportation,
                  Revenue Bonds,
                  5.125% (FGIC
                  INS)/ (Original
                  Issue Yield:
                  5.15%), 7/1/2013   AAA / Aaa     1,287,744
    $1,500,000  Orlando & Orange
                  County Expressway
                  Authority, FL,
                  Revenue Refunding
                  Bonds, 5.375%
                  (AMBAC INS)/
                  (Original Issue
                  Yield: 5.53%),
                  7/1/2008           AAA / Aaa    $1,563,960
     1,000,000  St. Petersburg, FL
                  Public Utility,
                  Revenue Refunding
                  Bonds, 6.55%,
                  10/1/2002          AA- / Aa      1,063,090
------------------------------------------------------------
                Total                              4,836,613
------------------------------------------------------------
ILLINOIS - 15.6%
     2,000,000    Chicago, IL Park District, GO UT, 5.60% (MBIA INS)/ (Original
                  Issue Yield: 5.75%),
                  1/1/2014           AAA / Aaa     2,066,680
     1,100,000  Chicago, IL, GO UT
                  Refunding Bonds,
                  5.375% (MBIA
                  INS)/ (Original
                  Issue Yield:
                  5.60%), 1/1/2013   AAA / Aaa     1,136,795
     1,500,000  Cook County, IL, GO
                  UT, 5.375% (MBIA
                  INS)/ (Original
                  Issue Yield:
                  5.65%),
                  11/15/2012         AAA / Aaa     1,532,595
     2,500,000  Illinois Health
                  Facilities Authority, Revenue Refunding Bonds, 5.80% (Advocate
                  Health Care Network)/ (MBIA INS)/(Original Issue Yield:
                  5.90%), 8/15/2016  AAA / AAA     2,615,825
     1,410,000    Illinois State, GO UT, 5.75% (MBIA INS)/ (Original Issue
                  Yield:
                  6.00%), 5/1/2021   AAA / Aaa     1,468,289
     2,225,000  Illinois State, GO
                  UT, 6.10% (MBIA INS)/ (Original Issue Yield:
                  6.15%), 2/1/2017   AAA / Aaa     2,375,811
     2,400,000  Mc Henry County, IL
                  Community Unit
                  School District
                  No. 200, Series A
                  GO UT, 5.85% (FSA
                  INS)/ (Original
                  Issue Yield:
                  5.848%), 1/1/2016  AAA / Aaa     2,523,480
     1,000,000  Northern Illinois
                  University,
                  Revenue Bonds,
                  5.70% (FGIC
                  LOC)/(Original
                  Issue Yield:
                  5.85%),
                  4/1/2016           NR / Aaa      1,034,460
     2,500,000  Regional
                  Transportation
                  Authority,
                  Series-A Revenue
                  Bonds, 6.00%
                  (AMBAC INS)/
                  (Original Issue
                  Yield: 6.20%),
                  6/1/2009           AAA / Aaa     2,696,875
    $2,500,000  Will County, IL
                  Forest Preservation District, GO UT Refunding Bonds, 6.00%
                  (AMBAC INS)/ (Original Issue Yield:
                  6.30%), 12/1/2006  AAA / Aaa    $2,669,950
------------------------------------------------------------
                Total                             20,120,760
------------------------------------------------------------
INDIANA - 1.6%
     2,000,000  Indiana
                  Transportation
                  Finance
                  Authority,
                  Airport Lease
                  Revenue Refunding
                  Bonds (Series A),
                  5.00% (AMBAC
                  INS), 11/1/2007    AAA / Aaa     2,053,480
------------------------------------------------------------
KENTUCKY - 2.4%
     2,500,000  Jefferson County,
                  KY HFDA, Revenue
                  Bonds, 5.50%
                  (University
                  Medical Center,
                  Inc.)/(MBIA
                  INS)/(Original
                  Issue Yield:
                  5.65%),
                  7/1/2017           AAA / Aaa     2,558,000
       500,000  Kentucky
                  Infrastructure
                  Authority,
                  Revenue Bonds,
                  7.50%,
                  6/1/2004           A / A           534,520
------------------------------------------------------------
                Total                              3,092,520
------------------------------------------------------------
MASSACHUSETTS - 2.0%
     2,500,000  Massachusetts Water
                  Resources
                  Authority,
                  Revenue Bonds,
                  5.40% (FGIC INS)/
                  (Original Issue
                  Yield: 5.50%),
                  11/1/2011          AAA / Aaa     2,598,225
------------------------------------------------------------
MICHIGAN - 8.8%
     2,450,000  Dearborn, MI
                  Economic
                  Development
                  Corp., Revenue
                  Bonds, 5.75%
                  (Oakwood
                  Obligated Group)/
                  (FGIC
                  INS)/(Original
                  Issue Yield:
                  5.90%),
                  11/15/2015         AAA / Aaa     2,563,386
     1,200,000  Haslett, MI Public
                  School District,
                  GO UT, 5.70%
                  (MBIA
                  INS)/(Original
                  Issue Yield:
                  5.75%),
                  5/1/2016           AAA / Aaa     1,246,200
     1,500,000  Lansing, MI Sewer
                  Disposal System,
                  Revenue Bonds,
                  6.25% (MBIA INS)/
                  (Original Issue
                  Yield: 6.795%),
                  5/1/2007           AAA / Aaa     1,613,115
    $2,500,000  Michigan State
                  Comprehensive
                  Transportation
                  Board, Refunding
                  Revenue Bonds,
                  5.75%,
                  5/15/2004          AA- / A1     $2,677,625
     1,065,000  Richmond, MI
                  Community
                  School District,
                  GO UT School
                  Improvements,
                  5.60% (AMBAC
                  INS)/ (Original
                  Issue Yield:
                  5.85%), 5/1/2018   AAA / Aaa     1,089,346
     2,000,000  Ypsilanti, MI
                  School District,
                  GO UT, 5.60%
                  (FGIC INS)/
                  (Original Issue
                  Yield: 5.65%),
                  5/1/2012           AAA / Aaa     2,083,120
------------------------------------------------------------
                Total                             11,272,792
------------------------------------------------------------
NEBRASKA - 0.9%
     1,000,000  Omaha, NE Public
                  Power District,
                  Series-B Electric
                  Revenue Bonds,
                  6.00%, 2/1/2007    NR / Aa2      1,104,930
------------------------------------------------------------
NEVADA - 6.2%
     2,500,000    Clark County, NV School District, GO UT, 5.75% (FGIC INS),
                  6/15/2010          AAA / Aaa     2,646,725
     2,500,000  Clark County, NV
                  School District,
                  GO UT, 5.80%
                  (MBIA INS)/
                  (Original Issue
                  Yield: 5.85%),
                  6/15/2011          AAA / Aaa     2,635,525
     1,000,000  Clark County, NV,
                  Refunding Revenue
                  Bonds, 5.90%
                  (MBIA
                  INS)/(Original
                  Issue Yield:
                  5.95%),
                  6/1/2009           AAA / Aaa     1,068,780
     1,500,000  Washoe County, NV
                  School District,
                  GO UT, 5.75%
                  (MBIA
                  INS)/(Original
                  Issue Yield:
                  5.85%),
                  6/1/2011           AAA / Aaa     1,571,010
------------------------------------------------------------
                Total                              7,922,040
------------------------------------------------------------
OHIO - 21.6%
     2,555,000  Clermont County,
                  OH,
                  GO UT Refunding
                  Bonds, 6.00%
                  (AMBAC INS),
                  5/15/2007          AAA / Aaa     2,756,973
    $2,500,000  Cleveland, OH
                  Waterworks, Refunding & Improvement Revenue Bonds (Series H),
                  5.75% (MBIA INS)/(Original Issue Yield:
                  5.84%), 1/1/2016   AAA / Aaa    $2,618,775
     1,000,000  Columbus, OH Sewer
                  System, Refunding
                  Revenue Bonds,
                  6.25% (Original
                  Issue Yield:
                  6.60%),
                  6/1/2008           AA- / Aa3     1,087,910
     3,000,000  Columbus, OH Water
                  System, Revenue
                  Refunding Bonds,
                  6.375%, 11/1/2010  AA- / Aa3     3,221,340
     3,500,000  Greater Cleveland
                  Regional
                  Transportation
                  Authority, OH, GO
                  UT, 5.65% (FGIC
                  INS)/(Original
                  Issue Yield:
                  5.73%),
                  12/1/2016          AAA / Aaa     3,634,295
     1,000,000  Hamilton County, OH
                  Hospital
                  Facilities
                  Authority,
                  Refunding Revenue
                  Bonds, 5.20%
                  (Children's
                  Hospital Medical
                  Center,
                  Akron)/(FGIC
                  INS)/(Original
                  Issue Yield:
                  5.35%),
                  5/15/2009          AAA / Aaa     1,041,200
     2,500,000  Hamilton County, OH
                  Hospital
                  Facilities
                  Authority, Series
                  B Revenue Bonds
                  Weekly VRDNs
                  (Health Alliance
                  of Greater
                  Cincinnati)/
                  (MBIA INS)         AAA / Aaa     2,500,000
     2,000,000  Montgomery County,
                  OH, Water Revenue
                  Bonds, 6.25%
                  (Greater Moraine-
                  Beaver
                  Creek)/(FGIC
                  INS)/(Original
                  Issue Yield:
                  6.45%),
                  11/15/2012         AAA / Aaa     2,183,380
     1,000,000  Ohio State Building
                  Authority, Adult Correctional Facilities Revenue Bonds, 5.70%
                  (Adult Correctional Facilities)/(MBIA INS)/ (Original Issue
                  Yield:
                  5.80%), 10/1/2006  AAA / Aaa     1,083,440
    $1,000,000  Ohio State Building
                  Authority, Revenue Bonds, 6.00% (State Facilities-
                  Administration Building)/(MBIA INS)/ (Original Issue Yield:
                  6.05%), 10/1/2008 AAA / Aaa $1,091,020 1,225,000 Ohio State
     Building
                  Authority, Revenue Bonds, 6.00% (State Facilities-
                  Administration Building)/(MBIA INS)/ (Original Issue Yield:
                  6.10%), 10/1/2009  AAA / Aaa     1,331,232
     1,000,000  Ohio State Turnpike
                  Commission,
                  Series A, 5.70%
                  (MBIA
                  INS)/(Original
                  Issue Yield:
                  5.75%),
                  2/15/2013          AAA / Aaa     1,049,660
     2,000,000  Ohio State Water
                  Development
                  Authority,
                  Pollution Control
                  Revenue Bonds,
                  5.25% (MBIA
                  INS)/(Original
                  Issue Yield:
                  5.35%),
                  12/1/2009          AAA / Aaa     2,066,520
     1,000,000  Ohio State Water
                  Development
                  Authority,
                  Revenue Bonds,
                  5.80% (AMBAC
                  INS)/ (Original
                  Issue Yield:
                  5.90%), 12/1/2011  AAA / Aaa     1,064,620
     1,000,000  Sylvania, OH City
                  School District,
                  GO UT, 5.80%
                  (FGIC INS),
                  12/1/2015          AAA / Aaa     1,050,640
------------------------------------------------------------
                Total                             27,781,005
------------------------------------------------------------
PENNSYLVANIA - 2.8%
     1,320,000  Pennsylvania
                  Infrastructure
                  Investment
                  Authority,
                  Subseries-A
                  Revenue Bonds,
                  6.90%,
                  9/1/2003           AA+ / NR      1,408,770
     2,000,000  Somerset County, PA
                  General
                  Authority,
                  Commonwealth
                  Lease Revenue
                  Bonds, 6.60%
                  (FGIC INS)/
                  (Original Issue
                  Yield: 6.70%),
                  10/15/2001 (@100)  AAA / Aaa     2,169,000
------------------------------------------------------------
                Total                              3,577,770
------------------------------------------------------------
TEXAS - 6.1%
    $2,500,000  Harris County, TX
                  HFDC, Revenue
                  Refunding Bonds,
                  5.75% (Memorial
                  Hospital
                  System)/(MBIA
                  INS)/ (Original
                  Issue Yield:
                  5.77%), 6/1/2019   AAA / Aaa    $2,611,325
     2,500,000  Port Houston
                  Authority, TX
                  Harris County,
                  Revenue Refunding
                  Bonds, 6.50%
                  (MBIA
                  INS)/(Original
                  Issue Yield:
                  6.59%),
                  5/1/2005           AAA / Aaa     2,696,400
     2,500,000  Texas Water
                  Development
                  Board, Revenue
                  Bonds, 5.50%
                  (Original Issue
                  Yield: 5.55%),
                  7/15/2010          AAA / Aa1     2,609,750
------------------------------------------------------------
                Total                              7,917,475
------------------------------------------------------------
UTAH - 4.1%
     2,500,000  Davis County, UT
                  School District,
                  GO UT, 5.70%
                  (MBIA
                  INS)/(Original
                  Issue Yield:
                  5.75%),
                  6/1/2007           AAA / Aaa     2,657,000
     2,400,000  Jordan, UT School
                  District, GO UT,
                  5.90%, 6/15/2004   NR / Aa3      2,573,736
------------------------------------------------------------
                Total                              5,230,736
------------------------------------------------------------
VIRGINIA - 3.0%
     1,000,000  Chesapeake Bay
                  Bridge & Tunnel
                  District, VA,
                  Revenue Bonds,
                  5.60% (FGIC INS)/
                  (Original Issue
                  Yield: 5.75%),
                  7/1/2007           AAA / Aaa     1,074,400
     1,600,000  Virginia State
                  Public Building
                  Authority,
                  Revenue Refunding
                  Bonds (Series A),
                  6.00%, 8/1/2003    AA / Aa       1,705,968
     1,000,000  Virginia State
                  Public School
                  Authority,
                  Revenue Refunding
                  Bonds, 6.25%
                  (Original Issue
                  Yield: 6.30%),
                  1/1/2004           AA / Aa       1,082,530
------------------------------------------------------------
                Total                              3,862,898
------------------------------------------------------------
WASHINGTON - 4.2%
    $2,500,000  Seattle, WA
                  Municipal
                  Lighting & Power,
                  Revenue Bonds,
                  6.10%, 7/1/2005    AA / Aa      $2,750,650
     2,500,000  Tacoma, WA Electric
                  System, Revenue
                  Refunding Bonds,
                  6.15% (AMBAC
                  INS)/ (Original
                  Issue Yield:
                  6.25%), 1/1/2008   AAA / Aaa     2,692,200
------------------------------------------------------------
                Total                              5,442,850
------------------------------------------------------------
WISCONSIN - 6.1%
     1,000,000    Beloit, WI School District, GO UT, 6.125% (MBIA INS)/
                  (Original Issue Yield:
                  6.20%), 10/1/2007  AAA / Aaa     1,067,030
     2,460,000  Wisconsin Health
                  and Educational
                  Facilities
                  Authority,
                  Revenue Bonds,
                  5.60% (Aurora
                  Medical
                  Group)/(FSA INS),
                  11/15/2016         AAA / Aaa     2,518,228
     2,000,000  Wisconsin Health
                  and Educational
                  Facilities
                  Authority,
                  Revenue Bonds,
                  6.00% (Meriter
                  Hospital,
                  Inc.)/(MBIA INS)/
                  (Original Issue
                  Yield: 6.125%),
                  12/1/2017          AAA / Aaa     2,131,100
     2,095,000  Wisconsin State, GO
                  UT, 5.50% (FGIC INS)/ (Original Issue Yield:
                  5.60%), 5/1/2010   AAA / Aaa     2,190,511
------------------------------------------------------------
                Total                              7,906,869
------------------------------------------------------------
TOTAL LONG-TERM MUNICIPALS
 (IDENTIFIED COST $122,270,743)                  127,836,068
------------------------------------------------------------
MUTUAL FUND SHARES - 1.0%
------------------------------------------------------------
     1,339,610  SEI Tax Exempt
                  Trust (AT NET
                  ASSET VALUE)                     1,339,610
------------------------------------------------------------
TOTAL INVESTMENTS (IDENTIFIED COST
$123,610,353)                                   $129,175,678
------------------------------------------------------------

                  (See Notes to the Portfolios of Investments)



                                ------------------------------------------------
STAR U.S. GOVERNMENT INCOME FUND   November 30, 1997
--------------------------------------------------------------------------------

-----------------------------------------------------------
PRINCIPAL AMOUNT                                      VALUE
-----------------------------------------------------------
CORPORATE BONDS - 31.8%
-----------------------------------------------------------
BANKING - 1.2%
     $1,500,000  Citicorp, 8.625%, 12/1/2002     $1,643,505
-----------------------------------------------------------
CHEMICALS - 1.0%
      1,387,136  Dow Chemical Co., 7.60%,
                   1/2/2002                       1,429,853
-----------------------------------------------------------
CONSUMER NON-DURABLES - 3.8%
      5,000,000  Campbell Soup Co., 6.90%,
                   10/15/2006                     5,183,650
-----------------------------------------------------------
FINANCE - 6.6%
      3,000,000  Associates Corp. of North
                   America, 6.68%, 9/17/1999      3,030,420
      2,000,000  Associates Corp. of North
                   America, 7.25%, 5/22/2006      2,085,180
      3,750,000  International Lease Finance
                   Corp., 6.25%, 10/15/2000       3,758,700
        250,000  International Lease Finance
                   Corp., 8.375%, 12/15/2004        277,857
-----------------------------------------------------------
                 Total                            9,152,157
-----------------------------------------------------------
FOOD & BEVERAGE - 0.6%
        750,000  McDonald's Corp., 8.375%,
                   10/29/1999                       781,567
-----------------------------------------------------------
HEALTHCARE - 1.6%
        765,000  Columbia HCA Healthcare
                   Corp., 6.125%, 12/15/2000        743,358
      1,500,000  Columbia HCA Healthcare
                   Corp., 6.91%, 6/15/2005        1,442,085
-----------------------------------------------------------
                 Total                            2,185,443
-----------------------------------------------------------
HOUSEHOLD PRODUCTS - 0.8%
      1,000,000  Procter & Gamble Co.,
                   7.375%,
                   3/1/2023                       1,046,650
-----------------------------------------------------------
INTERNATIONAL - 4.2%
      1,000,000  Alcan Aluminum Corp., 7.25%,
                   12/15/1999                     1,021,270
        400,000  Alcan Aluminum, Ltd., 9.20%,
                   3/15/2001                        403,964
      1,500,000  Philips Electronics N.V.,
                   6.75%,
                   8/15/2003                      1,518,450
        430,000  TransCanada PipeLines Ltd.,
                   8.625%, 5/15/2012                505,448
      2,000,000  TransCanada PipeLines Ltd.,
                   9.125%, 4/20/2006              2,324,020
-----------------------------------------------------------
                 Total                            5,773,152
-----------------------------------------------------------
OIL - 3.6%
      1,000,000  Ashland, Inc., 7.90%,
                   8/5/2006                       1,086,180
        600,000  Chevron Capital USA, Inc.,
                   7.45%,
                   8/15/2004                        625,734
      3,000,000  Occidental Petroleum Corp.,
                   8.50%, 11/9/2001               3,218,070
-----------------------------------------------------------
                 Total                            4,929,984
-----------------------------------------------------------
REAL ESTATE - 3.8%
      1,000,000  Highwoods Forsyth LP, 7.19%,
                   6/15/2004                      1,017,910
      2,000,000  Meditrust Corp., 7.82%,
                   9/10/2026                      2,097,160
      1,000,000  Post Apartment Homes LP,
                   7.30%, 4/1/2004                1,042,290
      1,000,000  United Dominion Realty
                   Trust, Inc., 7.95%,
                   7/12/2006                      1,083,540
-----------------------------------------------------------
                 Total                            5,240,900
-----------------------------------------------------------
TELEPHONE - 1.1%
     $1,500,000  GTE Corp., 7.83%, 5/1/2023      $1,527,990
-----------------------------------------------------------
UTILITIES-ELECTRIC - 3.5%
        100,000  Alabama Power Co., 8.75%,
                   12/1/2021                        101,117
      4,250,000  Georgia Power Co., 6.625%,
                   4/1/2003                       4,240,820
        500,000  Northern Illinois Gas,
                   7.26%,
                   10/15/2025                       523,440
-----------------------------------------------------------
                 Total                            4,865,377
-----------------------------------------------------------
TOTAL CORPORATE BONDS (IDENTIFIED COST
$42,752,148)                                     43,760,228
-----------------------------------------------------------
GOVERNMENT AGENCIES - 30.4%
-----------------------------------------------------------
FEDERAL HOME LOAN BANK - 0.3%
        386,431  6.00%, 8/1/2013                    379,560
-----------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION - 9.5%
      3,500,000  6.17%, 11/9/2000                 3,492,230
      7,500,000  6.50%, 2/15/2023, REMIC
                   (Series 1669-G)                7,529,550
      2,000,000  7.585%, 9/19/2006                2,085,580
-----------------------------------------------------------
                 Total                           13,107,360
-----------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 20.6%
      1,500,000  5.36%, 2/16/2001                 1,474,665
      5,000,000  6.00%, 2/25/2011, REMIC
                   (Series 1996-21-PK)            4,850,500
      3,000,000  6.03%, 7/7/1999                  3,009,780
      5,500,000  6.14%, 11/25/2005                5,509,075
      1,250,000  6.50%, 11/25/2007, REMIC
                   (Series 1993-118-H)            1,264,313
      4,250,000  6.50%, 4/25/2023, REMIC
                   (Series 1993-210-PL)           4,277,370
      2,000,000  6.85%, 8/22/2005                 2,088,960
      4,042,000  7.25%, 1/17/2021, REMIC
                   (Series G94-6-PE)              4,147,456
        346,695  7.25%, 1/25/2019, REMIC
                   (Series 1992-69-G)               347,025
      1,306,071  7.25%, 2/25/2017, REMIC
                   (Series 1992-36-PG)            1,309,192
-----------------------------------------------------------
                 Total                           28,278,336
-----------------------------------------------------------
TOTAL GOVERNMENT AGENCIES
 (IDENTIFIED COST $40,733,898)                   41,765,256
-----------------------------------------------------------
U.S. TREASURY - 36.0%
-----------------------------------------------------------
TREASURY BONDS - 15.6%
        100,000  United States Treasury Bond,
                   12.75%, 11/15/2010               142,205
      7,750,000  United States Treasury Bond,
                   6.75%, 8/15/2026               8,420,220
      7,400,000  United States Treasury Bond,
                   7.125%, 2/15/2023              8,330,402
        600,000  United States Treasury Bond,
                   7.50%, 11/15/2016                691,650
      1,500,000  United States Treasury Bond,
                   8.125%, 8/15/2019              1,854,345
      1,500,000  United States Treasury Bond,
                   8.875%, 8/15/2017              1,967,685
-----------------------------------------------------------
                 Total                           21,406,507
-----------------------------------------------------------
TREASURY NOTES - 20.4%
    $13,750,000  United States Treasury Note,
                   5.875%, 3/31/1999            $13,776,125
      6,250,000  United States Treasury Note,
                   6.75%, 5/31/1999               6,337,875
      7,650,000  United States Treasury Note,
                   7.75%, 11/30/1999              7,932,821
-----------------------------------------------------------
                 Total                           28,046,821
-----------------------------------------------------------
TOTAL U.S. TREASURY (IDENTIFIED COST
$48,017,909)                                     49,453,328
-----------------------------------------------------------


-----------------------------------------------------------
SHARES OR PRINCIPAL AMOUNT                            VALUE
-----------------------------------------------------------
MUTUAL FUNDS - 0.2%
-----------------------------------------------------------
        252,874  Flex Funds (AT NET ASSET
                   VALUE)                          $252,874
-----------------------------------------------------------
(A) REPURCHASE AGREEMENTS - 0.2%
-----------------------------------------------------------
       $245,000  Donaldson, Lufkin and
                   Jenrette Securities Corp.,
                   5.70%, dated
                   11/28/1997, due 12/1/1997
                   (AT AMORTIZED COST)              245,000
-----------------------------------------------------------
TOTAL INVESTMENTS (IDENTIFIED COST
$132,001,829)                                  $135,476,686
-----------------------------------------------------------

                  (See Notes to the Portfolios of Investments)



STAR STRATEGIC INCOME FUND   November 30, 1997
-------------------------------------------------------

-------------------------------------------------------
SHARES                                         VALUE
-------------------------------------------------------
COMMON STOCKS - 4.5%
-------------------------------------------------------
AUTOMOBILE - 0.2%
    10,000 Ford Motor Co.                      $430,000
-------------------------------------------------------
CHEMICALS - 1.0%
    67,155 (b)Lyondell Petrochemical Co.      1,708,255
-------------------------------------------------------
FINANCE - 0.3%
    10,000 NationsBank Corp.                    600,625
-------------------------------------------------------
OIL - 0.4%
    10,000 (b)Chevron Corp.                     801,875
-------------------------------------------------------
RETAIL - 0.3%
    10,000 Sears, Roebuck & Co.                 458,125
-------------------------------------------------------
TOBACCO - 1.1%
    45,000 Philip Morris Cos., Inc.           1,957,500
-------------------------------------------------------
UTILITIES - 1.2%
    25,000 Central & SouthWest Corp.            625,000
     4,500 (b)Cinergy Corp.                     160,313
    22,000 (b)DTE Energy Co.                    721,875
    20,000 Kansas City Power And Light Co.      575,000
-------------------------------------------------------
           Total                              2,082,188
-------------------------------------------------------
TOTAL COMMON STOCKS (IDENTIFIED COST
$7,841,781)                                   8,038,568
-------------------------------------------------------
PREFERRED STOCKS - 3.3%
-------------------------------------------------------
ENERGY - 1.0%
    70,000 Enron Capital Trust, Pfd., $2.08   1,828,750
-------------------------------------------------------
FINANCE - 0.3%
    17,800 PLC Capital Trust I, Pfd.,
            Series B, $2.06                     469,475
-------------------------------------------------------
GOVERNMENT AGENCY - 0.1%
    10,000 Tennessee Valley Authority,
            Cumulative Pfd., Series A,
            $1.88                               259,375
-------------------------------------------------------
INSURANCE - 1.7%
   115,000 Travelers P & C Capital I,
            $2.02, Pfd.                       3,025,938
-------------------------------------------------------
UTILITIES - 0.2%
    15,000 Alabama Power Capital Trust II,
            Pfd., $1.90                         385,320
-------------------------------------------------------
TOTAL PREFERRED STOCKS (IDENTIFIED COST
$5,775,968)                                   5,968,858
-------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS - 18.5%
    71,500 Capstead Mortgage Corp.            1,805,375
   277,300 Dynex Capital, Inc.                3,847,538
    40,000 Glimcher Realty Trust                877,500
    23,000 Highwoods Properties, Inc.,
            Pfd., $2.00                         572,125


-------------------------------------------------------
SHARES OR PRINCIPAL AMOUNT                     VALUE
-------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
    17,810 Hospitality Properties Trust        $633,368
    57,500 INMC Mortgage Holdings, Inc.       1,304,531
   144,000 Imperial Credit Mortgage
            Holdings                          2,547,000
    42,100 Kimco Realty Corp., Cumulative
            Pfd., $2.13                       1,081,444
   119,800 LTC Properties, Inc.               2,448,413
    99,973 Meditrust Corp.                    3,798,974
    40,000 Merry Land and Investment Co.        937,500
   105,810 Omega Healthcare Investors         3,828,999
    64,356 Pennsylvania Real Estate
            Investment Trust                  1,540,522
    45,000 Public Storage, Inc., Pfd.,
            Series F, $2.44                   1,254,375
    54,777 RFS Hotel Investors, Inc.          1,040,763
    49,500 Summit Properties, Inc.            1,027,125
    60,000 Thornburg Mortgage Asset Co.       1,177,500
    13,600 Town & Country Trust                 241,400
    40,000 United Dominion Realty Trust,
            Inc., Cumulative Pfd., $2.15      1,047,500
    15,000 United Dominion Realty Trust,
            Inc., Pfd., Series A, $2.31         392,813
   124,188 Winston Hotels, Inc.               1,738,632
-------------------------------------------------------
TOTAL REAL ESTATE INVESTMENT TRUSTS
 (IDENTIFIED COST $32,288,173)               33,143,397
-------------------------------------------------------
CORPORATE BONDS - 41.6%
-------------------------------------------------------
BANKS & SAVINGS INSTITUTIONS - 4.5%
  $500,000 Capital Holding Corp., 9.25%,
            5/7/2001                            545,463
 3,000,000 Citicorp, 7.25%, 10/15/2011        3,125,250
 2,250,000 Donaldson, Lufkin and Jenrette
            Securities Corp., 6.875%,
            11/1/2005                         2,266,673
 2,100,000 NationsBank Corp., Medium Term
            Note, 6.375%, 2/21/2006           2,059,008
-------------------------------------------------------
           Total                              7,996,394
-------------------------------------------------------
DIVERSIFIED ENERGY - 2.7%
 1,565,000 Occidental Petroleum Corp.,
            10.125%,
            9/15/2009                         2,001,541
 1,325,000 Occidental Petroleum Corp.,
            5.90%,
            11/9/1998                         1,326,564
 1,500,000 Occidental Petroleum Corp.,
            8.50%,
            11/9/2001                         1,609,035
-------------------------------------------------------
           Total                              4,937,140
-------------------------------------------------------


-------------------------------------------------------
PRINCIPAL AMOUNT                               VALUE
-------------------------------------------------------
CORPORATE BONDS (CONTINUED)
-------------------------------------------------------
ELECTRONICS - 0.6%
$1,000,000 Loral Corp., 7.625%, 6/15/2025    $1,075,300
-------------------------------------------------------
ENERGY - 3.2%
 1,500,000 Ashland, Inc., 7.78%, 9/19/2016    1,637,550
   750,000 Ashland, Inc., Series F, 7.90%,
            8/5/2006                            814,635
 1,000,000 Chevron Capital USA, Inc.,
            7.45%,
            8/15/2004                         1,042,890
   289,000 Duke Energy Corp., 7.875%,
            5/1/2024                            300,754
 2,000,000 Enron Corp., 6.625%, 11/15/2005    1,992,080
-------------------------------------------------------
           Total                              5,787,909
-------------------------------------------------------
ENERGY - OIL EXPLORATION 1.8%
 2,900,000 Noble Affiliates, Inc., 8.00%,
            4/1/2027                          3,168,192
-------------------------------------------------------
ENTERTAINMENT - 1.4%
 2,500,000 Circus Circus Enterprises, Inc.,
            6.75%,
            7/15/2003                         2,466,775
-------------------------------------------------------
FINANCE - 7.4%
 1,500,000 Associates Corp. of North
            America, Medium Term Note,
            7.25%,
            5/22/2006                         1,563,885
 2,000,000 Banc One Corp., 8.00%, 4/29/2027   2,238,200
 2,000,000 Highwoods Forsyth LP, 7.19%,
            6/15/2004                         2,035,820
 1,250,000 International Lease Finance
            Corp., 7.00%, 5/15/2000           1,273,800
 1,500,000 International Lease Finance
            Corp., 8.375%, 12/15/2004         1,667,145
 2,000,000 Lehman Brothers Holdings, Inc.,
            7.25%, 10/15/2003                 2,053,180
 2,000,000 Lehman Brothers, Inc., 7.125%,
            7/15/2002                         2,037,780
   289,194 Saxon Mortgage Securities Corp.,
            5.25%, 4/25/2024                    288,031
-------------------------------------------------------
           Total                             13,157,841
-------------------------------------------------------
GROCERY STORES - 1.8%
 1,000,000 Safeway, Inc., Medium Term Note,
            8.27%, 3/29/2000                  1,040,610
 2,000,000 Safeway, Inc., Medium Term Note,
            8.57%, 4/1/2003                   2,178,160
-------------------------------------------------------
           Total                              3,218,770
-------------------------------------------------------
HOSPITAL MANAGEMENT - 2.7%
 2,450,000 Columbia/HCA Healthcare Corp.,
            Medium Term Note, 8.70%,
            2/10/2010                         2,629,291
 2,100,000 Manor Care, Inc., 7.50%,
            6/15/2006                         2,177,637
-------------------------------------------------------
           Total                              4,806,928
-------------------------------------------------------
HOUSEHOLD PRODUCTS - 1.2%
 2,000,000 Procter & Gamble Co., 7.375%,
            3/1/2023                          2,093,300
-------------------------------------------------------
INDUSTRIAL - 2.4%
 2,200,000 Fort James Corp., 6.625%,
            9/15/2004                         2,198,174
 2,000,000 Lockheed Martin Corp., 7.875%,
            3/15/2023                         2,126,040
-------------------------------------------------------
           Total                              4,324,214
-------------------------------------------------------


-------------------------------------------------------
SHARES OR PRINCIPAL AMOUNT                     VALUE
-------------------------------------------------------
CORPORATE BONDS (CONTINUED)
-------------------------------------------------------
INSURANCE - 1.2%
$2,000,000 Ohio National Life Insurance
            Company, 8.875%, 7/15/2004       $2,193,420
-------------------------------------------------------
MANUFACTURING - 0.1%
   250,000 Eastman Kodak Co., 9.875%,
            11/1/2004                           259,010
-------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS - 2.5%
   200,000 Meditrust Corp., 7.60%,
            7/15/2001                           206,264
 1,000,000 Post Apartment Homes LP, 7.30%,
            4/1/2004                          1,042,290
 3,175,000 United Dominion Realty Trust,
            Inc., 7.25%, 1/15/2007            3,279,172
-------------------------------------------------------
           Total                              4,527,726
-------------------------------------------------------
RETAILING & APPAREL - 1.7%
 1,000,000 Penney (J.C.) Co., Inc., 7.95%,
            4/1/2017                          1,107,420
 1,050,000 Penney (J.C.) Co., Inc., 9.45%,
            7/15/2002                         1,126,566
   725,000 Sears, Roebuck & Co., 8.66%,
            10/2/2006                           832,800
-------------------------------------------------------
           Total                              3,066,786
-------------------------------------------------------
TELECOMMUNICATIONS - 2.0%
 3,500,000 GTE Corp., 7.83%, 5/1/2023         3,565,310
-------------------------------------------------------
TOBACCO - 1.4%
   500,000 Philip Morris Cos., Inc., 6.00%,
            11/15/1999                          495,850
 1,029,000 Philip Morris Cos., Inc.,
            8.625%,
            3/1/1999                          1,059,181
 1,017,000 Philip Morris Cos., Inc.,
            7.125%,
            8/15/2002                         1,035,591
-------------------------------------------------------
           Total                              2,590,622
-------------------------------------------------------
UTILITIES - 3.0%
 1,100,000 Detroit Edison Co., 6.40%,
            10/1/1998                         1,104,675
 2,000,000 Northern Illinois Gas, 7.26%,
            10/15/2025                        2,093,760
 1,000,000 Pacific Bell, 7.25%, 2/1/2008      1,008,320
 1,000,000 Pacific Bell, 8.50%, 8/15/2031     1,080,380
-------------------------------------------------------
           Total                              5,287,135
-------------------------------------------------------
TOTAL CORPORATE BONDS (IDENTIFIED COST
$72,587,596)                                 74,522,772
-------------------------------------------------------
INTERNATIONAL SECURITIES - 8.8%
-------------------------------------------------------
CLOSED-END INVESTMENT COMPANIES - 2.8%
   265,000 Kleinwort Benson Australian
            Income Fund                       2,235,938
   220,000 First Commonwealth Fund Inc.       2,750,000
-------------------------------------------------------
           Total                              4,985,938
-------------------------------------------------------
ELECTRONICS - 1.0%
  $500,000 Philips Electronics N.V., 6.75%,
            8/15/2003                           506,150
 1,100,000 Philips Electronics N.V.,
            8.375%,
            9/15/2006                         1,228,469
-------------------------------------------------------
           Total                              1,734,619
-------------------------------------------------------
FINANCE - 1.7%
 3,000,000 Societe Generale, New York,
            7.40%,
            6/1/2006                          3,103,740
-------------------------------------------------------
TELECOMMUNICATIONS - 0.1%
     5,000 Telefonos de Mexico, Class L,
            ADR                                 247,500
-------------------------------------------------------
INTERNATIONAL OIL - 2.3%
   103,700 TransCanada PipeLines Ltd.,
            Pfd., $2.13                      $2,735,088
$1,025,000 TransCanada PipeLines Ltd.,
            9.875%,
            1/1/2021                          1,364,798
-------------------------------------------------------
           Total                              4,099,886
-------------------------------------------------------
METALS & MINING - 0.9%
 1,600,000 Alcan Aluminum, Ltd., 9.20%,
            3/15/2001                         1,615,856
-------------------------------------------------------
TOTAL INTERNATIONAL SECURITIES
 (IDENTIFIED COST $15,673,041)               15,787,539
-------------------------------------------------------
U.S. GOVERNMENT AND AGENCIES - 21.0%
-------------------------------------------------------
FEDERAL HOME LOAN BANK - 1.7%
   191,197 11.00%, 4/1/2003                     205,656
   823,208 9.00%, 5/1/2021                      885,977
 1,823,781 8.50%, 6/1/2024                    1,920,095
-------------------------------------------------------
           Total                              3,011,728
-------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION - 6.7%
   670,000 10.00%, PC GTD, 12/15/2020           753,690
 2,000,000 10.00%, PC GTD, 1/15/2021          2,252,000
 1,100,000 9.50%, REMIC, 6/25/2020            1,194,325
   389,558 8.00%, PC GTD, 7/15/2020             393,513
 3,750,000 7.50%, PC GTD, 7/15/2021           3,830,475
 2,000,000 7.50%, PC GTD, 5/20/2024           2,051,280
 1,500,000 6.50%, PC GTD, 12/15/2018          1,502,550
-------------------------------------------------------
           Total                             11,977,833
-------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 6.6%
   153,983 10.00%, REMIC, 12/25/2018            159,675
 1,000,000 9.00%, REMIC, 11/25/2019           1,074,530
   303,623 9.40%, REMIC, 6/25/2019              312,744
   500,000 8.40%, REMIC, 8/25/2019              521,230
 2,000,000 7.75%, REMIC, 5/25/2021            2,061,980
 3,000,000 7.50%, REMIC, 9/25/2019            3,053,310
 2,200,000 7.50%, REMIC, 5/25/2020            2,244,968
   538,754 7.25%, REMIC, 2/25/2017              540,042
 1,000,000 7.00%, REMIC, 7/25/2007            1,015,640
    19,075 4.75%, REMIC, 12/25/2011              19,008
 1,000,000 4.00%, REMIC, 6/25/2020              891,300
-------------------------------------------------------
           Total                             11,894,427
-------------------------------------------------------


-------------------------------------------------------
SHARES, PRINCIPAL AMOUNT OR CONTRACTS          VALUE
-------------------------------------------------------
U.S. GOVERNMENT AND AGENCIES (CONTINUED)
-------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 4.9%
  $182,344 9.00%, 7/15/2016                    $197,615
   484,935 9.00%, 1/15/2022                     522,217
 3,571,079 8.00%, 8/20/2026                   3,675,998
   929,589 8.00%, 11/20/2026                    956,901
 1,200,323 7.50%, 12/15/2026                  1,225,458
 2,176,492 7.50%, 2/20/2027                   2,211,186
-------------------------------------------------------
           Total                              8,789,375
-------------------------------------------------------
U.S. TREASURY NOTE - 1.1%
 2,000,000 6.00%, 8/15/2000                   2,010,700
-------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCIES
 (IDENTIFIED COST $37,518,728)               37,684,063
-------------------------------------------------------
MUTUAL FUND SHARES - 0.2%
   356,068 Flex Funds (AT NET ASSET VALUE)      356,068
-------------------------------------------------------
(A)REPURCHASE AGREEMENTS - 0.6%
 1,088,000 Donaldson, Lufkin and Jenrette
            Securities Corp., 5.70%, dated
            11/28/1997,
            due 12/1/1997 (AT AMORTIZED
            COST)                             1,088,000
-------------------------------------------------------
OPTIONS PURCHASED - 0.0%
-------------------------------------------------------
        50 Call Option on CISCO, expires
            1/17/1998, strike @ 80               45,313
        30 Put Option on Exxon, expires
            1/16/1999, strike @ 35                  938
        35 Put Option on Coca Cola, expires
            1/16/1999, strike @ 40                2,844
-------------------------------------------------------
TOTAL OPTIONS PURCHASED (IDENTIFIED COST
$59,902)                                         49,095
-------------------------------------------------------
TOTAL INVESTMENTS (IDENTIFIED COST
$173,189,257)                              $176,638,360
-------------------------------------------------------

                  (See Notes to the Portfolios of Investments)




NOTES TO PORTFOLIOS OF INVESTMENTS
--------------------------------------------------------------------------------

(a) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at date of the portfolio.

(b) Includes securities held in a segregated account to cover written option contracts.

 * Current credit ratings are unaudited. Please refer to the Statement of Additional Information for an explanation of the credit ratings.

The following abbreviations are used in these portfolios:


ADR--American Depository Receipt                      LOC--Letter of Credit
AMBAC--American Municipal Bond Assurance Corporation  LP--Limited Partnership
FGIC--Financial Guaranty Insurance Company            MBIA--Municipal Bond Investors Assurance
FSA--Financial Security Assurance                     PCA--Pollution Control Authority
GO--General Obligation                                REMIC--Real Estate Mortgage Investment Conduit
HFDA--Health Facility Development Authority           UT--Unlimited Tax
HFDC--Health Facility Development Corporation         VRDNs--Variable Rate Demand Notes
INS--Insured

                                       Net
                                                                 Unrealized            Gross           Gross
                                                 Cost of        Appreciation/        Unrealized      Unrealized
                                             Investments for (Depreciation) for   Appreciation for  Depreciation
                                               Federal Tax      Federal Tax         Federal Tax     for Federal       Total Net
                 Star Funds                      Purposes        Purposes             Purposes      Tax Purposes       Assets**
The Stellar Insured Tax-Free Bond Fund         1$23,610,353      $5,565,325          $5,570,644         $5,319       $128,591,423
Star U.S. Government Income Fund               1$32,051,774      $3,424,912          $3,772,396       $347,484       $137,445,313
Star Strategic Income Fund                     1$73,329,101      $3,309,259          $4,531,874     $1,222,615       $179,412,731

 ** The categories of investments are shown as a percentage of net assets at November 30, 1997.

       (See Notes which are an integral part of the Financial Statements)



STATEMENTS OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
NOVEMBER 30, 1997

                                                  THE STELLAR
                                                    INSURED       STAR U.S.        STAR
                                                 TAX-FREE BOND    GOVERNMENT     STRATEGIC
                                                     FUND        INCOME FUND    INCOME FUND
------------------------------------------------------------------------------------------------------
ASSETS:
  Total investments in securities, at value      $129,175,678    $135,476,686   $176,638,360
  Cash                                                --               35,986           176
  Income receivable                                 2,100,787       2,049,193     2,053,904
  Receivable for investments sold                     --              --          1,414,733
  Receivable for Fund shares sold                      70,015          47,025       756,470
  Deferred organizational costs                         1,959         --             18,880
  Other assets                                        --                3,009         8,296
------------------------------------------------------------------------------------------------------
    Total assets                                  131,348,439     137,611,899   180,890,819
------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for investments purchased                 2,595,328         --          1,346,045
  Payable for Fund shares redeemed                    110,200             817         7,302
  Options written, at value                           --              --             99,376
  Income distribution payable                         --              137,372           329
  Accrued expenses                                     51,488          28,397        25,036
------------------------------------------------------------------------------------------------------
    Total liabilities                               2,757,016         166,586     1,478,088
------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid in capital                                 122,628,140     136,179,106   174,364,150
  Net unrealized appreciation (depreciation)
    of investments and options                      5,565,325       3,474,857     3,483,214
  Accumulated net realized gain (loss) on
    investments and options                           324,276      (2,228,948)    1,263,104
  Undistributed net investment income                  73,682          20,298       302,263
------------------------------------------------------------------------------------------------------
    Total Net Assets                             $128,591,423    $137,445,313   $179,412,731
------------------------------------------------------------------------------------------------------
NET ASSETS:                                      $128,591,423    $137,445,313   $179,412,731
SHARES OUTSTANDING:                                12,548,149      13,928,011    16,820,224
NET ASSET VALUE:                                       $10.25           $9.87        $10.67
OFFERING PRICE PER SHARE+:                             $10.73*         $10.23**      $10.67
REDEMPTION PROCEEDS PER SHARE:                         $10.25           $9.87        $10.14***
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
Investments, at identified cost                  $123,610,353    $132,001,829   $173,189,257
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
Investments, at tax cost                         $123,610,353    $132,051,774   $173,329,101
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------

  * Computation of Offering price: 100/95.5 of net asset value.
 ** Computation of Offering price: 100/96.5 of net asset value. *** Computation of Redemption Proceeds: 95/100 of net asset value.
  + See "What Shares Cost" in the prospectus.
 ++ See "Contingent Deferred Sales Charge" in the Prospectus.


(See Notes which are an integral part of the Financial Statements)




STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 1997

                                                   THE STELLAR                      STAR
                                                     INSURED       STAR U.S.     STRATEGIC
                                                  TAX-FREE BOND    GOVERNMENT      INCOME
                                                      FUND*       INCOME FUND       FUND
------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest income                                   $6,009,083     $9,251,220    $7,178,535
  Dividend income                                      --              --         4,688,527
------------------------------------------------------------------------------------------------------
    Total income                                     6,009,083      9,251,220    11,867,062
------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fee                              825,962        819,582     1,343,811
  Administrative personnel and services fee            101,260        126,436       130,615
  Custodian fees                                        27,532         34,149        35,364
  Transfer and dividend disbursing agent fees
    and expenses                                        13,936         31,237        60,828
  Directors'/Trustees' fees                              3,592          1,979         3,202
  Auditing fees                                            306         17,891        14,477
  Legal fees                                             4,597          4,583         4,661
  Portfolio accounting fees                             51,063         47,264        51,996
  Shareholder services fee                              55,064         68,298        70,727
  Share registration costs                              50,905         29,745        29,585
  Printing and postage                                   6,030         17,619        18,621
  Insurance premiums                                     3,685          4,186         5,356
  Miscellaneous                                          4,020         10,537         9,893
------------------------------------------------------------------------------------------------------
    Total expenses                                   1,147,952      1,213,506     1,779,136
------------------------------------------------------------------------------------------------------
Waiver--
  Waiver of investment advisory fee                   (275,321)        --            --
------------------------------------------------------------------------------------------------------
    Net Expenses                                       872,631      1,213,506     1,779,136
------------------------------------------------------------------------------------------------------
      NET INVESTMENT INCOME                          5,136,452      8,037,714    10,087,926
------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND OPTIONS:
Net realized gain (loss) on investments and
options                                                324,276        477,834     2,538,513
Net change in unrealized
  appreciation/depreciation
  on investments and options                         5,565,325         75,785       571,178
------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND OPTIONS                         5,889,601        553,619     3,109,691
------------------------------------------------------------------------------------------------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS     $11,026,053     $8,591,333    $13,197,617
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------

* For the period from December 30, 1996 (date of initial public investment) to November 30, 1997.

(See Notes which are an integral part of the Financial Statements)



STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                           THE STELLAR           STAR U.S.                      STAR
                             INSURED             GOVERNMENT                  STRATEGIC
                             TAX-FREE              INCOME                      INCOME
                            BOND FUND               FUND                        FUND
                           ------------  --------------------------  --------------------------
                            YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                           NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,
                               1997*         1997          1996          1997          1996
-----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
 NET ASSETS
OPERATIONS--
Net investment income       $5,136,452    $8,037,714    $6,885,390   $10,087,926    $5,272,079
Net realized gain (loss)
 on investments and
 options                       324,276       477,834    (1,134,865)    2,538,513    (1,275,409)
Net change in net
 unrealized
appreciation/depreciation
 of investments and
 options                     5,565,325        75,785       293,860       571,178     2,107,201
-----------------------------------------------------------------------------------------------
 Change in net assets
   resulting from
   operations               11,026,053     8,591,333     6,044,385    13,197,617     6,103,871
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS--
Distributions from net
 investment income          (5,062,770)   (8,046,199)   (6,869,461)  (10,071,575)   (5,063,250)
-----------------------------------------------------------------------------------------------
 Change in net assets
   from distributions to
   shareholders             (5,062,770)   (8,046,199)   (6,869,461)  (10,071,575)   (5,063,250)
-----------------------------------------------------------------------------------------------
SHARE TRANSACTIONS--
Proceeds from sales of
shares                     139,447,600    24,040,035    63,105,408    76,800,372    72,076,625
Net assets value of
 shares issued to
 shareholders in payment
 of distributions
 declared                       10,086     2,889,975     3,057,540     3,169,146     1,844,849
Cost of shares redeemed    (16,829,546)  (28,903,412)  (36,130,736)  (14,457,644)  (11,699,941)
-----------------------------------------------------------------------------------------------
 Change in net assets
   from share
   transactions            122,628,140    (1,973,402)   30,032,212    65,511,874    62,221,533
-----------------------------------------------------------------------------------------------
   Change in net assets    128,591,423    (1,428,268)   29,207,136    68,637,916    63,262,154
NET ASSETS:
Beginning of period                  0   138,873,581   109,666,445   110,774,815    47,512,661
-----------------------------------------------------------------------------------------------
End of period              $128,591,423  $137,445,313  $138,873,581  $179,412,731  $110,774,815
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Undistributed net
 investment income
 included in net assets
 at end of period              $73,682       $20,298       $28,783      $302,263      $285,912
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Net gain (loss) as
 computed for federal tax
 purposes                     $324,276      $350,516   ($1,143,487)   $2,846,274   ($1,254,679)
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------

* Reflects operations for the period from December 30, 1996 (date of initial public investment) to November 30, 1997.

(See Notes which are an integral part of the Financial Statements)



FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STAR FUNDS
(For a share outstanding throughout each period)


                                                     NET REALIZED AND                                            DISTRIBUTIONS
                  NET ASSET                             UNREALIZED                          DISTRIBUTIONS          FROM NET
                   VALUE,              NET            GAIN/(LOSS) ON       TOTAL FROM         FROM NET           REALIZED GAIN
  YEAR ENDED    BEGINNING OF       INVESTMENT           INVESTMENTS        INVESTMENT        INVESTMENT         ON INVESTMENTS
 NOVEMBER 30       PERIOD            INCOME             AND OPTIONS        OPERATIONS          INCOME             AND OPTIONS
----------------------------------------------------------------------------------------------------------------------------------
THE STELLAR INSURED TAX-FREE BOND FUND
1997(a)              $10.00              0.44                 0.24               0.68             (0.43)                  --
STAR U.S. GOVERNMENT INCOME FUND
1993(b)              $10.00              0.51                 0.25               0.76             (0.51)                  --
1994                 $10.25              0.55                (0.90)             (0.35)            (0.55)               (0.11)
1995                  $9.24              0.60                 0.74               1.34             (0.60)                  --
1996                  $9.98              0.57                (0.15)              0.42             (0.57)                  --
1997                  $9.83              0.57                 0.04               0.61             (0.57)                  --
STAR STRATEGIC INCOME FUND
1995(c)              $10.00              0.69                 0.55               1.24             (0.67)               (0.04)
1996                 $10.53              0.73                (0.04)              0.69             (0.72)                  --
1997                 $10.50              0.73                 0.18               0.91             (0.74)                  --
----------------------------------------------------------------------------------------------------------------------------------

                  DISTRIBUTIONS
                  IN EXCESS OF
                  NET REALIZED
                     GAIN ON
                   INVESTMENTS
  YEAR ENDED           AND
 NOVEMBER 30       OPTIONS (D)
-------------------------------
THE STELLAR IN
1997(a)                    --
STAR U.S. GOVE
1993(b)                    --
1994                       --
1995                       --
1996                       --
1997                       --
STAR STRATEGIC
1995(c)                 (0.00)
1996                       --
1997                       --
--------------

(a) Reflects operations for the period from December 30, 1996 (date of initial public investment) to November 30, 1997.

(b) Reflects operations for the period from January 5, 1993 (date of initial public investment) to November 30, 1993. For the period from November 23, 1992 (start of business) to January 4, 1993, all income was distributed to the Administrator.

(c) Reflects operations for the period from December 12, 1994 (date of initial public investment) to November 30, 1995.

(d) Distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These distributions did not represent a return of capital for federal income tax purposes.

(e) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge if applicable.

(f) Computed on an annualized basis.

(g) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(h) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------

                          RATIOS TO AVERAGE NET ASSETS
                                                                                     EXPENSE       NET ASSETS,      AVERAGE
                     NET ASSET                                        NET            WAIVER/           END        COMMISSION
      TOTAL         VALUE, END        TOTAL                       INVESTMENT        REIMBURSE-      OF PERIOD        RATE
  DISTRIBUTIONS      OF PERIOD     RETURN (E)      EXPENSES         INCOME            MENT (G)    (000 OMITTED)    PAID (H)
------------------------------------------------------------------------------------------------------------------------------
        (0.43)          $10.25           6.91%          0.79%(f)        4.66%(f)         0.25%(f)    $128,591             --
        (0.51)          $10.25           7.63%          1.12%(f)        5.55%(f)         0.30%(f)     $44,187             --
        (0.66)           $9.24          (3.53%)         0.97%           5.87%            0.03%        $87,924             --
        (0.60)           $9.98          14.90%          0.92%           6.23%              --        $109,666             --
        (0.57)           $9.83           4.46%          0.92%           5.88%              --        $138,874             --
        (0.57)           $9.87           6.46%          0.89%           5.88%              --        $137,445             --
        (0.71)          $10.53          12.71%          1.47%(f)         7.41%(f)         0.10%(f)     $47,513            --
        (0.72)          $10.50           6.99%          1.36%           7.26%              --        $110,775        $0.0043
        (0.74)          $10.67           9.02%          1.26%           7.13%              --        $179,413        $0.0417
------------------------------------------------------------------------------------------------------------------------------

                     PORTFOLIO
      TOTAL          TURNOVER
  DISTRIBUTIONS        RATE
--------------------------------
        (0.43)              15%
        (0.51)             105%
        (0.66)             148%
        (0.60)             236%
        (0.57)             158%
        (0.57)             140%
        (0.71)             258%
        (0.72)             201%
        (0.74)             142%
-----------------


COMBINED NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOVEMBER 30, 1997

(1) ORGANIZATION

Star Funds (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of eleven diversified portfolios and one non-diversified portfolio. The following portfolios comprise the Trust:

                              PORTFOLIO NAME
-------------------------------------------------------------------------
Star Capital Appreciation Fund
  ("Capital Appreciation Fund")
Star Growth Equity Fund ("Growth Equity Fund")
Star Relative Value Fund ("Relative Value Fund")
Star Strategic Income Fund ("Strategic Income Fund")
Star Tax-Free Money Market Fund
  ("Tax-Free Money Market Fund")
Star Treasury Fund ("Treasury Fund")
Star U.S. Government Income Fund
  ("U.S. Government Income Fund")
The Stellar Fund ("Stellar Fund")
The Stellar Insured Tax-Free Bond Fund
  ("Stellar Tax-Free Bond Fund")*
Star Market Capitalization Fund
  ("Market Capitalization Fund")**
Star Ohio Tax-Free Money Market Fund
  ("Ohio Tax-Free Money Market Fund")**
Star International Equity Fund
  ("International Equity Fund")**

 * Stellar Tax-Free Bond Fund became effective on
   December 30, 1996.

** The Market Capitalization Fund, Ohio Tax-Free Money Market Fund and
   International Equity Fund became effective November 19, 1997 but had no public investment as of November 30, 1997.

The financial statements of the following portfolios (individually referred to as the "Fund", or collectively as the "Funds") are presented herein along with each Fund's investment objective:

       PORTFOLIO NAME           INVESTMENT OBJECTIVE
-------------------------------------------------------
Stellar                         Tax-Free Bond Fund Provide current income which
                                is exempt from federal income tax.
U.S. Government Income Fund   Provide current income.
Strategic Income Fund         Generate high current
                                income.

The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Funds, except Stellar Fund, Growth Equity Fund Relative Value Fund and Treasury Fund are offered without class designation. Shares of Stellar Fund, Growth Equity Fund, Relative Value Fund and Treasury Fund are offered in two classes: Trust Shares and Investment Shares.

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS

Equity securities traded on a securities exchange and securities traded in the over-the-counter market are valued at the last reported sales price on the day of valuation; other securities for which no sale was reported on that date, are valued at the last quoted bid price. Corporate and municipal bonds, asset backed securities and U.S. government securities are valued using the last quoted bid price as furnished by an independent pricing service. Short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end and closed-end regulated investment companies are valued at net asset value.

B. REPURCHASE AGREEMENTS

It is the policy of the Funds to require a custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

C. INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code").


--------------------------------------------------------------------------------

D. FEDERAL TAXES

It is each Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal taxes are necessary.

At November 30, 1997, U.S. Government Income Fund for federal tax purposes, had capital loss carryforwards, as noted below, which will reduce the Funds' taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax.

                                  TOTAL
                                TAX-LOSS
           FUND               CARRYFORWARD
--------------------------------------------
U.S. Government Income Fund     $2,200,603
--------------------------------------------

Pursuant to the Code, such capital loss carryforwards will expire as follows:

      U.S. GOVERNMENT INCOME FUND
----------------------------------------
 EXPIRATION YEAR     EXPIRATION AMOUNT
----------------------------------------
2002                     $1,057,116
2004                      1,143,487
----------------------------------------

E. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

F. OPTION CONTRACTS WRITTEN

The Strategic Income Fund and U.S. Government Income Fund may write "covered" call option contracts. All of the preceding Funds, except U.S. Government Income Fund may also write "covered" put options. A written option obligates the Funds to deliver (a call), or to receive (a put), the contract amount upon exercise by the holder of the option. The principal reason for writing call or put options is to obtain, through receipt of premiums, a greater current return than would be realized on underlying securities alone. By writing call options, the Funds' may forego potential gains on the underlying security. By writing a put option, the Fund risks becoming obligated to purchase the underlying security for more than its current market price upon exercise. Premiums received from writing options are recorded as a liability and an unrealized gain or loss is measured by the difference between the current value and the premium received. For the year ended November 30, 1997, Strategic Income Fund had realized gain on options contracts both written and purchased of $337,974.

The U.S. Government Income Fund had no written option transactions during the year.

At November 30, 1997, Strategic Income Fund had the following outstanding written options:

                                       STRATEGIC INCOME FUND
---------------------------------------------------------------------------------------------------
                                                           NUMBER          UNREALIZED
                             EXPIRATION    EXERCISE          OF           APPRECIATION     MARKET
     ISSUE         TYPE         DATE         PRICE        CONTRACTS      (DEPRECIATION)     VALUE
---------------------------------------------------------------------------------------------------
Chevron Co.        Call      12/20/1997       $80.00            100           $39,122       $20,625
Cinergy Corp.      Call      12/20/1997        30.00             45            (9,112)       27,563
DTE Energy Co.     Call       1/17/1998        30.00            120           (10,861)       36,750
Lyondell
  Petrochemical    Call      12/20/1997        25.00            140            14,962        14,438
                                                                        ---------------------------
                                                              Total           $34,111       $99,376
                                                                        ---------------------------

The following is a summary of the Strategic Income Fund options activity:

                                    STRATEGIC INCOME FUND
                                  --------------------------
                                    NUMBER OF
                                    CONTRACTS     PROCEEDS*
                                  --------------------------
Outstanding at November 30, 1996          395       $67,863
Contracts opened                        6,563     3,002,392
Contracts expired                        (545)      (51,558)
Contracts exercised                    (1,485)     (211,180)
Contracts closed                       (4,523)   (2,674,030)
                                  --------------------------
Outstanding at November 30, 1997          405      $133,487
                                  --------------------------

* Represents premium received less commissions paid.

G. USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

H. OTHER

Investment transactions are accounted for on the trade date.


--------------------------------------------------------------------------------

(3) SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                      STELLAR TAX-FREE
                                         BOND FUND
                                         ----------
                                        PERIOD ENDED
                                     NOVEMBER 30, 1997*
                                         ----------
Shares sold                              14,215,030
Shares issued to shareholders in
  payment of distributions
  declared                                      995
Shares redeemed                          (1,667,876)
                                         ----------
    Net change resulting from
      Fund share transactions            12,548,149
                                         ----------

* For the period from December 30, 1996 (date of initial public investment) to November 30, 1997.

                              U.S. GOVERNMENT INCOME FUND
                            -------------------------------
                                YEAR ENDED NOVEMBER 30,
                                1997             1996
                            -------------------------------
 Shares sold                   2,492,225        6,580,878
 Shares issued to share-
  holders in payment of
  distributions declared         299,335          316,007
 Shares redeemed              (2,995,364)      (3,751,557)
                            -------------------------------
 Net change resulting from
  Fund share transactions       (203,804)       3,145,328
                            -------------------------------
                                 STRATEGIC INCOME FUND
                            -------------------------------
                                YEAR ENDED NOVEMBER 30,
                                1997             1996
                            -------------------------------
 Shares sold                   7,353,514        6,987,337
 Shares issued to share-
  holders in payment of
  distributions declared         304,065          178,887
 Shares redeemed              (1,383,953)      (1,133,224)
                            -------------------------------
 Net change resulting from
  Fund share transactions      6,273,626        6,033,000
                            -------------------------------

(4) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

A. INVESTMENT ADVISORY FEE

Star Bank, N.A., the Trust's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee based on a percentage of each
Fund's average daily net assets as follows.
           FUND                ANNUAL RATE
--------------------------------------------
Stellar Tax-Free Bond Fund          0.75%
U.S. Government Income Fund         0.60%
Strategic Income Fund               0.95%
--------------------------------------------

The Adviser may voluntarily choose to waive a portion of its fee or reimburse the funds for certain operating expenses. The Adviser can terminate this voluntary waiver of its advisory fees at any time at its sole discretion.

B. ADMINISTRATIVE FEE

Federated Administrative Services ("FAS") provides each Fund with certain administrative personnel and services for which it receives a fee. The FAS fee is based on the level of average aggregate net assets of the Trust for the period.

Effective January 1, 1998, the fee that FAS receives will change to an annual rate of 0.12% of each fund's average daily net assets of the Trust. The fee received during any fiscal year shall be at least $50,000 per Fund. FAS may choose to voluntarily waive a portion of its fee at any time.

Effective January 1, 1998, under the terms of a Sub-
Administration Agreement between FAS and Star Bank, N.A., FAS will pay to Star Bank, N.A., solely from the resources of FAS, a sub-administration fee at an annual rate of 0.04% of the average daily net assets of the Trust, for assisting FAS in rendering administrative services to the Trust.

C. DISTRIBUTION SERVICES FEE

The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Funds will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Funds to finance activities intended to result in the sale of the Funds' Investment Shares. The Plan provides that the Funds may incur distribution expenses up to 0.25% of the average daily net assets of the Investment Shares annually, to compensate FSC. The Funds will not accrue or pay any distribution expenses pursuant to the Plan until a second class of shares has been registered with the Securities and Exchange Commission.

D. SHAREHOLDER SERVICES FEE

Under the terms of the Shareholder Services Agreement with Star Bank, N.A., each Fund will pay Star Bank, N.A. up to 0.25% of average daily net assets for the period. For the foreseeable future, Star Bank, N.A. plans to limit the Shareholder Servicing fee to 0.05% of average daily net assets. This fee is to obtain certain services for shareholder and to maintain shareholder accounts. Star Bank N.A. can modify or terminate this limitation at any time at its sole discretion.

E. TRANSFER AND DIVIDEND DISBURSING AGENT FEES

Federated Services Company ("FServ") through its subsidiary Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Funds for which it receives a fee. The fee is based on the size, type, and number of accounts and transactions made by shareholders.

Effective January 23, 1998, Star Bank, N.A. will become the Funds transfer and dividend disbursing agent.


--------------------------------------------------------------------------------

F. PORTFOLIO ACCOUNTING FEES

FServ also maintains the Funds' accounting records for which it receives a fee. The fee is based on the level of each Fund's average net assets for the period, plus out-of-pocket expenses.

G. CUSTODIAN FEES

Star Bank, N.A., is the Funds' custodian for which it receives a fee. The fee is based on the level of each Fund's average net assets for the period, plus out-of-pocket expenses.

H. ORGANIZATIONAL EXPENSES

Organizational expenses were initially borne by FAS. The Funds have reimbursed FAS for these expenses. These expenses have been deferred and are being amortized over the five year period following the Fund's effective date. For the year ended November 30, 1997, the Funds expensed the following:

                                                    AMOUNTS
                                     EXPENSES     EXPENSED TO
                                        OF        FAS FOR THE
                                    ORGANIZING   PERIOD ENDED
                                        THE      NOVEMBER 30,
                  EFFECTIVE DATE       FUND          1997
--------------------------------------------------------------
Stellar
 Tax-Free Bond
 Fund            December 30, 1996   $   2,398     $     440
U.S. Government
 Income Fund     November 23, 1992      25,000         7,705
Strategic
 Income Fund     November 14, 1994      30,000        14,400
--------------------------------------------------------------

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

(5) INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended November 30, 1997, were as follows:

                               PURCHASES      SALES
------------------------------------------------------
Stellar Tax-Free Bond Fund    $138,138,182 $16,142,070
U.S. Government Income Fund   188,608,286  188,210,806
Strategic Income Fund         261,303,426  197,303,725
------------------------------------------------------




REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------


To the Shareholders and Board of Trustees of STAR FUNDS
(The Stellar Insured Tax-Free Bond Fund, Star Strategic Income Fund and Star U.S. Government Income Fund):

We have audited the accompanying statements of assets and liabilities of The Stellar Insured Tax-Free Bond Fund, Star Strategic Income Fund and Star U.S. Government Income Fund (investment portfolios of Star Funds, a Massachusetts business trust), including the schedules of portfolio investments, as of November 30, 1997, the related statements of operations and changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of The Stellar Insured Tax-Free Bond Fund, Star Strategic Income Fund and Star U.S. Government Income Fund (investment portfolios of Star Funds) as of November 30, 1997, and the results of their operations, the changes in their net assets and their financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                               ARTHUR ANDERSEN LLP

Pittsburgh, Pennsylvania
January 16, 1998



TRUSTEES                               OFFICERS
--------------------------------------------------------------------------------
Thomas L. Conlan Jr.                   Edward C. Gonzales
Edward C. Gonzales                       PRESIDENT AND TREASURER
Dr. Alfred Gottschalk                  Joseph S. Machi
Dr. Robert J. Hill                       VICE PRESIDENT AND ASSISTANT TREASURER
Dawn M. Hornback                       C. Grant Anderson
Lawrence M. Turner                       SECRETARY
William H. Zimmer III

  Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and
  are not insured or guaranteed by the U.S. government or the Federal Deposit
                             Insurance Corporation.
Investment                       in mutual funds involves investment risk,
                                 including the possible loss of principal.

 This report is authorized for distribution to prospective investors only when preceded
  or accompanied by the Trust's prospectus which contains facts concerning its objectives and policies, management fees, expenses and other information.










Cusip 854911856                                      ---------------------------
Cusip 854911500                                             STAR BANK, N.A.
Cusip 854911880                                           Investment Adviser
G00446-08 (1/98)                                     ---------------------------
6004TR                                                FEDERATED SECURITIES CORP.
                                                             Distributor
                                                     ---------------------------





[LOGO]
MONEY MARKET
FUNDS

COMBINED
ANNUAL
REPORT

DATED NOVEMBER 30, 1997

PORTFOLIOS OF STAR FUNDS












STAR TAX-FREE MONEY MARKET FUND

STAR TREASURY FUND

--------------------------------------------------------------------------------
  President's Message

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders for the Star Money Market Funds. The Report covers activity in the Star Tax-Free Money Market Fund and the Star Treasury Fund over the 12-month fiscal year period from December 1, 1996 through November 30, 1997. It begins with the portfolio manager's discussion about the interest rate environment during the period, fund yields, and portfolio strategy. Next is a list of fund holdings and the financial statements for each fund.

STAR TAX-FREE MONEY MARKET FUND

Designed for tax-sensitive investors, Star Tax-Free Money Market Fund is a practical way to pursue daily tax-free income. The fund invests in high-quality money market securities issued by municipalities across the U.S. During the reporting period, the fund paid tax-free dividends totaling $0.03 per share.* The fund's assets totaled $126.3 million at the end of the period.

STAR TREASURY FUND

The Star Treasury Fund is a highly conservative way to pursue daily income. This fund invests in money market securities issued by the U.S. Treasury. During the reporting period, the fund's Investment Shares paid dividends totaling $0.05 per share, while the fund's Trust Shares paid dividends totaling $0.03 per share. The fund's assets reached more than $1 billion at the end of the period.

Whatever your needs--an emergency cash reserve for planned or unplanned expenses, a "parking place" for cash in-between investments, or a highly conservative investment for income--the Star Money Market Funds are practical choices. Of course, each fund also gives you the additional advantages of easy access to your money and relative stability.**

Thank you for participating in the daily earning power of these funds.

Sincerely,

Edward C. Gonzales
President

January 15, 1998

 * Income may be subject to the federal alternative minimum tax.

** Although money market funds seek to maintain a share value of $1.00, there is no guarantee that they will do so. Investments in money market mutual funds are neither insured nor guaranteed by the U.S. government.

--------------------------------------------------------------------------------
  Investment Reviews

Star Tax-Free Money Market Fund

Q
     What major factors affected the tax-free money markets during the fund's fiscal year?

A
     Two primary factors govern the tax-free money markets: Treasury securities yield and supply/demand levels. Treasury yields peaked in mid-April 1997, on fears of a strong U.S. economy and a more vigilant Federal Reserve Board
(the "Fed") following the March interest rate increase. However, that all changed by late summer when problems in Asia began to surface which stimulated demand. One of the most powerful supply effects was generated by the continued shrinkage of the Federal budget deficit. The lower-than-expected deficit created a need for less Treasury Bill issuance, which sharply dropped the yield of these securities. Beginning in April, municipal markets witnessed a swelling of demand that sharply exceeded new note issuance. As a result, yields fell noticeably over the last six months of the reporting period.

Q
     How did the yield of Star Tax-Free Money Market fund move over the course of the fiscal year?

A
     The Star Tax-Free Money Market Fund's 7-day yield increased from 2.85% on November 30, 1996 to 3.22% on November 30, 1997.* Our outlook for short-term interest rates was relatively neutral throughout the period. We responded to short-rate volatility during the past fiscal year by keeping the fund's average maturity close to that of the average of its peers. Consequently, the yield of the fund remained within a few basis points of the peer average.

Q
     What is your outlook for short-term rates in 1998?

A
     Our 1998 economic outlook calls for slower growth and contained inflationary pressures. As a result of the Asian economic crisis, we expect U.S. Gross Domestic Product growth to slow slightly towards a 2% to 2.5%
rate. The best news for next year will likely be the lack of inflation. Imported goods from Asia are expected to show noticeable price declines. In 1997 alone, Asian imported goods prices were down 4%. With growth slowing, inflation remaining well behaved, and the potential for further international crisis, we believe the Fed will leave the Federal funds rate unchanged for the foreseeable future at 5.50%. We intend to maintain the strategy of keeping the fund's average maturity close to that of its benchmark. We will, however, extend or shorten the fund's average maturity to take advantage of temporary opportunities in the market as those opportunities present themselves.

Star Treasury Fund

Q
     The fund's fiscal year saw a single rate increase by the Fed in March along with moderate to strong growth and subdued inflation. What is your analysis?

A
     Despite the fact that the Fed changed the Federal funds rate only once during the reporting period the money markets were anything but placid. One of the most powerful effects was generated by the continued shrinkage of the Federal budget deficit. The lower-than-expected deficit created a need for less Treasury Bill issuance, which sharply dropped the yield of these securities. The money markets were also roiled by the disturbance in the Asian markets in October, as investors sought the "safe-haven" of Treasury securities, Treasury Bills in particular. In short, it may be asserted that the market did some of the Fed's work for it during the reporting period.

Q
     How did Star Treasury Fund's yield move over the course of the fiscal year?

A
     The yield on the Star Treasury Fund was relatively stable during fiscal 1997, with the 7-day net yield of the Investment Shares ranging from 4.65% on November 30, 1996 to 4.79% on November 30, 1997.* The fund benefited from the Fed's hike of short-term interest rates due to its portfolio structure, which emphasizes the use of overnight investments.

 * Performance quoted represents past performance and is not indicative of future results. Yield will vary.

--------------------------------------------------------------------------------

Q
     What is your outlook for short-term rates and your strategy as we enter
     1998?

A
     Our outlook for short-term rates is for continued stability during the first half of 1998. Potentially inflationary economic forces, such as wage increases, are somewhat offset by disinflationary ones, such as the likely decline in import prices. Therefore, barring any further exogenous shocks, the Fed should have little impetus to change the Federal funds and Discount rates in the near-term. In the longer-term, however, we look for domestic economic strength to prevail, and a preemptive rate hike after mid-year.


--------------------------------------------------------------------------------
  Portfolios of Investments

                              --------------------------------------------------
STAR TAX-FREE MONEY MARKET FUND   November 30, 1997


-------------------------------------------------------
-------------------------------------------------------
                                      CREDIT
PRINCIPAL AMOUNT                      RATING*     VALUE
-------------------------------------------------------
-------------------------------------------------------


SHORT-TERM MUNICIPALS - 99.4%
-------------------------------------------------------------
ALABAMA - 0.9%
    $1,200,000  Montgomery, AL BMC
                  Special Care
                  Facilities Finance
                  Authority,
                  Refunding Revenue
                  Bonds (Series G)
                  Weekly VRDNs (VHA
                  Alabama,
                  Inc.)/(AMBAC INS)    A1           $1,200,000
--------------------------------------------------------------
COLORADO - 1.6%
     2,000,000  Smith Creek
                  Metropolitan
                  District of
                  Colorado, Revenue
                  Bonds Weekly VRDNs
                  (Nationsbank, Fort
                  Worth LOC)           A1+           2,000,000
--------------------------------------------------------------
GEORGIA - 2.6%
     1,300,000  Columbus, GA Housing
                  Authority Weekly
                  VRDNs (Columbus
                  State University
                  Foundation)/
                  (SunTrust Bank,
                  Atlanta LOC)         Aa3           1,300,000
     1,000,000  Fulton County, GA
                  Development
                  Authority Weekly
                  VRDNs (Arthritis
                  Foundation Inc.)/
                  (SunTrust Bank,
                  Atlanta LOC)         AA3           1,000,000
     1,000,000  Fulton County, GA
                  Development
                  Authority, Revenue
                  Bonds Weekly VRDNs
                  (Robert W. Woodruff
                  Arts Center)/
                  (SunTrust Bank,
                  Atlanta LOC)         AA3           1,000,000
--------------------------------------------------------------
                Total                                3,300,000
--------------------------------------------------------------
ILLINOIS - 14.7%
     2,000,000  Illinois Development
                  Finance Authority,
                  (Series 1993A)
                  Weekly VRDNs
                  (Loyola
                  Academy)/(Northern
                  Trust Co. LOC)       A1+           2,000,000
     1,055,000  Illinois Development
                  Finance Authority,
                  Revenue Bonds
                  Weekly VRDNs (Lake
                  Forest
                  Academy)/(Northern
                  Trust Co. LOC)       A1+           1,055,000
     2,000,000  Illinois Development
                  Finance Authority,
                  Revenue Bonds
                  Weekly VRDNs
                  (Roosevelt
                University)/(American
                  National Bank,
                  Chicago LOC)         A1+           2,000,000
     1,500,000  Illinois Development
                  Finance Authority,
                  Series A Weekly
                  VRDNs (Presbyterian
                  Home Lake)/(Lasalle
                  National Bank,
                  Chicago LOC)         VMIG1         1,500,000
    $2,500,000  Illinois Educational
                  Facilities
                  Authority,
                  Refunding Revenue
                  Bonds Weekly VRDNs
                  (Newberry Library
                  Project)/ (Northern
                  Trust Corp. LOC)     VMIG1        $2,500,000
     2,000,000  Illinois Health
                  Facilities
                  Authority, Revenue
                  Bonds (Series C),
                  3.75% (Victory
                  Health Project)
                  1/30/1998 LOC FNB
                  Chicago              AAA           2,000,000
     3,000,000  Illinois Health
                  Facilities
                  Authority, Revenue
                  Bonds Weekly VRDNs
                  (Gottlieb Health
                  Resources,
                  Inc.)/(Harris Trust
                  & Savings Bank,
                  Chicago LOC)         VMIG1         3,000,000
     3,000,000  Illinois Health
                  Facilities
                  Authority, Revenue
                  Bonds Weekly VRDNs
                  (Gottlieb Health
                  Resources,
                  Inc.)/(Harris Trust
                  & Savings Bank,
                  Chicago LOC)         VMIG1         3,000,000
     1,330,000  Schaumburg, IL, IDR
                  Refunding Bonds
                  Weekly VRDNs (La
                  Quita Motor
                  Inns)/(Nationsbank,
                  Fort Worth LOC)      AA3           1,330,000
       200,000  Springfield, IL,
                  Community
                  Improvement
                  Refunding Revenue
                  Bonds Weekly VRDNs
                  (Kent Family
                  Project)/(PNC Bank,
                  N.A. LOC)            A1              200,000
--------------------------------------------------------------
                Total                               18,585,000
--------------------------------------------------------------
INDIANA - 4.9%
     2,000,000  Indiana Bond Bank,
                  Series A-2, 4.25%
                  TANs,                SP-1+/
                  1/21/1998            MIG1          2,001,485
     3,195,000  Logansport, IN,
                  Revenue Bonds
                  Weekly VRDNs (MMM
                  Invest, Inc.)/
                  (Bank One,
                  Indianapolis, N.A.
                  LOC)                 NR            3,195,000
     1,000,000  Purdue University,
                  IN, Revenue Bonds
                  (Series K) Weekly
                  VRDNs                VMIG1         1,000,000
--------------------------------------------------------------
                Total                                6,196,485
--------------------------------------------------------------
KENTUCKY - 5.2%
     1,000,000  Boone County, KY,
                  IDRB (Series 1994A)
                  Weekly VRDNs
                  (Square D. Co.)/
                  (Societe Generale
                  LOC)                 A1+           1,000,000
    $4,000,000  Fulton, KY, Revenue
                  Bonds Weekly VRDNs
                  (Community Health
                  System of
                  Kentucky)/ (First
                  Union National
                  Bank, Charlotte,
                  N.C. LOC)            VMIG1        $4,000,000
     1,600,000  Louisville, KY,
                  Refunding Bonds
                  Weekly VRDNs (Two
                  Twenty-Two
                  Project)/(PNC Bank,
                  Kentucky LOC)        A1            1,600,000
--------------------------------------------------------------
                Total                                6,600,000
--------------------------------------------------------------
MARYLAND - 1.8%
     1,700,000  Baltimore, MD EDA
                  Weekly VRDNs (Field
                  Container Co. L.P.)
                  (American National
                  Bank LOC)            A1+           1,700,000
       540,000  Maryland State IDFA,
                  (Series 1991)
                  Weekly VRDNs
                  (Maryland Academy
                  of Sciences
                  Facility)/(Nationsbank,
                  N.A., Charlotte
                  LOC)                 VMIG1           540,000
--------------------------------------------------------------
                Total                                2,240,000
--------------------------------------------------------------
MASSACHUSETTS - 1.6%
     2,000,000  Massachusetts Bay
                  Transit Authority,
                  (Series C), 3.65%
                  CP (Westdeutsche
                  Landesbank
                  Girozentrale LOC),
                  Mandatory Tender
                  12/5/1997            P1/A-1+       2,000,000
--------------------------------------------------------------
MICHIGAN - 3.1%
     3,500,000  Cornell, MI Economic
                  Development Corp.,
                  Industrial
                  Development Revenue
                  Refunding Bonds
                  (Series 1990),
                  3.65% CP (Mead-
                  Escanaba Paper Co.
                  Project)/(Credit
                  Suisse First Boston
                  LOC), Mandatory
                  Tender
                  12/1/1997            A1+           3,500,000
       365,000  Lenawee County, MI
                  EDC, Revenue Bonds
                  Weekly VRDNs
                  (Hardwoods of
                  Michigan,
                  Inc.)/(National
                  City Bank,
                  Cleveland, OH LOC)   VMIG1           365,000
--------------------------------------------------------------
                Total                                3,865,000
--------------------------------------------------------------
MISSISSIPPI - 1.6%
     2,000,000  Forest, MS, IDR
                  Refunding Bonds
                  Weekly VRDNs (Sara
                  Lee Corp.)           AA-           2,000,000
--------------------------------------------------------------
MISSOURI - 9.7%
      $700,000  Independence, MO IDA,
                  IDRB Weekly VRDNs
                  (Shoney's Inn)/
                  (Wachovia Bank of
                  NC, NA,
                  Winston-Salem LOC)   NR             $700,000
     1,500,000  Missouri State
                  Environmental
                  Improvement &
                  Energy Authority,
                  (Series 1985A),
                  3.75% CP (Union
                  Electric Co.)/
                  (Union Bank of
                  Switzerland, Zurich
                  LOC), Mandatory
                  Tender
                  1/5/1998             P1            1,500,000
     1,500,000  Missouri State
                  Environmental
                  Improvement &
                  Energy Authority,
                  (Series 1985A),
                  3.80% CP (Union
                  Electric Co.)/
                  (Union Bank of
                  Switzerland, Zurich
                  LOC), Mandatory
                  Tender
                  1/13/1998            P1            1,500,000
     6,000,000  Missouri State
                  Environmental
                  Improvement &
                  Energy Authority,
                  Refunding Revenue
                  Bonds Weekly VRDNs
                  (Kansas City Power
                  And Light Co.)       VMIG1         6,000,000
     2,500,000  Missouri State HEFA,
                  Revenue Bonds
                  (Series D) Daily
                  VRDNs (Washington
                  University)          VMIG1         2,500,000
--------------------------------------------------------------
                Total                               12,200,000
--------------------------------------------------------------
NEW MEXICO - 1.1%
     1,400,000  Belen, NM, IDR
                  Refunding Bonds
                  (Series 1991)
                  Weekly VRDNs
                  (United Desiccants,
                  Inc.)/ (National
                  City Bank, Kentucky
                  LOC)                 NR            1,400,000
--------------------------------------------------------------
OHIO - 25.9%
     1,250,000  Butler County, OH,
                  3.70% BANs,
                  3/20/1998            NR            1,251,437
     2,000,000  Butler County, OH,
                  3.90% BANs,
                  8/6/1998             NR            2,005,096
     2,000,000    Butler County, OH, GO UT, 4.25% BANs,
                  10/22/1998           NR            2,006,911
       480,000  Centerville, OH,
                  Health Care Revenue
                  Bonds Weekly VRDNs
                  (Bethany Lutheran
                  Village)/(PNC Bank,
                  Ohio, N.A. LOC)      VMIG1           480,000
     1,750,000  Chagrin Falls, OH
                  Village School
                  District, GO UT,
                  4.50% BANs,
                  2/10/1998            NR            1,752,403
     1,000,000  Columbus, OH Sewer
                  System, Revenue
                  Bonds (Series 1994)
                  Weekly VRDNs         VMIG1         1,000,000
    $3,565,000  Columbus, OH, Series
                  1 Weekly VRDNs       VMIG1        $3,565,000
     2,000,000  Cuyahoga County, OH
                  Hospital Authority,
                  (Series C) Weekly
                  VRDNs (Cleveland
                  Clinic)              VMIG1         2,000,000
     2,000,000  Dublin, OH City
                  School District, GO
                  UT, 4.33% Bonds,     SP-1+/
                  5/13/1998            MIG1          2,002,831
     2,800,000  Franklin County, OH
                  Hospital Facility
                  Authority, Series A
                  Weekly VRDNs (U.S.
                  Health Corporation
                  of
                  Columbus)/(Morgan
                  Guaranty Trust Co.,
                  New York LOC)        VMIG1         2,800,000
     2,750,000  Hamilton County, OH
                  Hospital Facilities
                  Authority, (Series
                  1997A) Weekly VRDNs
                  (Children's
                  Hospital Medical
                  Center, Akron)/
                  (PNC Bank, Ohio,
                  N.A. LOC)            VMIG1         2,750,000
       500,000  Hamilton County, OH
                  Hospital Facilities
                  Authority, Series B
                  Revenue Bonds
                  Weekly VRDNs
                  (Health Alliance of
                  Greater
                  Cincinnati)/ (MBIA
                  Insurance
                  Corporation INS)     VMIG1           500,000
        90,000  Marion County, OH
                  Hospital Authority
                  Weekly VRDNs
                  (Pooled Lease
                  Program)/ (Bank
                  One, Ohio, N.A.
                  LOC)                 VMIG1            90,000
     1,205,000  Marion County, OH
                  Hospital Authority,
                  (Series 1991)
                  Weekly VRDNs
                  (Marion County, OH
                  Pooled Hospital
                  Program)/(Bank One,
                  Ohio, N.A. LOC)      A1+           1,205,000
     3,000,000  Ohio School
                  Districts, (Series
                  B), 4.47% TANs,      SP-1+/
                  6/30/1998            MIG1          3,009,843
       385,000  Ohio State IDR,
                  Refunding Bonds
                  Weekly VRDNs
                  (Cincinnati
                  Riverfront
                  Coliseum,
                  Inc.)/(PNC Bank,
                  Ohio, N.A. LOC)      A1              385,000
       310,000  Ohio State IDR,
                  Refunding Bonds
                  Weekly VRDNs
                  (Cincinnati
                  Riverfront
                  Coliseum,
                  Inc.)/(PNC Bank,
                  Ohio, N.A. LOC)      A1              310,000
       485,000  Ohio State IDR,
                  Refunding Bonds
                  Weekly VRDNs
                  (Cincinnati
                  Riverfront
                  Coliseum,
                  Inc.)/(PNC Bank,
                  Ohio, N.A. LOC)      A1              485,000
      $450,000  Ohio State IDR,
                  Refunding Bonds
                  Weekly VRDNs
                  (Cincinnati
                  Riverfront
                  Coliseum,
                  Inc.)/(PNC Bank,
                  Ohio, N.A. LOC)      A1             $450,000
     2,000,000  Ohio State Water
                  Development
                  Authority,
                  Pollution Control
                  Revenue Refunding
                  Bonds (Series 1997)
                  Weekly VRDNs
                  (Philip Morris
                  Cos., Inc.)          P1            2,000,000
     2,000,000  University of
                  Cincinnati, OH,
                  (Series T), 3.70%    SP-1+/
                  BANs, 3/19/1998      MIG1          2,001,968
       750,000  University of
                  Cincinnati, OH,
                  Series AA, 3.65%     SP-1+/
                  BANs, 3/19/1998      MIG1            751,284
--------------------------------------------------------------
                Total                               32,801,773
--------------------------------------------------------------
PENNSYLVANIA - 7.9%
     3,000,000  Allegheny County, PA
                  HDA, (Series 1990
                  C) Daily VRDNs
                  (Presbyterian
                  University
                  Hospital)/ (MBIA
                  Insurance
                  Corporation INS)     VMIG1         3,000,000
     4,000,000  Allegheny County, PA
                  IDA, PCR (Series
                  1992A), 3.85% TOBs
                  (Duquesne Light
                  Power Co.)/
                  (Canadian Imperial
                  Bank of Commerce,
                  Toronto LOC), PUT
                  10/21/1998           P1/A1+        4,000,000
     1,000,000  East Penn, PA IDA,
                  IDR Refunding Bonds
                  Weekly VRDNs
                  (Electronic Data
                  Systems Corp.)/
                  (Wachovia Bank of
                  Georgia NA, Atlanta
                  LOC)                 AA2           1,000,000
     2,000,000  Philadelphia, PA
                  School District,
                  (Series 1997-1998),
                  4.50% TRANs,         SP-1+/
                  6/30/1998            MIG1          2,006,115
--------------------------------------------------------------
                Total                               10,006,115
--------------------------------------------------------------
TENNESSEE - 5.2%
     1,000,000  Greenville, TN IDB,
                  IDRB Weekly VRDNs
                  (Ball
                  Corp.)/(Wachovia
                  Bank of Georgia NA,
                  Atlanta LOC)         A1+           1,000,000
     2,000,000  Rutherford County, TN
                  IDB Weekly VRDNs
                  (Square D.
                  Co.)/(Societe
                  Generale LOC)        A1+           2,000,000
     3,540,000  Sullivan County, TN
                  Health Educational
                  & Housing
                  Facilities Board,
                  Revenue Bonds
                  Weekly VRDNs
                  (Asbury Center)/
                  (Nationsbank, N.A.,
                  Charlotte LOC)       NR            3,540,000
--------------------------------------------------------------
                Total                                6,540,000
--------------------------------------------------------------
TEXAS - 8.6%
    $2,275,000  Bexar County, Health
                  Facilities
                  Development
                  Authority Weekly
                  VRDNs (Army
                  Retirement
                  Resources
                  Foundation)/
                  (Rabobank
                  Nederland, Utrecht
                  LOC)                 A1           $2,275,000
     3,050,000  Harris County, TX
                  HFDC, (Series 1994)
                  Daily VRDNs
                  (Methodist
                  Hospital, Harris
                  County, TX)          A1+           3,050,000
     1,600,000  Lone Star, TX Airport
                  Improvement
                  Authority, Revenue
                  Bonds (Series A-1)
                  Daily VRDNs
                  (American
                  Airlines)/ (Royal
                  Bank of Canada,
                  Montreal LOC)        VMIG1         1,600,000
     1,900,000  (a) San Antonio, TX
                  IDA Weekly VRDNs
                  (San Antonio River
                  Center
                  Associates)/(PNC
                  Bank, N.A. LOC)      A1            1,900,000
     2,000,000  Waller County, TX
                  IDC, Industrial
                  Improvement Revenue
                  Bonds Weekly VRDNs
                  (Tubular Steel,
                  Inc.) LOC Wachovia
                  Bank of Georgia      P1            2,000,000
--------------------------------------------------------------
                Total                               10,825,000
--------------------------------------------------------------
VIRGINIA - 1.4%
    $1,810,000  Rockbridge County, VA
                  IDA, IDR Bonds,
                  3.85% PUT (Safeway,
                  Inc.)/ (Bankers
                  Trust Co., New York
                  LOC) 2/2/1998        A1           $1,810,000
--------------------------------------------------------------
WISCONSIN - 1.6%
     2,000,000  Racine County, WI
                  School District,
                  Tax & Revenue
                  Anticipation Prom
                  Nts, 4.25% Bonds,
                  8/24/1998            SP-1+         2,005,613
--------------------------------------------------------------
TOTAL SHORT-TERM MUNICIPALS                        125,574,986
--------------------------------------------------------------
MUTUAL FUND SHARES - 0.3%
       368,145  SEI Tax Exempt Money
                  Market Fund (AT NET
                  ASSET VALUE)                         368,145
--------------------------------------------------------------
TOTAL INVESTMENTS (AT AMORTIZED
COST)(A)                                          $125,943,131
--------------------------------------------------------------

   ----------------------------------------------------
STAR TREASURY FUND   November 30, 1997
-------------------------------------------------------
-------------------------------------------------------
PRINCIPAL AMOUNT                             VALUE
-------------------------------------------------------
-------------------------------------------------------

U.S. TREASURY - 28.6%
----------------------------------------------------------------------
     $105,000,000  United States Treasury
                     Bills,
                     2/26/1998                 $103,705,331
      218,000,000  United States Treasury
                     Notes, 5.00%-9.00%,
                     11/30/1997-11/30/98        218,538,581
----------------------------------------------------------------------
TOTAL U.S. TREASURY                             322,243,912
----------------------------------------------------------------------
(B) REPURCHASE AGREEMENTS - 67.9%
----------------------------------------------------------------------
       55,000,000  Bear, Stearns and Co.,
                     5.700%, dated
                     11/28/1997, due
                     12/1/1997                   55,000,000
       55,000,000  Dean Witter Reynolds,
                     Inc., 5.680%, dated
                     11/28/1997, due
                     12/1/1997                   55,000,000
      280,609,000  Donaldson, Lufkin and
                     Jenrette Securities
                     Corp., 5.700%, dated
                     11/28/1997, due
                     12/1/1997                  280,609,000
      $55,000,000  Merrill Lynch, Pierce,
                     Fenner and Smith,
                     5.700%, dated
                     11/28/1997, due
                     12/1/1997                  $55,000,000
       40,000,000  Morgan Stanley Group,
                     Inc., 5.650%, dated
                     11/28/1997, due
                     12/1/1997                   40,000,000
      280,609,000  SBC Capital Markets,
                     Inc., 5.650%, dated
                     11/28/1997, due
                     12/1/1997                  280,609,000
----------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS                     766,218,000
----------------------------------------------------------------------
MUTUAL FUNDS--3.5%
       20,000,000  Merrill Lynch
                     Institutions Treasury
                     Fund                        20,000,000
       20,000,000  Short Term Investment
                     Fund                        20,000,000
----------------------------------------------------------------------
TOTAL MUTUAL FUNDS (AT NET ASSET VALUE)          40,000,000
----------------------------------------------------------------------
TOTAL INVESTMENTS (AT AMORTIZED COST)(A)      $1,128,461,912
----------------------------------------------------------------------

                  (See Notes to the Portfolios of Investments)
--------------------------------------------------------------------------------
  Notes to Portfolios of Investments

(a) Also represents cost for federal tax purposes.
(b) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at date of the portfolio.
  * Current credit ratings are unaudited. Please refer to the Statement of Additional Information for an explanation of the credit ratings.

The following acronyms are used throughout this portfolio:

AMBAC      --American Municipal Bond Assurance Corporation
BANs       --Bond Anticipation Notes
CP         --Commercial Paper
EDA        --Economic Development Authority
EDC        --Economic Development Commission
GO         --General Obligation
HDA        --Hospital Development Authority
HEFA       --Health and Education Facilities Authority
HFDC       --Health Facility Development Corporation
IDA        --Industrial Development Authority
IDB        --Industrial Development Bond
IDC        --Industrial Development Corporation
IDR        --Industrial Development Revenue
IDRB       --Industrial Development Revenue Bond
IDFA       --Industrial Development Finance Authority
INS        --Insured
LOC        --Letter of Credit
MBIA       --Municipal Bond Investors Assurance
MMM        --Money Market Municipal
PCR        --Pollution Control Revenue
TANs       --Tax Anticipation Notes
TOBs       --Tender Option Bonds
TRANs      --Tax and Revenue Anticipation Notes
UT         --Unlimited Tax
VHA        --Veterans Housing Administration
VRDNs      --Variable Rate Demand Notes

                                                                                                         Total Net
                                              Star Funds                                                  Assets**
Star Tax-Free Money Market Fund                                                                         $126,347,535
Star Treasury Fund                                                                                      1,128,695,727

** The categories of investments are shown as a percentage of net assets at November 30, 1997.

       (See Notes which are an integral part of the Financial Statements)

--------------------------------------------------------------------------------
  Statements of Assets & Liabilities
NOVEMBER 30, 1997

                                                                                STAR
                                                                              TAX-FREE
                                                                                MONEY             STAR
                                                                               MARKET           TREASURY
                                                                                FUND              FUND
--------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments in repurchase agreements, at amortized cost                              $--      $766,218,000
 Investments in securities                                                    125,943,131       362,243,912
--------------------------------------------------------------------------------------------------------------
   Total investments in securities, at value                                 $125,943,131    $1,128,461,912
 Cash                                                                                  --             6,795
 Income receivable                                                                737,015         4,747,481
 Receivable for Fund shares sold                                                       --             1,094
--------------------------------------------------------------------------------------------------------------
   Total assets                                                               126,680,146     1,133,217,282
--------------------------------------------------------------------------------------------------------------
LIABILITIES:
 Payable for Fund shares redeemed                                                     --                150
 Income distribution payable                                                     312,491          4,393,196
 Accrued expenses                                                                 20,120            128,209
--------------------------------------------------------------------------------------------------------------
   Total liabilities                                                             332,611          4,521,555
--------------------------------------------------------------------------------------------------------------
NET ASSETS:
 Trust Shares                                                                         --       $659,295,588
 Investment Shares                                                           $126,347,535       469,400,139
--------------------------------------------------------------------------------------------------------------
   Total Net Assets                                                          $126,347,535    $1,128,695,727
--------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING:
 Trust Shares                                                                         --        659,295,588
 Investment Shares                                                            126,347,535       469,400,139
--------------------------------------------------------------------------------------------------------------
   Total shares outstanding                                                   126,347,535     1,128,695,727
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 Trust Shares                                                                          --             $1.00
 Investment Shares                                                                  $1.00             $1.00
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Investments, at identified cost                                              $125,943,131    $1,128,461,912
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Investments, at tax cost                                                     $125,943,131    $1,128,461,912
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

(See Notes which are an integral part of the Financial Statements)

--------------------------------------------------------------------------------
  Statements of Operations
YEAR ENDED NOVEMBER 30, 1997

                                                                                     STAR
                                                                                   TAX-FREE
                                                                                     MONEY       STAR
                                                                                    MARKET     TREASURY
                                                                                     FUND        FUND
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Interest income                                                                  $5,053,405   $54,977,537
EXPENSES:
 Investment advisory fee                                                             761,469     4,990,143
 Administrative personnel and services fee                                           128,243       922,287
 Custodian fees                                                                       34,612       249,507
 Transfer and dividend disbursing agent fees and expenses                             24,274        68,491
 Directors'+Trustees' fees                                                             2,902        15,217
 Auditing fees                                                                        14,183        18,620
 Legal fees                                                                            5,052        20,808
 Portfolio accounting fees                                                            35,676       136,061
 Distribution services fee                                                                --       202,834(a)
 Shareholder services fee                                                             69,224       499,014(b)
 Share registration costs                                                                 --        99,536
 Printing and postage                                                                  6,903        21,764
 Insurance premiums                                                                    4,875        11,981
 Miscellaneous                                                                         1,326         3,323
-------------------------------------------------------------------------------------------------------------------
   Total expenses                                                                  1,088,739     7,259,586
-------------------------------------------------------------------------------------------------------------------
Waivers--
-------------------------------------------------------------------------------------------------------------------
 Waiver of investment advisory fee                                                  (138,449)           --
-------------------------------------------------------------------------------------------------------------------
   Net Expenses                                                                      950,290     7,259,586
-------------------------------------------------------------------------------------------------------------------
    Net investment income                                                          4,103,115     47,717,951
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

(a) Represents distribution services fee for the Investment Shares.

(b) Represents shareholders services fees of $185,780 and $313,234 for Trust Shares and Investment Shares, respectively.

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
  Statements of Changes In Net Assets


                                      STAR
                                                                  TAX-FREE                    STAR
                                                                MONEY MARKET                  TREASURY
                                                                    FUND                        FUND
                                                          YEAR ENDED NOVEMBER 30,      YEAR ENDED NOVEMBER 30,
                                                             1997         1996            1997          1996
-----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS--
Net investment income                                     $4,103,115    $5,133,251      $47,717,951    $33,607,634
------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS--
Distributions from net investment income
 Trust Shares                                                     --            --      (17,991,145)             --
 Investment Shares                                        (4,103,115)   (5,133,251)     (29,726,806)    (33,607,634)
-------------------------------------------------------------------------------------------------------------------
 Change in net assets from distributions to shareholders  (4,103,115)   (5,133,251)     (47,717,951)    (33,607,634)
-------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS--
Proceeds from sales of shares                             529,216,899  573,340,058     6,634,149,054   7,139,876,502
Net assets value of shares issued to shareholders in
 payment of distributions declared                             5,547           890           469,381         102,722
Cost of shares redeemed                                   (556,130,618) (587,441,413) (6,335,181,799) (6,965,683,064)
--------------------------------------------------------------------------------------------------------------------
 Change in net assets from share transactions             (26,908,172)  (14,100,465)     299,436,636     174,296,160
--------------------------------------------------------------------------------------------------------------------
   Change in net assets                                   (26,908,172)  (14,100,465)     299,436,636     174,296,160
NET ASSETS:
Beginning of period                                       153,255,707  167,356,172       829,259,091     654,962,931
--------------------------------------------------------------------------------------------------------------------
End of period                                             $126,347,535 $153,255,707   $1,128,695,727    $829,259,091
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
  Financial Highlights
STAR FUNDS
(For a share outstanding throughout each period)


               NET ASSET                 DISTRIBUTIONS                                RATIOS TO AVERAGE NET ASSETS
                VALUE,         NET         FROM NET     NET ASSET                               NET          EXPENSE
 YEAR ENDED    BEGINNING    INVESTMENT    INVESTMENT   VALUE, END      TOTAL                 INVESTMENT      WAIVER/
NOVEMBER 30    OF PERIOD      INCOME        INCOME      OF PERIOD    RETURN(B)    EXPENSES     INCOME    REIMBURSEMENT(C)
------------------------------------------------------------------------------------------------------------------------
STAR TAX-FREE MONEY MARKET FUND
1991(a)           $1.00         0.03         (0.03)        $1.00         2.84%        0.55%(d)    3.95%(d)      0.48%(d)
1992              $1.00         0.03         (0.03)        $1.00         2.59%        0.66%       2.54%         0.40%
1993              $1.00         0.02         (0.02)        $1.00         1.91%        0.65%       1.90%         0.40%
1994              $1.00         0.02         (0.02)        $1.00         2.15%        0.65%       2.12%         0.15%
1995              $1.00         0.03         (0.03)        $1.00         3.32%        0.66%       3.26%         0.15%
1996              $1.00         0.03         (0.03)        $1.00         2.91%        0.70%       2.87%         0.11%
1997              $1.00         0.03         (0.03)        $1.00         3.02%        0.69%       2.96%         0.10%
STAR TREASURY FUND
INVESTMENT SHARES
1989(e)           $1.00         0.05         (0.05)        $1.00         5.36%        0.77%(d)    8.28%(d)      0.01%(d)
1990              $1.00         0.07         (0.07)        $1.00         7.72%        0.73%       7.44%         0.03%
1991              $1.00         0.06         (0.06)        $1.00         5.72%        0.71%       5.51%         0.10%
1992              $1.00         0.03         (0.03)        $1.00         3.41%        0.71%       3.33%         0.25%
1993              $1.00         0.03         (0.03)        $1.00         2.56%        0.70%       2.53%         0.25%
1994              $1.00         0.03         (0.03)        $1.00         3.30%        0.70%       3.24%           --
1995              $1.00         0.05         (0.05)        $1.00         5.23%        0.71%       5.14%           --
1996              $1.00         0.05         (0.05)        $1.00         4.80%        0.70%       4.69%           --
1997              $1.00         0.05         (0.05)        $1.00         4.85%        0.73%       4.73%           --
TRUST SHARES
1997(f)           $1.00         0.03         (0.03)        $1.00         3.37%        0.72%(d)    4.87%(d)        --
------------------------------------------------------------------------------------------------------------------------

              NET ASSETS
                END OF
                PERIOD
 YEAR ENDED      (000
NOVEMBER 30    OMITTED)
-----------------------
STAR TAX-FREE MONEY MARKET FUND
1991(a)        $113,731
1992           $144,487
1993           $135,022
1994           $135,427
1995           $167,356
1996           $153,256
1997           $126,348
STAR TREASURY FUND
INVESTMENT SHARES
1989(e)        $174,062
1990           $226,519
1991           $307,278
1992           $346,508
1993           $386,020
1994           $358,766
1995           $654,963
1996           $829,259
1997           $469,400
TRUST SHARES
1997(f)        $659,296
------------

(A) Reflects operations for the period from March 15, 1991(date of initial public investment) to November 30, 1991.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease if reflected in both the expense and net investment income ratios shown above.

(d) Computed on an annualized basis.

(e) Reflects operations for the period from April 14, 1989 (date of initial public investment) to November 30, 1989.

(f) Reflects operations for the period from March 25, 1997 (date of initial public investment) to November 30, 1997.

(See Notes which are an integral part of the Financial Statements)

--------------------------------------------------------------------------------
  Combined Notes to Financial Statements

NOVEMBER 30, 1997

(1) ORGANIZATION

Star Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company. The Trust consists of eleven diversified portfolios and one non-diversified portfolio. The following portfolios comprise the Trust:

_________________________________PORTFOLIO NAME_________________________________
Star Capital Appreciation Fund ("Capital Appreciation Fund")
Star Growth Equity Fund ("Growth Equity Fund")
Star Relative Value Fund ("Relative Value Fund")
The Stellar Fund ("Stellar Fund")
Star Strategic Income Fund ("Strategic Income Fund")
Star Tax-Free Money Market Fund
  ("Tax-Free Money Market Fund")
Star Treasury Fund ("Treasury Fund")
Star U.S. Government Income Fund
  ("U.S. Government Income Fund")
The Stellar Insured Tax-Free Bond Fund
  ("Stellar Tax-Free Bond Fund")*
Star Market Capitalization Fund
  ("Market Capitalization Fund")**
Star Ohio Tax-Free Money Market Fund
  ("Ohio Tax-Free Money Market Fund")**
Star International Equity Fund
  ("International Equity Fund")**

 * Stellar Tax-Free Bond Fund became effective on
   December 30, 1996.

** The Market Capitalization Fund, Ohio Tax-Free Money Market Fund and
   International Equity Fund became effective on November 19, 1997 but had no public investment as of November 30, 1997.

The financial statements of the following portfolios (individually referred to as the "Fund", or collectively as the "Funds") are presented herein along with each Fund's investment objective:

       PORTFOLIO NAME            INVESTMENT OBJECTIVE
--------------------------------------------------------
Tax-Free                        Money Market Fund Current income exempt from
                                federal regular income tax consistent with
                                stability of principal.
Treasury                        Fund Stability of principal and current income
                                consistent with stability of principal.

The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Treasury Fund offers two classes of shares: Trust Shares and Investment Shares; the Tax-Free Money Market Fund is offered without class designation.

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS

The Funds' use the amortized cost method to value their portfolio securities in accordance with Rule 2a-7 under the Act. Investments in other open-end investment companies are valued at net asset value.

B. REPURCHASE AGREEMENTS

It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

C. INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

D. FEDERAL TAXES

It is each Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.

E. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

F. USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

G. OTHER

Investment transactions are accounted for on the trade date.

(3) SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). At November 30, 1997, capital paid-in for Tax-Free Money Market Fund and Treasury Fund aggregated $126,347,535 and $1,128,695,727, respectively. Transactions in Fund shares were as follows:

                                       TAX-FREE
                                  MONEY MARKET FUND
                             ----------------------------
                                      YEAR ENDED
                                     NOVEMBER 30,
                                 1997           1996
                             ----------------------------
Shares sold                    529,216,899    573,340,058
Shares issued to share
  holders in payment of
  distributions declared             5,547            890
Shares redeemed               (556,130,618)  (587,441,413)
                             ----------------------------
  Net change resulting from
    share transactions         (26,908,172)   (14,100,465)
                             ----------------------------

                                          TREASURY FUND
                                         ----------------
                                           PERIOD ENDED
                                           NOVEMBER 30,
TRUST SHARES                                  1997*
---------------------------------------  ----------------
Shares sold                                 2,057,044,184
Shares issued to shareholders in
  payment of distributions declared                81,573
Shares redeemed                            (1,397,830,169)
                                         ----------------
    Net change resulting from share
      transactions                            659,295,588
                                         ----------------

* Reflects operations for the period from March 25, 1997 (date of initial public investment) to November 30, 1997.

                                    TREASURY FUND
                             ----------------------------
                                      YEAR ENDED
                                     NOVEMBER 30,
INVESTMENT SHARES                1997           1996
---------------------------  -------------  ---------------
Shares sold                   4,577,104,870   7,139,876,502
Shares issued to
  shareholders in payment
  of distributions declared         387,808         102,722
Shares redeemed              (4,937,351,630) (6,965,683,064)
                              -------------   -------------
    Net change resulting
      from share
      transactions            (359,858,952)     174,296,160
                             -------------    -------------

(4) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

A. INVESTMENT ADVISORY FEE

Star Bank N.A., the Trust's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee based on a percentage equal to the percentage of each Fund's average daily net assets as follows:


           FUND               ANNUAL RATE
-------------------------------------------
Tax-Free Money Market Fund         0.55%
Treasury Fund                      0.50%
-------------------------------------------

The Adviser may voluntarily choose to waive a portion of its fee or reimburse the funds for certain operating expenses.

The Adviser can terminate this voluntary waiver of its advisory fees at any time at its sole discretion.

B. ADMINISTRATIVE FEE

Federated Administrative Services ("FAS") provides the Funds with certain administrative personnel and services. The fee paid to FAS is based on the level of average aggregate net assets of the Trust for the period.

Effective January 1, 1998, the fee that FAS receives will change to an annual rate of 0.12% of each fund's average daily net assets of the Trust. The fee received during any fiscal year shall be at least $50,000 per Fund. FAS may choose to voluntarily waive a portion of its fee at any time.

Effective January 1, 1998, under the terms of a Sub-Administration Agreement between FAS and Star Bank, N.A., FAS will pay to Star Bank, N.A., solely from the resources of FAS, a sub-administration fee at an annual rate of 0.04% of the average daily net assets of the Trust, for assisting FAS in rendering administrative services to the Trust.

C. DISTRIBUTION SERVICES FEE

The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Funds will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Funds to finance activities intended to result in the sale of the Funds' investment shares. The Plan provides that the Funds may incur distribution expenses up to 0.25% of the average daily net assets of the investment shares annually, to compensate FSC. Currently, only the Treasury Fund is accruing and paying 12b-1 fees. The Tax-Free Money Market Fund will not accrue or pay any distribution expenses pursuant to the Plan until a second class of shares has been registered with the Securities and Exchange Commission.

D. SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Star Bank, N.A., each Fund will pay Star Bank, N.A. up to 0.25% of average daily net assets of the funds for the period. For the foreseeable future, the Funds plan to limit the Shareholder Servicing fee to 0.05% of average daily net assets. The fee paid to Star Bank, N.A. is used to finance certain services for shareholders and to maintain shareholder accounts. Star Bank, N.A. can modify or terminate this limitation at any time at its sole discretion.

E. TRANSFER AND DIVIDEND DISBURSING AGENT FEES

Federated Services Company ("FServ"), through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Funds for which it receives a fee. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Effective January 23, 1998, Star Bank, N.A. will become the Funds transfer and dividend disbursing agent.

F. PORTFOLIO ACCOUNTING FEES

FServ maintains the Funds' accounting records for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

G. CUSTODIAN FEES

Star Bank, N.A. is the Funds' custodian for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

H. GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

--------------------------------------------------------------------------------
  Report of Independent Public Accountants

To the Shareholders and Board of Trustees of STAR FUNDS (Star Tax-Free Money Market Fund and Star Treasury Fund):

We have audited the accompanying statements of assets and liabilities of Star Tax-Free Money Market Fund and Star Treasury Fund (investment portfolios of Star Funds, a Massachusetts business trust), including the schedules of portfolio investments, as of November 30, 1997, the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Star Tax-Free Money Market Fund and Star Treasury Fund (investment portfolios of Star Funds) as of November 30, 1997, and the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                               ARTHUR ANDERSEN LLP

Pittsburgh, Pennsylvania
January 16, 1998


--------------------------------------------------------------------------------
  Trustees                                             Officers

Thomas L. Conlan, Jr.                                     Edward C. Gonzales
Edward C. Gonzales                                        PRESIDENT AND TREASURER
Alfred Gottschalk, Ph.D.                                  Joseph S. Machi
Robert J. Hill, D.O.                                      VICE PRESIDENT AND ASSISTANT TREASURER
Dawn M. Hornback                                          C. Grant Anderson
Lawrence M. Turner                                        SECRETARY
William H. Zimmer III

  Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and
   are not insured or guaranteed by the U.S. government, the Federal Deposit
                             Insurance Corporation,
the Federal Reserve Board, or any other government agency. Investment in mutual funds involves
   investment risks, including the possible loss of principal. Although money market funds seek to maintain
  a stable net asset value of $1.00 per share, there is no assurance that they will be able to do so.

 This report is authorized for distribution to prospective investors only when preceded
  oraccompanied by the Trust's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.




[LOGO OF STAR FUNDS]                   STOCK FUNDS

                                       COMBINED
                                       ANNUAL
                                       REPORT

                                       DATED NOVEMBER 30, 1997
                                       PORTFOLIOS OF THE STAR FUNDS



                                       THE STELLAR FUND

                                       STAR RELATIVE VALUE FUND

                                       STAR GROWTH EQUITY FUND

                                       STAR CAPITAL APPRECIATION FUND



PRESIDENT'S MESSAGE
--------------------------------------------------------------------------------

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders for the Star Stock Funds. The Report covers the 12-month fiscal year period from December 1, 1996 through November 30, 1997. It includes a discussion with each fund's portfolio manager, which covers economic and market conditions and their impact on fund performance and strategy. Next are graphs of each fund's long-term performance, followed by a complete list of each fund's holdings and financial statements.

In general, the Star Stock Funds continued to deliver highly positive returns as the bull market marched on, accompanied by an extremely high level of volatility. Fund-by-fund highlights over the 12-month period are as follows:

THE STELLAR FUND

To pursue a high level of total return over the long-term, the fund invests in approximately equal weightings in U.S. stocks, U.S. bonds, international securities,+ real estate securities, and money market securities. This highly diversified approach produced a total return on November 30, 1997 of 11.94%, or 6.91% adjusted for the sales charge, for Investment Shares.* Contributing to the total return were dividends totaling $0.36 per share, capital gains totaling $0.50 per share, and a net asset value increase over the fiscal year from $13.59 to $14.27 at period end.

Shareholders of Trust Shares received a total return on November 30, 1997 of 12.22% through dividends totaling $0.40 per share, capital gains totaling $0.50 per share, and a net asset value increase from $13.59 to $14.27 at the end of the period.*

On the last day of the period, fund net assets totaled $114.1 million.

STAR RELATIVE VALUE FUND

The fund pursues a high level of total return through a portfolio of stocks that appear to be undervalued and offer above-average yields with low volatility. Many of these stocks are household names and at the end of the reporting period included American Express, Bristol-Myers Squibb, Ford, Gillette, Goodyear, IBM, Intel, Merck, J.C. Penney, and more. On November 30, 1997 the fund's Investment Shares delivered a total return of 27.69%, or 21.93% adjusted for the sales charge.* The Investment Shares' net asset value rose significantly, from $19.03 on the first day of the period to $23.48 on the last day. Shareholders received dividends totaling $0.28 per share and capital gains totaling $0.39 per share.

The fund's Trust Shares, introduced on August 18, 1997, produced a 3.93% total return in its first three months of operation ended November 30, 1997, through $0.07 in income and a $0.82 increase in net asset value.*

Fund assets increased substantially over the fiscal year, from $216 million to $349.8 million at period end.

STAR GROWTH EQUITY FUND

The fund pursues growth through high-quality stocks that, at the end of the reporting period, included companies such as Allstate, Boeing, Brunswick, Disney, Dow, General Motors, Gillette, Hewlett-Packard, IBM, Intel, J.P. Morgan, Microsoft, Pepsico, Pfizer, and Wal-Mart. On November 30, 1997 the fund's Investment Shares produced a total return of 22.65%, or 17.22% adjusted for the sales charge.* Contributing to the total return were a $2.00 increase in net asset value, $0.14 per share in dividends and $1.02 in capital gains.

The fund's Trust Shares, introduced on August 18, 1997, produced a 4.59% total return in its first three months of operation ended November 30, 1997, through $0.04 in income and a $0.72 increase in net asset value.* Over the year, fund assets soared from $85 million to $154 million.

* Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

+ Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

STAR CAPITAL APPRECIATION FUND

At the end of the 12-month reporting period, the fund's portfolio of more than 100 growth-oriented stocks included such familiar names as Brunswick, Clorox, Coca-Cola, General Dynamics, Hershey, and Whirlpool. The fund achieved a total return on November 30, 1997 of 14.26%, or 9.13% adjusted for the sales charge, through a $1.79 increase in net asset value. Fund assets grew to reach $83.1 million at period end.*

Thank you for pursuing your longer-term goals through the Star Stock Funds. We hope you are pleased with your progress. We will continue to keep you up-to-date on the details of your investment on a regular basis, through the highest level of service possible.

Sincerely,

[LOGO SIGNATURE OF EDWARD C. GONZALES]

Edward C. Gonzales
President

January 15, 1998

* Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.



INVESTMENT REVIEWS
--------------------------------------------------------------------------------

The Stellar Fund
----------------

Q The fund's fiscal year saw an improved environment for U.S. bonds, strong yet volatile U.S. stock performance, and an international marketplace that was negatively impacted by a strong U.S. dollar. How did the Stellar Fund's multi-asset investment mix perform for shareholders?

A As we expected, the Stellar Fund produced results that reflected its asset mix of 20% positions in an established variety of investment alternatives. The fund's total return for Investment Shares based on net asset value on
November 30, 1997 was 11.94%.* The fund also maintained a degree of reduced volatility that was approximately 60% less than the equity market. The fund's performance was negatively impacted by the international exposure and the position in cash management tools. Both of these areas generated positive numbers for the fund, but not to the degree that the equity, bond, and REIT markets contributed to the overall performance.

Q Since U.S. securities have had several years of excellent performance, should the Stellar Fund commit more of its assets in this arena?

A There is no question that the U.S. market has been a superior performer over the past few years. However, long-term performance is the goal of the fund and it intends to obtain those long-term results by maintaining equal positions in five asset classes which we believe use the benefits of diversification to achieve long-term performance. For example, in eight of the past fifteen years, the international market has outperformed the domestic market. Furthermore, of the five asset classes, the U.S. domestic equity market has been the best performer in only three of the past fifteen years.

Q How is the fund managed with a five asset class mix?

A We have taken a team approach to the investment management of the fund. Certainly, no one portfolio manager can fully understand the opportunities and vulnerabilities within so many investment markets. Therefore, it was prudent to have the specialists in each of our particular markets manage their portion of the fund. For example, within the Star Funds family, we manage both a REIT mutual fund and an international mutual fund. The experience we glean from these "focused" mutual funds can, therefore, be applied by the managers for the fund. In this manner, the fund shareholders can benefit from experienced, professional management by specialists in five different investment markets.

Q With turmoil in Southeast Asia how can the Stellar Fund avoid the market fallout?

A Throughout 1997, the fund systematically avoided investment in the economies of Southeast Asia and Japan. In fact, there are only two current holdings that are domiciled in that area of the world. We have focused our energies on Canada, Latin America, and Western Europe for the predominance of our international exposure. While the turmoil in Southeast Asia will, undoubtedly, provide certain opportunities, we are still somewhat leary of significantly increasing our exposure during the foreseeable future.

Star Relative Value Fund
------------------------

Q Despite an unprecedented level of volatility, the stock market recorded impressive gains over the fund's fiscal year. In this environment, Star Relative Value Fund out-performed the Lipper Growth and Income Average.
What are your comments?

A The Star Relative Value Fund produced a 27.69% total return for Investment Shares, based on net asset value, for the twelve months ended November 30, 1997. This return exceeded that of the Lipper Growth and Income

---------
 * Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return based on offering price for the period was 6.91%.


--------------------------------------------------------------------------------
Average which had a return of 23.72% for the last twelve months.* The Star Relative Value Fund continued its disciplined investment approach during the volatile markets as is evidenced by the low portfolio turnover rate.

Q What specific sectors and stocks made the greatest impact on fund performance?

A The financial sector, followed by health care, consumer staples, and transportation were the best performing sectors relative to the S&P 500. The following stocks in the fund's portfolio outperformed the S&P 500 by over 40% for the fiscal year ended November 30, 1997: Cincinnati Financial, American Bankers Insurance Group, Travelers Group, Vodafone Group PLC ADR, Mellon Bank Corp., and Bristol-Myers Squibb.

Q Looking ahead to 1998, which sectors appear to offer value?

A In looking ahead, a continued low interest rate environment, slowing of economic growth as a result of the banking and credit problems in Asia, and an expectation that corporate profits will increase at single digit rates in 1998 all suggest that defensive, interest-rate sensitive, domestic companies will be the stocks to own. Therefore, financial related securities and utilities appear to be attractive sectors for value investors in 1998.

Q As we leave a tumultuous yet rewarding 1997, do you anticipate that we will see continued volatility and sector rotation in the new year?

A Volatility will become a way of life for investors as we move forward in the new year thus recreating the need for portfolio managers to be flexible in shifting from sector to sector. Diversification within these sectors and fundamental stock selection will remain important.

Star Growth Equity Fund
-----------------------

Q Despite extreme day-to-day volatility, the stock market delivered impressive returns over the fund's fiscal year. Star Growth Equity Fund produced a total return on November 30, 1997 of 22.65% for Investment Shares based on net asset value.** What is your analysis?

A The market continued to flourish in an environment primarily characterized by lower interest rates and continued strong earnings growth from corporate America. This led to a market which was driven mostly by large recapitalization companies and also by more "value" driven stocks. The fund concentrates its positions in companies which typically have above-market expectations for growth and a slightly lower average market capitalization than the S&P 500. This style allowed the fund to participate in the strong upward movement of the market, but the lower capitalization did hinder it slightly versus the S&P 500. To reduce the volatility in the fund, we have maintained a strong policy towards diversification. Not only have we remained invested in all of the broad economic sectors, we also on average have carried about 90 stocks in the fund. This helped to reduce the volatility associated with market rotations or unexpected corporate events.

Q What sectors accounted for the fund's performance?

A The decline in interest rates along with continued consolidation really spurred the financial service stocks forward during the reporting period. The fund was market-weighted to over-weighted throughout most of the

---------
 * Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The fund's total return based on offering price for the period was 21.93%. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. Lipper figures do not reflect sales charges.

** Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return based on offering price for the period was 17.22%.


--------------------------------------------------------------------------------
period. This was a big positive in the performance for the fund. Specific stocks which were positive performers included Allstate, Traveler's, and Merrill Lynch. Another area which was overweighted and which performed well was machinery stocks. This group also benefited from strong earnings growth. Specific stocks included Parker Hannifin, ITW and Caterpillar. Lastly, the fund's Healthcare stocks did very well. Earnings growth and a significant upward movement in valuations helped propel this group. The fund owned such names as Schering Plough, Bristol Myers, and Sofamor Danek.

Q Considering the recent level of volatility and sector rotation in the market, in what sectors do you see opportunities?

A Our forecast for continued lower rates and further industry consolidation still leads us to place a heavier-than-market weight on the financial stocks. The heaviest emphasis is being placed on insurance companies and other non-bank financials. We are also finding value in some of the oil drilling stocks where we believe earnings expectations are too low. The recent pullback experienced by this group creates opportunities. Otherwise, we believe that this is a stock picker's market and that there will, for the time being, be less emphasis on sectors. Therefore, we will continue to emphasize strong diversification and concentrate on future earnings growth in our stock selection.

Star Capital Appreciation Fund
------------------------------

Q 1997 was a rewarding year for stocks overall. However, the end of the reporting period was marked by unprecedented volatility--much of it driven by a reaction to overseas problems--from which the market more or less recovered. Can you comment?

A The performance of the stocks in the fund was due more to the realization that expectations for many companies were too optimistic rather than the international economic and political problems that occurred in the fourth quarter.

Q In this environment, how did Star Capital Appreciation Fund perform over its fiscal year?

A With a total return of 14.26% based on net asset value on November 30, 1997, the fund performed well into its peer group.*

Q The fund's core strategy has been to studiously avoid the perils of market timing, while focusing on selecting the highest quality, most solid mid-cap stocks with good long-term prospects. With that fundamental framework, did you make any adjustments to sector weightings?

A As changes were made to the fund's holdings and as sectors were adjusted to reflect our view of the economy, the fund deployed cash reserves to bring equity holdings back to a full compliment.

Q As we enter 1998, what is your outlook for equities? Do you anticipate continued day-to-day volatility?

A Yes, our view of the economy is that market expectations are still too optimistic and that the process of working to a realistic level will cause a continuation of the day-to-day volatility.

---------
* Performance quoted is past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return based on offering price for the period was 9.13%.



THE STELLAR FUND--INVESTMENT SHARES
--------------------------------------------------------------------------------

       GROWTH OF $10,000 INVESTED IN THE STELLAR FUND--INVESTMENT SHARES

     THE GRAPH BELOW ILLUSTRATES THE HYPOTHETICAL INVESTMENT OF $10,000 IN THE STELLAR FUND--INVESTMENT SHARES (THE "FUND") FROM OCTOBER 18, 1991 (START OF PERFORMANCE) TO NOVEMBER 30, 1997 COMPARED TO THE STANDARD & POOR'S 500/LEHMAN BROTHERS GOVERNMENT CORPORATE TOTAL INDEX.+

                             [GRAPH APPEARS HERE-SEE APPENDIX]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 *Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The Standard & Poor's 500/Lehman Brothers Government Corporate Total Index has been adjusted to reflect reinvestment of dividends on securities in the index. This index is unmanaged.

**Total return quoted reflects all applicable sales charges.

 +The Standard & Poor's 500/Lehman Brothers Government Corporate Total Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance.


THE STELLAR FUND--TRUST SHARES
--------------------------------------------------------------------------------

          GROWTH OF $10,000 INVESTED IN THE STELLAR FUND--TRUST SHARES

     THE GRAPH BELOW ILLUSTRATES THE HYPOTHETICAL INVESTMENT OF $10,000 IN THE STELLAR FUND--TRUST SHARES (THE "FUND") FROM APRIL 6, 1994 (START OF PERFORMANCE) TO NOVEMBER 30, 1997 COMPARED TO THE STANDARD & POOR'S 500/ LEHMAN BROTHERS GOVERNMENT CORPORATE TOTAL INDEX.+

                             [GRAPH APPEARS HERE-SEE APPENDIX]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

*The Fund's performance assumes the reinvestment of all dividends and distributions. The Standard & Poor's 500/ Lehman Brothers Government Corporate Total Index has been adjusted to reflect reinvestment of dividends on securities in the index. This index is unmanaged.

+The Standard & Poor's 500/Lehman Brothers Government Corporate Total Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance.


STAR RELATIVE VALUE FUND--INVESTMENT SHARES
--------------------------------------------------------------------------------

   GROWTH OF $10,000 INVESTED IN STAR RELATIVE VALUE FUND--INVESTMENT SHARES

     THE GRAPH BELOW ILLUSTRATES THE HYPOTHETICAL INVESTMENT OF $10,000 IN THE STAR RELATIVE VALUE FUND--INVESTMENT SHARES (THE "FUND") FROM JUNE 4, 1991 (START OF PERFORMANCE) TO NOVEMBER 30, 1997 COMPARED TO THE STANDARD & POOR'S 500 INDEX+ AND THE LIPPER GROWTH AND INCOME AVERAGE.++

                             [GRAPH APPEARS HERE-SEE APPENDIX]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 *Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The Standard & Poor's 500 Index and Lipper Growth and Income Average have been adjusted to reflect reinvestment of dividends on securities in the index and average. The index is unmanaged.

**Total return quoted reflects all applicable sales charges.

 +The Standard & Poor's 500 Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance.

++The Lipper Growth and Income Average represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective category and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in the Fund's performance.


STAR RELATIVE VALUE FUND--TRUST SHARES
--------------------------------------------------------------------------------

      GROWTH OF $10,000 INVESTED IN STAR RELATIVE VALUE FUND--TRUST SHARES

     THE GRAPH BELOW ILLUSTRATES THE HYPOTHETICAL INVESTMENT OF $10,000 IN THE STAR RELATIVE VALUE FUND--TRUST SHARES (THE "FUND") FROM AUGUST 18, 1997 (START OF PERFORMANCE) TO NOVEMBER 30, 1997 COMPARED TO THE STANDARD & POOR'S 500 INDEX+ AND LIPPER GROWTH AND INCOME AVERAGE.++

                             [GRAPH APPEARS HERE-SEE APPENDIX]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 *Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The Standard & Poor's 500 Index and Lipper Growth and Income Average have been adjusted to reflect reinvestment of dividends on securities in the index and average. The index is unmanaged.

 +The Standard & Poor's 500 Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance.

++The Lipper Growth and Income Average represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective category and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in the Fund's performance.


STAR GROWTH EQUITY FUND--INVESTMENT SHARES
--------------------------------------------------------------------------------

    GROWTH OF $10,000 INVESTED IN STAR GROWTH EQUITY FUND--INVESTMENT SHARES

     THE GRAPH BELOW ILLUSTRATES THE HYPOTHETICAL INVESTMENT OF $10,000 IN THE STAR GROWTH EQUITY FUND--INVESTMENT SHARES (THE "FUND") FROM DECEMBER 12, 1994 (START OF PERFORMANCE) TO NOVEMBER 30, 1997 COMPARED TO THE STANDARD & POOR'S 500 INDEX.+

                             [GRAPH APPEARS HERE-SEE APPENDIX]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 *Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 2.00% contingent deferred sales charge on any redemption less than four years from the purchase date. The maximum contingent deferred sales charge is 5.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The Standard & Poor's 500 Index has been adjusted to reflect reinvestment of dividends on securities in the index. This index is unmanaged.

**Total return quoted reflects all applicable contingent deferred sales charges.

 +The Standard & Poor's 500 Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance.


STAR GROWTH EQUITY FUND--TRUST SHARES
--------------------------------------------------------------------------------

      GROWTH OF $10,000 INVESTED IN STAR GROWTH EQUITY FUND--TRUST SHARES

     THE GRAPH BELOW ILLUSTRATES THE HYPOTHETICAL INVESTMENT OF $10,000 IN THE STAR GROWTH EQUITY FUND--TRUST SHARES (THE "FUND") FROM AUGUST 18, 1997 (START OF PERFORMANCE) TO NOVEMBER 30, 1997 COMPARED TO THE STANDARD & POOR'S 500 INDEX.+

                             [GRAPH APPEARS HERE-SEE APPENDIX]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

*Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The Standard & Poor's 500 Index has been adjusted to reflect reinvestment of dividends on securities in the index. This index is unmanaged.

+The Standard & Poor's 500 Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance.


STAR CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

          GROWTH OF $10,000 INVESTED IN STAR CAPITAL APPRECIATION FUND

     THE GRAPH BELOW ILLUSTRATES THE HYPOTHETICAL INVESTMENT OF $10,000 IN THE STAR CAPITAL APPRECIATION FUND (THE "FUND") FROM JUNE 13, 1994 (START OF PERFORMANCE) TO NOVEMBER 30, 1997 COMPARED TO THE S&P MIDCAP 400 INDEX.+

                             [GRAPH APPEARS HERE-SEE APPENDIX]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 *Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P Midcap 400 Index has been adjusted to reflect reinvestment of dividends on securities in the index. This index is unmanaged.

**Total return quoted reflects all applicable sales charges.

 +The S&P Midcap 400 Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance.



--------------------------------------------------------------------------------
PORTFOLIOS OF INVESTMENTS
--------------------------------------------------------------------------------
THE STELLAR FUND   November 30, 1997

-----------------------------------------------------------
SHARES                                             VALUE
-----------------------------------------------------------
U.S. EQUITIES - 20.8%
-----------------------------------------------------------
BASIC INDUSTRY - 1.8%
-----------------------------------------------------------
CHEMICALS - 0.5%
          3,000  Dow Chemical Co.                  $296,250
         12,400  Lyondell Petrochemical Co.         315,425
-----------------------------------------------------------
                 Total                              611,675
-----------------------------------------------------------
MANUFACTURING - 0.8%
          9,800  AGCO Corp.                         268,275
          7,000  Caterpillar, Inc.                  335,562
          7,875  Parker-Hannifin Corp.              350,437
-----------------------------------------------------------
                 Total                              954,274
-----------------------------------------------------------
METALS & MINING - 0.2%
          2,600  Aluminum Co. of America            174,850
-----------------------------------------------------------
STEEL - 0.3%
         14,000  AK Steel Holding Corp.             275,625
-----------------------------------------------------------
TOTAL BASIC INDUSTRY                              2,016,424
-----------------------------------------------------------
CAPITAL GOODS - 3.3%
-----------------------------------------------------------
AEROSPACE - 0.4%
          5,000  Boeing Co.                         265,625
          3,500  Honeywell, Inc.                    229,250
-----------------------------------------------------------
                 Total                              494,875
-----------------------------------------------------------
ELECTRICAL EQUIPMENT - 0.3%
          5,400  Emerson Electric Co.               297,000
-----------------------------------------------------------
ELECTRONICS - 0.9%
         13,700  Intel Corp.                      1,063,462
-----------------------------------------------------------
OFFICE & BUSINESS EQUIPMENT - 1.7%
         16,600  (a) Cisco Systems, Inc.          1,431,750
          5,300  Hewlett-Packard Co.                323,631
         13,000  (a) Sybase, Inc.                   182,000
-----------------------------------------------------------
                 Total                            1,937,381
-----------------------------------------------------------
TOTAL CAPITAL GOODS                               3,792,718
-----------------------------------------------------------
CONSUMER CYCLICAL - 2.9%
-----------------------------------------------------------
AUTOMOTIVE & RELATED - 0.3%
          7,000  Johnson Controls, Inc.             320,687
-----------------------------------------------------------
ENTERTAINMENT & LEISURE - 0.2%
          8,000  Callaway Golf Co.                  255,000
-----------------------------------------------------------
RETAILING & APPAREL - 1.7%
          8,100  Gap (The), Inc.                    434,869
         26,753  Pier 1 Imports, Inc.               598,587
         30,000  (a) Roberds, Inc.                  118,125
          8,122  (a) Safeway, Inc.                  493,411
          8,400  Wal-Mart Stores, Inc.              335,475
-----------------------------------------------------------
                 Total                            1,980,467
-----------------------------------------------------------
TRANSPORTATION - 0.7%
         11,700  Comair Holdings, Inc.              258,862
         20,000  (a) Genesee & Wyoming, Inc.,
                   Class A                          507,500
-----------------------------------------------------------
                 Total                              766,362
-----------------------------------------------------------
TOTAL CONSUMER CYCLICAL                           3,322,516
-----------------------------------------------------------
CONSUMER STAPLES - 2.4%
-----------------------------------------------------------
FOOD & BEVERAGE - 1.0%
         11,425  R.J.R. Nabisco, Inc., Class
                   A                               $532,691
          3,500  Sara Lee Corp.                     185,062
          9,000  Sysco Corp.                        401,062
-----------------------------------------------------------
                 Total                            1,118,815
-----------------------------------------------------------
HOUSEHOLD PRODUCTS - 0.7%
          1,500  Gillette Co.                       138,469
          9,000  Procter & Gamble Co.               686,812
-----------------------------------------------------------
                 Total                              825,281
-----------------------------------------------------------
TOBACCO - 0.7%
         18,000  Philip Morris Cos., Inc.           783,000
-----------------------------------------------------------
TOTAL CONSUMER STAPLES                            2,727,096
-----------------------------------------------------------
ENERGY - 2.5%
-----------------------------------------------------------
ENERGY SERVICES - 0.5%
          5,800  (a) BJ Services Co.                416,512
          3,200  (a) Rowan Companies, Inc.          108,800
-----------------------------------------------------------
                 Total                              525,312
-----------------------------------------------------------
ENERGY - EXPLORATION 0.7%
          2,000  Diamond Offshore Drilling,
                   Inc.                              99,750
         14,170  (a) Global Marine, Inc.            372,848
          7,000  Halliburton Co.                    377,562
-----------------------------------------------------------
                 Total                              850,160
-----------------------------------------------------------
ENERGY - TRANSPORTATION 0.2%
          6,000  Santa Fe Pacific Pipeline
                   Partners LP                      281,625
-----------------------------------------------------------
INTERNATIONAL OIL - 0.7%
          6,000  Mobil Corp.                        431,625
          6,400  Texaco, Inc.                       361,600
-----------------------------------------------------------
                 Total                              793,225
-----------------------------------------------------------
NATURAL GAS - 0.4%
          4,250  Coastal Corp.                      248,891
          5,000  Noble Affiliates, Inc.             185,625
-----------------------------------------------------------
                 Total                              434,516
-----------------------------------------------------------
TOTAL ENERGY                                      2,884,838
-----------------------------------------------------------
EQUITY MUTUAL FUNDS - 1.7%
        100,000  Gateway Trust                    1,904,000
-----------------------------------------------------------
TOTAL EQUITY MUTUAL FUNDS                         1,904,000
-----------------------------------------------------------
FINANCE - 3.0%
-----------------------------------------------------------
BANKS & SAVINGS INSTITUTIONS - 1.2%
          3,031  Banc One Corp.                     155,718
          3,000  BankBoston Corp.                   267,375
          2,658  Citicorp                           318,794
          6,400  First Union Corp.                  312,000
          5,000  Popular, Inc.                      266,250
-----------------------------------------------------------
                 Total                            1,320,137
-----------------------------------------------------------
INSURANCE - 0.7%
          7,500  American International
                   Group, Inc.                      756,094
-----------------------------------------------------------
OTHER FINANCE - 1.1%
          3,400  American Express Co.               268,175
          8,000  Merrill Lynch & Co., Inc.          561,500
          8,400  Morgan Stanley, Dean Witter,
                   Discover & Co.                   456,225
-----------------------------------------------------------
                 Total                            1,285,900
-----------------------------------------------------------
TOTAL FINANCE                                     3,362,131
-----------------------------------------------------------
HEALTH CARE - 2.3%
-----------------------------------------------------------
HOSPITAL MANAGEMENT - 0.5%
         10,000  Columbia/HCA Healthcare
                   Corp.                           $295,000
         12,000  (a) Quorum Health Group,
                   Inc.                             288,000
-----------------------------------------------------------
                 Total                              583,000
-----------------------------------------------------------
HOSPITAL SUPPLIES - 0.3%
          5,000  Johnson & Johnson                  314,687
-----------------------------------------------------------
MEDICAL DEVICES - 0.3%
          4,650  (a) Sofamor Danek Group,
                   Inc.                             327,244
-----------------------------------------------------------
PHARMACEUTICALS - 1.2%
          3,900  American Home Products Corp.       272,512
          6,000  Bristol-Myers Squibb Co.           561,750
          6,000  Merck & Co., Inc.                  567,375
-----------------------------------------------------------
                 Total                            1,401,637
-----------------------------------------------------------
TOTAL HEALTH CARE                                 2,626,568
-----------------------------------------------------------
MISCELLANEOUS - 0.2%
-----------------------------------------------------------
DIVERSIFIED - 0.2%
          7,000  Allied-Signal, Inc.                259,875
-----------------------------------------------------------
UTILITIES - 0.7%
-----------------------------------------------------------
TELECOMMUNICATIONS - 0.7%
          9,000  Cincinnati Bell, Inc.              265,500
          5,600  GTE Corp.                          283,150
          4,022  SBC Communications, Inc.           292,852
-----------------------------------------------------------
TOTAL UTILITIES                                     841,502
-----------------------------------------------------------
TOTAL U.S. EQUITIES (IDENTIFIED COST
$15,836,713)                                     23,737,668
-----------------------------------------------------------
INTERNATIONAL SECURITIES - 22.5%
-----------------------------------------------------------
INTERNATIONAL EQUITIES - 20.9%
-----------------------------------------------------------
AUSTRALIA - 2.7%
         30,000  National Australia Bank,
                   Ltd., Melbourne, ADR           2,000,625
         10,000  News Corp., Ltd., ADR              197,500
         40,000  News Corp., Ltd., ADR              867,500
-----------------------------------------------------------
TOTAL AUSTRALIA                                   3,065,625
-----------------------------------------------------------
CANADA - 3.4%
         60,000  Alcan Aluminum, Ltd.             1,616,250
         45,000  Canadian Pacific Ltd.            1,274,063
          2,500  Seagram Co. Ltd.                    80,781
         35,000  United Dominion Industries         905,625
-----------------------------------------------------------
TOTAL CANADA                                      3,876,719
-----------------------------------------------------------
DENMARK - 1.6%
         30,000  Novo-Nordisk, ADR                1,843,125
-----------------------------------------------------------
FRANCE - 0.4%
         15,000  Thomson CSF, ADR                   433,980
-----------------------------------------------------------
GERMANY - 0.9%
         15,000  (a) Daimler Benz AG, ADR         1,059,375
-----------------------------------------------------------
GREAT BRITAIN - 4.7%
         14,000  British Petroleum Co. PLC,
                   ADR                            1,162,000
         50,000  Cable & Wireless
                   Communications PLC, ADR        1,346,875
         30,000  Smithkline Beecham Corp.,
                   ADR                            1,488,750
         20,000  Vodafone Group PLC, ADR*         1,320,000
-----------------------------------------------------------
TOTAL GREAT BRITAIN                               5,317,625
-----------------------------------------------------------
HOLLAND - 0.3%
          6,000  Royal Dutch Petroleum Co.,
                   ADR                              316,125
-----------------------------------------------------------
ITALY - 0.3%
          5,000  Luxottica Group S.p.A., ADR       $295,000
-----------------------------------------------------------
JAPAN - 1.3%
         10,000  Hitachi Ltd., ADR                  718,125
         45,000  Pioneer Electronic Corp, ADR       807,188
-----------------------------------------------------------
TOTAL JAPAN                                       1,525,313
-----------------------------------------------------------
MEXICO - 1.1%
         25,000  Telefonos de Mexico, Class
                   L, ADR                         1,237,500
-----------------------------------------------------------
NORWAY - 1.3%
         30,000  Norsk Hydro A.S., ADR            1,554,375
-----------------------------------------------------------
SPAIN - 1.9%
         50,000  Repsol SA, ADR                   2,156,250
-----------------------------------------------------------
SWEDEN - 1.0%
         42,750  Volvo AB, ADR                    1,135,547
-----------------------------------------------------------
TOTAL INTERNATIONAL EQUITIES                     23,816,559
-----------------------------------------------------------
CLOSED-END INVESTMENT COMPANIES - 1.6%
         30,000  Chile Fund, Inc.                   613,125
         62,500  Kleinwort Benson Australian
                   Income Fund                      527,344
         38,010  Mexico Fund                        719,814
-----------------------------------------------------------
TOTAL CLOSED-END INVESTMENT COMPANIES             1,860,283
-----------------------------------------------------------
TOTAL INTERNATIONAL SECURITIES
 (IDENTIFIED COST $20,686,642)                   25,676,842
-----------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS - 19.8%
         13,498  Arden Realty Group, Inc.           410,845
         28,000  Avalon Properties, Inc.            861,000
         13,000  BRE Properties, Inc., Class
                   A                                373,750
         20,000  Bay Apartment Communities,
                   Inc.                             798,750
         12,000  Beacon Properties Corp.            540,000
         20,000  Cali Realty Corp.                  793,750
         16,500  Camden Property Trust              539,344
         18,000  CarrAmerica Realty Corp.           542,250
         24,300  CenterPoint Properties Corp.       804,937
          9,000  Chelsea GCA Realty, Inc.           342,000
          9,000  Developers Diversified
                   Realty                           350,437
         10,000  Duke Realty Investments,
                   Inc.                             230,000
         12,000  EastGroup Properties, Inc.         258,000
         13,000  Equity Residential
                   Properties Trust                 650,000
         16,400  Federal Realty Investment
                   Trust                            413,075
         15,000  FelCor Suite Hotels, Inc.          544,688
          2,400  Highwoods Properties, Inc.          86,250
         25,000  Irvine Apartment
                   Communities, Inc.                776,563
         11,000  Kilroy Realty Corp.                288,750
         15,250  Kimco Realty Corp.                 524,219
         39,500  LTC Properties, Inc.               807,281
         26,600  Liberty Property Trust             743,137
         40,000  Manufactured Home
                   Communities, Inc.              1,090,000
         18,024  Meditrust Corp.                    684,912
         12,000  New Plan Realty Trust              291,000
         23,600  Omega Healthcare Investors         854,025
          7,000  Pacific Gulf Properties,
                   Inc.                             156,625
          5,000  Patriot American
                   Hospitality, Inc.                156,250
         40,000  RFS Hotel Investors, Inc.          760,000
         10,000  Realty Income Corp.                261,875
         15,000  Reckson Associates Realty
                   Corp.                            398,438
          1,925  Security Capital Group,
                   Inc., Warrants                    10,347
         36,571  Security Capital Pacific
                   Trust                            889,132
         20,080  Simon DeBartolo Group, Inc.        656,365
         71,500  Sizeler Property Investment,
                   Inc.                             710,531
         14,000  Spieker Properties, Inc.           568,750


-----------------------------------------------------------
SHARES OR PRINCIPAL AMOUNT                         VALUE
-----------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
         25,500  Starwood Lodging Trust          $1,367,438
         15,000  Storage Trust Realty               373,125
         10,000  Storage USA, Inc.                  390,625
         31,800  Summit Properties, Inc.            659,850
          9,400  United Dominion Realty
                   Trust, Inc.                      138,063
         12,500  Weingarten Realty Investors        521,094
-----------------------------------------------------------
TOTAL REAL ESTATE INVESTMENT TRUSTS
 (IDENTIFIED COST $16,563,152)                   22,617,471
-----------------------------------------------------------
FIXED INCOME OBLIGATIONS - 21.4%
-----------------------------------------------------------
CLOSED-END INVESTMENT COMPANIES - 0.5%
         50,000  First Commonwealth Fund Inc.       625,000
-----------------------------------------------------------
ELECTRICAL EQUIPMENT - 0.1%
        $60,000  General Electric Co., Deb.,
                   7.875%, 9/15/1998                 60,995
-----------------------------------------------------------
ENERGY - 1.0%
        250,000  Ashland, Inc., Unsecd. Note,
                   Series F, 7.90%, 8/5/2006        271,545
        800,000  Occidental Petroleum Corp.,
                   Sr. Note, 8.50%, 11/9/2001       858,152
-----------------------------------------------------------
                 Total                            1,129,697
-----------------------------------------------------------
FINANCE - 4.3%
      2,050,000  Associates Corp. of North
                   America, Sr. Note, 6.68%,
                   9/17/1999                      2,070,787
        500,000  Citicorp, Sub. Note, 8.625%,
                   12/1/2002                        547,835
        250,000  International Lease Finance
                   Corp., Unsecd. Note,
                   6.25%, 10/15/2000                250,580
        250,000  International Lease Finance
                   Corp., Unsecd. Note,
                   8.375%, 12/15/2004               277,858
        400,000  Meditrust Corp., Note,
                   7.82%, 9/10/2026                 419,432
        500,000  United Dominion Realty
                   Trust, Inc., Note, 7.95%,
                   7/12/2006                        541,770
        742,049    Vendee Mortgage Trust 1992-2, Series 1992-2, Class B, 6.75%,
                   7/15/2011                        742,383
-----------------------------------------------------------
                 Total                            4,850,645
-----------------------------------------------------------
FOREIGN - 1.7%
        500,000  Alcan Aluminum, Ltd., Deb.,
                   9.20%, 3/15/2001                 504,955
        200,000  TransCanada PipeLines Ltd.,
                   Deb., 9.875%, 1/1/2021           266,302
      1,000,000  TransCanada PipeLines Ltd.,
                   Sub. Deb., 9.125%,
                   4/20/2006                      1,162,010
-----------------------------------------------------------
                 Total                            1,933,267
-----------------------------------------------------------
HEALTH CARE - 0.6%
        500,000  Columbia/HCA Healthcare
                   Corp., Sr. Note, 6.91%,
                   6/15/2005                        480,695
        250,000  Columbia/HCA Healthcare
                   Corp., Unsecd. Note,
                   6.125%, 12/15/2000               242,928
-----------------------------------------------------------
                 Total                              723,623
-----------------------------------------------------------
INDUSTRIAL - 0.2%
        198,162  Dow Chemical Co., Series
                   1992-A1, 7.60%, 1/2/2002         204,265
-----------------------------------------------------------
TECHNOLOGY - 0.0%
         11,000  WMX Technologies, Inc.,
                   Unsecd. Note, 8.125%,
                   2/1/1998                          11,046
-----------------------------------------------------------
TOBACCO--0.1%
        $70,000  Philip Morris Cos., Inc.,
                   6.375%, 1/15/1998                $70,082

         70,000  Philip Morris Cos., Inc.,
                   Note, 9.00%, 5/15/1998            71,015
-----------------------------------------------------------
                 Total                              141,097
-----------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 7.4%
      1,000,000  Federal Home Loan Mortgage
                   Corp., 5.50%, 8/15/2004          997,570
      1,500,000  Federal Home Loan Mortgage
                   Corp., 6.50%, 2/15/2023        1,505,910
        673,251  Federal National Mortgage
                   Association, 5.50%,
                   3/25/2014                        670,652
        332,600  Federal National Mortgage
                   Association, 6.00%,
                   2/25/2011                        322,655
        240,759  Federal National Mortgage
                   Association, 6.00%,
                   7/25/2012                        240,210
        500,000  Federal National Mortgage
                   Association, 6.14%,
                   11/25/2005                       500,825
      1,000,000  Federal National Mortgage
                   Association, 6.17%,
                   11/9/2000                        997,780
        750,000  Federal National Mortgage
                   Association, 6.50%,
                   4/25/2023                        754,830
        250,000  Federal National Mortgage
                   Association, 6.85%,
                   8/22/2005                        261,120
        250,000  Federal National Mortgage
                   Association, 6.93%,
                   9/17/2012                        258,008
        851,000  Federal National Mortgage
                   Association, 7.25%,
                   1/17/2021                        873,203
        500,000  Federal National Mortgage
                   Association, 7.50%,
                   9/25/2019                        508,885
        500,000  Federal National Mortgage
                   Association, 9.50%,
                   6/25/2020                        542,875
-----------------------------------------------------------
                 Total                            8,434,523
-----------------------------------------------------------
U.S. TREASURY SECURITIES - 5.0%
        100,000  United States Treasury Bond,
                   12.75%, 11/15/2010               142,205
        850,000  United States Treasury Bond,
                   6.75%, 8/15/2026                 923,508
      1,150,000  United States Treasury Bond,
                   7.50%, 11/15/2016              1,325,663
      1,750,000  United States Treasury Bond,
                   8.875%, 8/15/2017              2,295,633
      1,000,000  United States Treasury Note,
                   5.875%, 3/31/1999              1,001,900
-----------------------------------------------------------
                 Total                            5,688,909
-----------------------------------------------------------
UTILITY - 0.4%
        500,000  Georgia Power Co., 1st Mtg.
                   Bond, 6.625%, 4/1/2003           498,920
-----------------------------------------------------------
TOTAL FIXED INCOME OBLIGATIONS
 (IDENTIFIED COST $23,934,726)                   24,301,987
-----------------------------------------------------------
CASH EQUIVALENTS - 7.6%
-----------------------------------------------------------
FINANCE - 2.0%
      1,255,000  International Lease Finance
                   Corp., 6.25%, 6/15/1998        1,258,991
        100,000  Lehman Brothers Holdings,
                   Inc., Sr. Note, 6.375%,
                   6/1/1998                         100,225
      1,000,000  Lehman Brothers Holdings,
                   Inc., 5.75%, 2/15/1998         1,000,300
         85,000  NationsBank Corp., 6.625%,
                   1/15/1998                         85,149
-----------------------------------------------------------
                 Total                            2,444,665
-----------------------------------------------------------
INDUSTRIAL - 0.4%
       $500,000  Du Pont (E.I.) de Nemours &
                   Co., Deb., 8.65%,
                   12/1/1997                       $500,355
-----------------------------------------------------------
TELECOMMUNICATIONS - 0.3%
        350,000  GTE Corp., Deb., 8.85%,
                   3/1/1998                         352,699
-----------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 4.9%
        456,526  Federal Home Loan Mortgage
                   Corp., 5.50%, 5/1/1998           455,737
      1,275,000  Federal National Mortgage
                   Association, 5.36%,
                   2/16/2001                      1,253,465
        266,455  Federal National Mortgage
                   Association, 6.25%,
                   2/25/2004                        265,986
        115,565  Federal National Mortgage
                   Association, 7.25%,
                   1/25/2019                        115,675
          1,725  Government National Mortgage
                   Association, 9.00%,
                   6/15/1998                          1,734
      3,500,000  Student Loan Marketing
                   Association,
                   5.473%-5.633%, 1/21/1998-
                   8/2/1999                      $3,500,545
-----------------------------------------------------------
                 Total                            5,593,142
-----------------------------------------------------------
TOTAL CASH EQUIVALENTS (IDENTIFIED COST
$8,699,673)                                       8,890,861
-----------------------------------------------------------
MUTUAL FUND SHARES - 4.1%
      2,957,691  Flex Funds                       2,957,691
      1,750,000  Government Money Market Fund     1,750,000
-----------------------------------------------------------
TOTAL MUTUAL FUND SHARES (AT NET ASSET VALUE)     4,707,691
-----------------------------------------------------------
(B)REPURCHASE AGREEMENTS - 1.4%
     $1,583,000  Donaldson, Lufkin and
                   Jenrette Securities Corp.,
                   5.70%, dated
                   11/28/1997, due 12/1/1997
                   (AT AMORTIZED COST)            1,583,000
-----------------------------------------------------------
TOTAL INVESTMENTS (IDENTIFIED COST
$92,011,597)                                   $111,515,520
-----------------------------------------------------------

                  (See Notes to the Portfolios of Investments)



-----------------------------------------------------------
STAR RELATIVE VALUE FUND   November 30, 1997

-----------------------------------------------------------
SHARES                                             VALUE
-----------------------------------------------------------
COMMON STOCKS - 99.7%
-----------------------------------------------------------
AEROSPACE - 5.7%
         75,000  Honeywell, Inc.                 $4,912,500
         97,000  Lockheed Martin Corp.            9,463,562
         98,000  Raytheon Co.                     5,481,875
-----------------------------------------------------------
                 Total                           19,857,937
-----------------------------------------------------------
AUTOMOBILE - 2.1%
         80,000  Ford Motor Co.                   3,440,000
         65,000  General Motors Corp.             3,965,000
-----------------------------------------------------------
                 Total                            7,405,000
-----------------------------------------------------------
AUTOMOTIVE & RELATED - 3.7%
        130,000  Goodyear Tire & Rubber Co.       7,889,375
        110,000  Johnson Controls, Inc.           5,039,375
-----------------------------------------------------------
                 Total                           12,928,750
-----------------------------------------------------------
BANKS & SAVINGS INSTITUTIONS - 4.2%
         26,000  Citicorp                         3,118,375
         22,000  First Financial Bancorp          1,036,750
         62,000  Mellon Bank Corp.                3,514,625
         25,000  National Australia Bank,
                   Ltd., Melbourne, ADR           1,667,188
         70,000  NationsBank Corp.                4,204,375
         20,000  TCF Financial Corp.              1,182,500
-----------------------------------------------------------
                 Total                           14,723,813
-----------------------------------------------------------
CHEMICAL & FERTILIZERS - 6.0%
        160,000  Dow Chemical Co.                15,800,000
        200,000  Lyondell Petrochemical Co.       5,087,500
-----------------------------------------------------------
                 Total                           20,887,500
-----------------------------------------------------------
DIVERSIFIED - 2.1%
        200,000  Allied-Signal, Inc.              7,425,000
-----------------------------------------------------------
DRUGS - 11.7%
        100,000  American Home Products Corp.    $6,987,500
        130,000  Bristol-Myers Squibb Co.        12,171,250
        103,500  Merck & Co., Inc.                9,787,219
        240,000  Smithkline Beecham Corp.,
                   ADR                           11,910,000
-----------------------------------------------------------
                 Total                           40,855,969
-----------------------------------------------------------
UTILITIES - ELECTRIC 2.1%
        190,000  GPU, Inc.                        7,505,000
-----------------------------------------------------------
ELECTRICAL EQUIPMENT - 2.6%
        124,000  General Electric Co.             9,145,000
-----------------------------------------------------------
ELECTRONICS - 5.7%
        210,000  Intel Corp.                     16,301,250
         60,000  Motorola, Inc.                   3,772,500
-----------------------------------------------------------
                 Total                           20,073,750
-----------------------------------------------------------
ENERGY - 1.9%
        145,000  Ashland, Inc.                    6,769,687
-----------------------------------------------------------
ENERGY SERVICES - 2.3%
        151,000  Halliburton Co.                  8,144,562
-----------------------------------------------------------
FINANCE - 1.4%
        100,000  Lehman Brothers Holdings,
                   Inc.                           5,056,250
-----------------------------------------------------------
HOUSEHOLD PRODUCTS - 7.2%
         97,000  Gillette Co.                     8,954,313
        212,000  Procter & Gamble Co.            16,178,250
-----------------------------------------------------------
                 Total                           25,132,563
-----------------------------------------------------------
INSURANCE - 6.0%
        100,000  American Bankers Insurance
                   Group, Inc.                    4,050,000
         35,000  Cincinnati Financial Corp.       3,552,500
        125,000  Ohio Casualty Corp.              5,703,125
        150,000  Travelers Group, Inc.            7,575,000
-----------------------------------------------------------
                 Total                           20,880,625
-----------------------------------------------------------
INTERNATIONAL OIL - 8.1%
        148,000  Mobil Corp.                    $10,646,750
        156,000  Royal Dutch Petroleum Co.,
                   ADR                            8,219,250
        170,000  Texaco, Inc.                     9,605,000
-----------------------------------------------------------
                 Total                           28,471,000
-----------------------------------------------------------
MANUFACTURING - 1.0%
         40,000  Lucent Technologies, Inc.        3,205,000
-----------------------------------------------------------
MISC. FINANCIAL SERVICES - 1.7%
         75,000  American Express Co.             5,915,625
-----------------------------------------------------------
NATURAL GAS & COAL - 1.0%
         86,000  NICOR, Inc.                      3,461,500
-----------------------------------------------------------
OFFICE & BUSINESS EQUIPMENT - 6.0%
        190,000  International Business
                   Machines Corp.                20,816,875
-----------------------------------------------------------
RAILROADS - 0.7%
         25,000  Burlington Northern Santa Fe     2,287,500
-----------------------------------------------------------
RETAILING & APPAREL - 4.3%
        150,000  Penney (J.C.) Co., Inc.          9,637,500
        118,000  Sears, Roebuck & Co.             5,405,875
-----------------------------------------------------------
                 Total                           15,043,375
-----------------------------------------------------------


-----------------------------------------------------------
SHARES OR PRINCIPAL AMOUNT                         VALUE
-----------------------------------------------------------
TELECOMMUNICATIONS - 8.3%
        169,000  AT&T Corp.                      $9,442,875
         67,000  Cable & Wireless
                   Communications PLC, ADR        1,804,812
        250,000  Cincinnati Bell, Inc.            7,375,000
        152,000  GTE Corp.                        7,685,500
         39,000  Vodafone Group PLC, ADR          2,574,000
-----------------------------------------------------------
                 Total                           28,882,187
-----------------------------------------------------------
TOBACCO - 3.4%
         50,000  Fortune Brands, Inc.             1,809,375
        235,000  Philip Morris Cos., Inc.        10,222,500
-----------------------------------------------------------
                 Total                           12,031,875
-----------------------------------------------------------
TRANSPORTATION - 0.5%
         82,500  Comair Holdings, Inc.            1,825,313
-----------------------------------------------------------
TOTAL COMMON STOCKS (IDENTIFIED COST
$209,060,589)                                   348,731,656
-----------------------------------------------------------
(B) REPURCHASE AGREEMENTS - 5.4% $18,918,000 Donaldson, Lufkin and
                   Jenrette Securities Corp.,
                   5.70%, dated
                   11/28/1997, due 12/1/1997
                   (AT AMORTIZED COST)           18,918,000
-----------------------------------------------------------
TOTAL INVESTMENTS (IDENTIFIED COST
$227,978,589)                                  $367,649,656
-----------------------------------------------------------

                  (See Notes to the Portfolios of Investments)



-----------------------------------------------------------
STAR GROWTH EQUITY FUND   November 30, 1997

-----------------------------------------------------------
PRINCIPAL AMOUNT OR SHARES                         VALUE
-----------------------------------------------------------
COMMON STOCKS - 96.2%
-----------------------------------------------------------
AEROSPACE & DEFENSE - 0.7%
         20,000  Boeing Co.                      $1,062,500
-----------------------------------------------------------
AUTOMOBILE - 0.8%
         20,000  General Motors Corp.             1,220,000
-----------------------------------------------------------
BANKING - 0.7%
         10,100  J.P. Morgan & Co., Inc.          1,153,294
-----------------------------------------------------------
BEVERAGE & TOBACCO - 0.5%
         20,000  Fortune Brands, Inc.               723,750
-----------------------------------------------------------
BROADCASTING - 1.1%
         26,000  (a) Clear Channel
                   Communications, Inc.           1,761,500
-----------------------------------------------------------
CHEMICALS - 2.4%
         25,000  Dow Chemical Co.                 2,468,750
         50,000  Lyondell Petrochemical Co.       1,271,875
-----------------------------------------------------------
                 Total                            3,740,625
-----------------------------------------------------------
COMPUTER SERVICES - 8.5%
         50,600  (a) Cisco Systems, Inc.          4,364,250
         43,140  Hewlett-Packard Co.              2,634,236
         24,000  (a) Microsoft Corp.              3,396,000
         85,000  (a) Oracle Corp.                 2,831,563
-----------------------------------------------------------
                 Total                           13,226,049
-----------------------------------------------------------
DRUGS - 7.8%
         17,900  American Home Products Corp.     1,250,763
         36,000  Bristol-Myers Squibb Co.         3,370,500
         21,000  Merck & Co., Inc.                1,985,813
         20,000  Pfizer, Inc.                     1,455,000
         38,000  Schering Plough Corp.           $2,382,125
         50,000  (a) Watson Pharmaceuticals,
                   Inc.                           1,487,500
-----------------------------------------------------------
                 Total                           11,931,701
-----------------------------------------------------------
ELECTRICAL EQUIPMENT - 1.5%
         32,000  General Electric Co.             2,360,000
-----------------------------------------------------------
ELECTRONIC TECHNOLOGY - 5.7%
         58,500  (a) Atmel Corp.                  1,312,594
         61,340  Intel Corp.                      4,761,518
         13,773  Lucent Technologies, Inc.        1,103,562
         36,500  Telefonaktiebolaget LM
                   Ericsson, Class B              1,475,969
-----------------------------------------------------------
                 Total                            8,653,643
-----------------------------------------------------------
ENERGY MINERALS - 0.8%
         40,000  Occidental Petroleum Corp.       1,187,500
-----------------------------------------------------------
ENERGY SERVICES - 4.9%
         15,000  (a) BJ Services Co.              1,077,188
         60,000  ENSCO International, Inc.        2,145,000
         60,000  (a) Global Marine, Inc.          1,578,750
         30,000  Halliburton Co.                  1,618,125
         35,000  (a) Rowan Companies, Inc.        1,190,000
-----------------------------------------------------------
                 Total                            7,609,063
-----------------------------------------------------------
ENTERTAINMENT - 2.6%
         50,000  Brunswick Corp.                  1,671,875
         40,000  Callaway Golf Co.                1,275,000
         11,147  Disney (Walt) Co.                1,058,268
-----------------------------------------------------------
                 Total                            4,005,143
-----------------------------------------------------------
FINANCE - 3.8%
         15,000  Barnett Banks, Inc.             $1,055,625
          9,555  Charter One Financial, Inc.        566,134
          9,680  First Financial Bancorp            456,170
         32,000  Merrill Lynch & Co., Inc.        2,246,000
         11,000  SLM Holding Corp.                1,420,375
-----------------------------------------------------------
                 Total                            5,744,304
-----------------------------------------------------------
FOOD & BEVERAGE - 3.5%
         30,000  Campbell Soup Co.                1,680,000
         35,000  ConAgra, Inc.                    1,257,813
         30,000  Lance, Inc.                        763,125
         48,000  PepsiCo, Inc.                    1,770,000
-----------------------------------------------------------
                 Total                            5,470,938
-----------------------------------------------------------
GOVERNMENT AGENCY - 1.4%
         40,000  Federal National Mortgage
                   Association                    2,112,500
-----------------------------------------------------------
HEALTH TECHNOLOGY - 1.7%
         40,000  Allegiance Corp.                 1,267,500
         20,000  (a) Sofamor Danek Group,
                   Inc.                           1,407,500
-----------------------------------------------------------
                 Total                            2,675,000
-----------------------------------------------------------
HOUSEHOLD PRODUCTS - 6.0%
         44,000  Clorox Co.                       3,415,500
         18,008  Gillette Co.                     1,662,364
         53,658  Procter & Gamble Co.             4,094,776
-----------------------------------------------------------
                 Total                            9,172,640
-----------------------------------------------------------
HOSPITAL SUPPLY - 0.6%
         15,000  Abbott Laboratories                975,000
-----------------------------------------------------------
INSURANCE - 8.0%
         35,000  Allstate Corp.                   3,005,625
         58,000  American Bankers Insurance
                   Group, Inc.                    2,349,000
         23,341  American International
                   Group, Inc.                    2,353,065
         25,000  Ohio Casualty Corp.              1,140,625
         30,000  SunAmerica, Inc.                 1,215,000
         45,000  Travelers Group, Inc.            2,272,500
-----------------------------------------------------------
                 Total                           12,335,815
-----------------------------------------------------------
METALS & MINING - 0.9%
         20,000  Aluminum Co. of America          1,345,000
-----------------------------------------------------------
MULTI-INDUSTRY - 0.5%
         21,058  Allied-Signal, Inc.                781,778
-----------------------------------------------------------
OFFICE EQUIPMENT - 0.7%
         10,000  International Business
                   Machines Corp.                 1,095,625
-----------------------------------------------------------
OIL - DOMESTIC 4.0%
          2,500  Ashland, Inc.                      116,719
         12,000  Atlantic Richfield Co.             978,000
         25,000  Chevron Corp.                    2,004,688
         55,000  Texaco, Inc.                     3,107,500
-----------------------------------------------------------
                 Total                            6,206,907
-----------------------------------------------------------
OIL - FOREIGN 1.1%
         22,600  Mobil Corp.                      1,625,788
-----------------------------------------------------------
PRINTING & PUBLISHING - 1.5%
         40,000  Gannett Co., Inc.                2,322,500
-----------------------------------------------------------
PROCESS INDUSTRIES - 0.6%
         20,000  International Paper Co.           $948,750
-----------------------------------------------------------
PRODUCER MANUFACTURING - 7.6%
         37,800  AGCO Corp.                       1,034,775
         30,000  Caterpillar, Inc.                1,438,125
         40,000  Illinois Tool Works, Inc.        2,192,500
         25,000  Masco Corp.                      1,178,125
         30,000  PACCAR, Inc.                     1,650,000
         52,500  Parker-Hannifin Corp.            2,336,250
         30,000  Textron, Inc.                    1,773,750
-----------------------------------------------------------
                 Total                           11,603,525
-----------------------------------------------------------
REAL ESTATE - 1.3%
         24,000  Camden Property Trust              784,500
         31,242  Meditrust Corp.                  1,187,181
-----------------------------------------------------------
                 Total                            1,971,681
-----------------------------------------------------------
RESTAURANTS - 0.4%
         20,000  (a) ShowBiz Pizza Time, Inc.       430,000
          4,800  (a) Tricon Global
                   Restaurants, Inc.                162,300
-----------------------------------------------------------
                 Total                              592,300
-----------------------------------------------------------
RETAIL TRADE - 5.7%
         40,000  (a) JP Foodservice, Inc.         1,177,500
         30,800  (a) Kohl's Corp.                 2,229,150
         41,526  Premark International, Inc.      1,084,867
         43,122  (a) Safeway, Inc.                2,619,662
         20,000  Sears, Roebuck & Co.               916,250
         20,000  Wal-Mart Stores, Inc.              798,750
-----------------------------------------------------------
                 Total                            8,826,179
-----------------------------------------------------------
TELECOMMUNICATIONS - 4.4%
         11,520  Bell Atlantic Corp.              1,028,160
         53,000  BellSouth Corp.                  2,901,750
         50,000  GTE Corp.                        2,528,125
          5,200  Vodafone Group PLC, ADR*           343,200
-----------------------------------------------------------
                 Total                            6,801,235
-----------------------------------------------------------
TRANSPORTATION - 1.6%
         20,000  Airborne Freight Corp.           1,273,750
         45,000  Canadian Pacific Ltd.            1,274,063
-----------------------------------------------------------
                 Total                           2,547,813]
-----------------------------------------------------------
UTILITIES - 2.9%
         36,150  Coastal Corp.                    2,117,034
         60,000  GPU, Inc.                        2,370,000
-----------------------------------------------------------
                 Total                            4,487,034
-----------------------------------------------------------
TOTAL COMMON STOCKS (IDENTIFIED COST
$110,885,083)                                   148,277,080
-----------------------------------------------------------
OPTIONS PURCHASED - 0.0%
            270  Put Option on Coca-Cola,
                   expires
                   1/16/1999, Strike @ 40            21,938
            120  Put Option on Exxon, expires
                   1/16/1999, Strike @ 35             3,750
            240  Put Option on General
                   Electric, expires
                   1/16/1999, Strike @ 40             7,500
             40  Put Option on Merck, expires
                   1/16/1999, Strike @ 60             3,375
             75  Put Option on Phillip
                   Morris, expires 1/17/1998,
                   Strike @ 23.375                      469
-----------------------------------------------------------
TOTAL OPTIONS (IDENTIFIED COST $122,392)             37,032
-----------------------------------------------------------
MUTUAL FUNDS - 2.5%
        894,000  Flex Funds                        $894,000
      3,000,000  Government Money Market Fund     3,000,000
-----------------------------------------------------------
                 Total (AT NET ASSET VALUE)       3,894,000
-----------------------------------------------------------
(B)  REPURCHASE AGREEMENT - 0.9% $1,359,000 Donaldson, Lufkin and
                   Jenrette Securities Corp.,
                   5.70%, dated
                   11/28/1997, due 12/1/1997     $1,359,000
-----------------------------------------------------------
TOTAL INVESTMENTS (IDENTIFIED COST
$116,260,475)                                  $153,567,112
-----------------------------------------------------------

                  (See Notes to the Portfolios of Investments)



-----------------------------------------------------------
STAR CAPITAL APPRECIATION FUND   November 30, 1997

-----------------------------------------------------------
SHARES                                             VALUE
-----------------------------------------------------------
COMMON STOCKS - 89.9%
-----------------------------------------------------------
AIRLINES - 1.8%
          14,000  ASA Holdings Ltd.                $414,750
          10,000  (a) Alaska Air Group, Inc.        373,750
          33,000  Comair Holdings, Inc.             730,125
-----------------------------------------------------------
                  Total                           1,518,625
-----------------------------------------------------------
AEROSPACE & DEFENSE - 2.0%
           5,000  General Dynamics Corp.            433,125
          24,500  (a) Gilat Satellite
                    Networks                        796,250
           5,300  Thiokol Corp.                     437,913
-----------------------------------------------------------
                  Total                           1,667,288
-----------------------------------------------------------
APPLIANCES - 0.7%
          19,000  Maytag Corp.                      613,938
-----------------------------------------------------------
BANKING - 7.4%
          25,000  City National Corp.               812,500
          10,000  Comerica, Inc.                    851,875
          16,000  Crestar Financial Corp.           822,000
          19,000  First Tennessee National
                    Corp.                         1,129,302
          22,000  First of America Bank Corp.     1,292,500
          34,000  Hibernia Corp., Class A           616,250
          10,000  Union Planters Corp.              617,500
-----------------------------------------------------------
                  Total                           6,141,927
-----------------------------------------------------------
BUILDING & CONSTRUCTION - 2.3%
          22,000  CalMat Co.                        576,125
          10,000  Martin Marietta Materials         346,250
           6,000  Southdown, Inc.                   346,125
          13,000  (a) U.S.G. Corp.                  609,375
-----------------------------------------------------------
                  Total                           1,877,875
-----------------------------------------------------------
CHEMICALS - 1.9%
          10,000  Betz Laboratories, Inc.           608,750
          14,000  (a) Cytec Industries, Inc.        640,500
          10,000  Sigma-Aldrich Corp.               361,250
-----------------------------------------------------------
                  Total                           1,610,500
-----------------------------------------------------------
COMMERCIAL SERVICES - 0.5%
           6,000  Omnicom Group, Inc.               444,750
-----------------------------------------------------------
COMPUTER SERVICES - 9.2%
          22,000  (a) Compuware Corp.               768,625
          22,000  (a) EMC Corp. Mass                666,875
          22,000  (a) Electronic Arts, Inc.         737,000
          28,000  International Game
                    Technology                      700,000
          25,000  (a) Intuit                        754,688
          35,000  (a) Iomega Corp.                1,150,625
          20,000  (a) Lexmark Intl. Group,
                    Class A                         637,500
          13,000  (a) Parametric Technology
                    Corp.                           657,313
          10,000  (a) Storage Technology
                    Corp.                           645,625
          38,400  (a) Symantec Corp.               $960,000
-----------------------------------------------------------
                  Total                           7,678,251
-----------------------------------------------------------
CONSUMER NON-DURABLES - 1.4%
          14,500  Alberto-Culver Co., Class B       452,219
           4,000  Clorox Co.                        310,500
          29,400  (a) Perrigo Co.                   418,950
-----------------------------------------------------------
                  Total                           1,181,669
-----------------------------------------------------------
DRUGS - 1.9%
          20,000  Mylan Laboratories, Inc.          443,750
          12,000  Omnicare, Inc.                    346,500
          26,000  (a) Watson Pharmaceuticals,
                    Inc.                            773,500
-----------------------------------------------------------
                  Total                           1,563,750
-----------------------------------------------------------
ELECTRIC - 3.5%
          26,000  CMS Energy Corp.                1,023,750
          39,000  Illinova Corp.                    943,313
          35,000  Wisconsin Energy Corp.            945,000
-----------------------------------------------------------
                  Total                           2,912,063
-----------------------------------------------------------
ELECTRONICS - 0.8%
          10,000  Avnet, Inc.                       662,500
-----------------------------------------------------------
ENTERTAINMENT & LEISURE - 0.2%
           5,000  Brunswick Corp.                   167,188
-----------------------------------------------------------
FINANCE - 13.3%
          15,000  Countrywide Credit
                    Industries, Inc.                614,063
          10,000  Equifax, Inc.                     341,250
          24,000  Finova Group, Inc.              1,131,000
          30,000  Pinnacle West Capital Corp.     1,156,875
          82,000  S&P Depositary Receipts
                    Trust, ADR                    7,843,813
-----------------------------------------------------------
                  Total                          11,087,001
-----------------------------------------------------------
FOOD & BEVERAGE - 2.9%
          10,000  Coca Cola Enterprises, Inc.       305,625
           4,000  Hershey Foods Corp.               245,500
          10,000  International Multifoods
                    Corp.                           268,750
          15,000  Interstate Bakeries Corp.         518,438
          10,000  Lance, Inc.                       254,375
           5,000  Quaker Oats Co.                   265,000
          13,000  Universal Foods Corp.             539,500
-----------------------------------------------------------
                  Total                           2,397,188
-----------------------------------------------------------
INDUSTRIAL PRODUCTS - 2.4%
           5,000  Dover Corp.                       335,313
          18,200  Kennametal, Inc.                  958,913
          35,000  (a) Magnetek, Inc.                730,625
-----------------------------------------------------------
                  Total                           2,024,851
-----------------------------------------------------------
INSURANCE - 1.4%
           4,000  Lincoln National Corp.           $285,500
           7,000  Torchmark Corp.                   285,688
           5,000  Transatlantic Holdings,
                    Inc.                            357,188
           5,000  UNUM Corp.                        237,188
-----------------------------------------------------------
                  Total                           1,165,564
-----------------------------------------------------------
MANUFACTURED HOUSING - 2.6%
          20,000  Centex Corp.                    1,267,500
          15,000  D. R. Horton, Inc.                267,188
          28,000  Kaufman & Broad Homes Corp.       607,250
-----------------------------------------------------------
                  Total                           2,141,938
-----------------------------------------------------------
MANUFACTURING - 6.7%
          10,000  Brush Wellman, Inc.               237,500
          10,000  Carlisle Cos., Inc.               425,000
          15,000  (a) Gentex Corp.                  371,250
           8,000  HON Industries, Inc.              431,000
          23,000  Kaydon Corp.                      757,563
          16,000  Sonoco Products Co.               525,000
          20,000  Stanley Works                     881,250
          24,100  Teleflex, Inc.                    921,825
          17,000  Wausau Paper Mills Co.            364,438
          12,000  Whirlpool Corp.                   657,750
-----------------------------------------------------------
                  Total                           5,572,576
-----------------------------------------------------------
MEDICAL - 5.5%
          33,000  Biomet, Inc.                      787,875
          21,000  (a) Centocor, Inc.                913,500
          40,500  (a) Chiron Corp.                  736,594
          34,500  (a) Genzyme Corp.                 925,031
          22,000  (a) Healthcare & Retirement
                    Corp.                           866,250
           8,000  Stryker Corp.                     315,000
-----------------------------------------------------------
                  Total                           4,544,250
-----------------------------------------------------------
METALS - 1.3%
          16,500  (a) Alumax, Inc.                  518,719
          30,000  Coeur d'Alene Mines Corp.         258,750
          10,000  Newmont Gold Co.                  303,125
-----------------------------------------------------------
                  Total                           1,080,594
-----------------------------------------------------------
OIL & GAS - 6.2%
           8,000  (a) BJ Services Co.               574,500
          14,000  Baker Hughes, Inc.                586,250
           8,000  Burlington Resources, Inc.        356,000
          10,000  Diamond Offshore Drilling,
                    Inc.                            498,750
          16,000  ENSCO International, Inc.         572,000
          21,000  (a) Global Marine, Inc.           552,563
           8,000  Helmerich & Payne, Inc.           608,500
          10,000  (a) Nabors Industries, Inc.       350,625
          12,000  Transocean Offshore, Inc.         569,250
          10,000  (a) Varco International,
                    Inc.                            511,875
-----------------------------------------------------------
                  Total                           5,180,313
-----------------------------------------------------------


-----------------------------------------------------------
SHARES OR PRINCIPAL AMOUNT                         VALUE
-----------------------------------------------------------
OIL INTERNATIONAL - 0.7%
           9,000  (a) Smith International,
                    Inc.                           $576,000
-----------------------------------------------------------
PRINTING-COMMERCIAL - 0.8%
          25,000  Banta Corp.                       625,000
-----------------------------------------------------------
RETAIL - 6.3%
          28,000  (a) Best Buy Co., Inc.            815,500
          30,000  Claire's Stores, Inc.             678,750
          24,000  (a) Lands' End, Inc.              847,500
          10,000  Longs Drug Stores Corp.           292,500
          10,000  Lowe's Cos., Inc.                 459,375
          24,000  (a) Meyer (Fred), Inc.            813,000
          15,000  (a) Ruby Tuesday, Inc.            393,750
          32,000  (a) Staples, Inc.                 902,000
-----------------------------------------------------------
                  Total                           5,202,375
-----------------------------------------------------------
TECHNOLOGY SERVICES - 2.0%
          10,000  Harris Corp.                      474,375
           4,900  TCA Cable TV, Inc.                203,350
          22,000  Telephone and Data System,
                    Inc.                            966,625
-----------------------------------------------------------
                  Total                           1,644,350
-----------------------------------------------------------
TELECOMMUNICATIONS - 1.1%
          40,000  Comsat Corp.                      915,000
-----------------------------------------------------------
TRANSPORTATION - 0.5%
          14,000  Alexander and Baldwin, Inc.       378,000
-----------------------------------------------------------
UTILITIES - 2.6%
          29,000  Ipalco Enterprises, Inc.        1,071,189
          16,500  Keyspan Energy Corp.              549,656
          11,500  National Fuel Gas Co.             536,905
-----------------------------------------------------------
                  Total                           2,157,750
-----------------------------------------------------------
TOTAL COMMON STOCKS (IDENTIFIED COST
$72,183,207)                                     74,733,074
-----------------------------------------------------------
MUTUAL FUND SHARES - 4.1%
          39,857  Dean Small Cap Value Fund,
                    Class A                         458,351
       1,992,731  Flex Funds                      1,992,731
       1,000,000  Government Money Market
                    Fund                          1,000,000
-----------------------------------------------------------
TOTAL MUTUAL FUND SHARES (AT NET ASSET VALUE)     3,451,082
-----------------------------------------------------------
(B) REPURCHASE AGREEMENT - 5.8%
-----------------------------------------------------------
      $4,788,000  Donaldson, Lufkin and
                    Jenrette Securities
                    Corp., 5.70%, dated
                    11/28/1997, due 12/1/1997
                    (AT AMORTIZED COST)           4,788,000
-----------------------------------------------------------
TOTAL INVESTMENTS (IDENTIFIED COST
$80,422,289)                                    $82,972,156
-----------------------------------------------------------

                  (See Notes to the Portfolios of Investments)



NOTES TO PORTFOLIOS OF INVESTMENTS
--------------------------------------------------------------------------------

(a)  Non-income producing.

(b) The repurchase agreements are fully collateralized by U.S. Government and/or agency obligations based on market prices at date of the portfolio.

The following abbreviations are used in these portfolios:

ADR--American Depositary Receipt
PLC--Public Limited Company

                                                                Net Unrealized         Gross           Gross
                                                 Cost of        Appreciation/        Unrealized      Unrealized
                                             Investments for  (Depreciation) for  Appreciation for  Depreciation
                                               Federal Tax       Federal Tax         Federal Tax     for Federal    Total Net
                 Star Funds                      Purposes         Purposes            Purposes      Tax Purposes     Assets*
-------------------------------------------  ---------------  ------------------  ----------------  ------------  ------------
The Stellar Fund                               $92,114,893       $19,400,627        $20,616,455      $1,215,828   $114,139,329
Star Relative Value Fund                       227,978,589       139,671,067        140,551,297         880,230    349,803,892
Star Growth Equity Fund                        116,297,081        37,270,031         38,454,642       1,184,611    154,112,254
Star Capital Appreciation Fund                  80,424,363         2,547,793          4,873,730       2,325,937     83,118,254

* The categories of investments are shown as a percentage of net assets at November 30, 1997.




STATEMENTS OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
NOVEMBER 30, 1997

                                                                          STAR         STAR         STAR
                                                              THE       RELATIVE      GROWTH       CAPITAL
                                                            STELLAR       VALUE       EQUITY     APPRECIATION
                                                             FUND         FUND         FUND         FUND
-------------------------------------------------------------------------------------------------------------
ASSETS:
 Total investments in securities, at value                $111,515,520 $367,649,656 $153,567,112 $82,972,156
 Cash                                                          --               767      --            1,176
 Income receivable                                             526,886      810,026      237,999     128,367
 Receivable for investments sold                             2,074,264    8,357,533      --           --
 Receivable for Fund shares sold                                58,060      267,676      330,907      30,340
 Deferred organizational costs                                 --           --            20,853      13,187
 Other assets                                                  --           --            10,354       2,839
-------------------------------------------------------------------------------------------------------------
   Total assets                                            114,174,730  377,085,658  154,167,225  83,148,065
-------------------------------------------------------------------------------------------------------------
LIABILITIES:
 Payable for investments purchased                             --        27,217,087      --           --
 Payable for Fund shares redeemed                                2,752       28,707      --            5,100
 Payable to Bank                                                   101      --            41,716      --
 Accrued expenses                                               32,548       35,972       13,255      24,711
-------------------------------------------------------------------------------------------------------------
   Total liabilities                                            35,401   27,281,766       54,971      29,811
-------------------------------------------------------------------------------------------------------------
NET ASSETS:
 Paid in capital                                            83,882,456  196,990,910  108,095,324  62,623,866
 Net unrealized appreciation (depreciation) of
  investments and options                                   19,503,923  139,671,067   37,306,637   2,549,867
 Accumulated net realized gain (loss) on investments and
  options                                                   10,536,942   12,351,403    8,531,682  17,820,444
 Undistributed net investment income                           216,008      790,512      178,611     124,077
-------------------------------------------------------------------------------------------------------------
   Total Net Assets                                       $114,139,329 $349,803,892 $154,112,254 $83,118,254
-------------------------------------------------------------------------------------------------------------
NET ASSETS:
 Trust Shares                                              $63,741,786 $312,056,017 $109,086,937      --
 Investment Shares                                          50,397,543   37,747,875   45,025,317 $83,118,254
-------------------------------------------------------------------------------------------------------------
   Total Net Assets                                       $114,139,329 $349,803,892 $154,112,254 $83,118,254
-------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING:
 Trust Shares                                                4,466,534   13,282,047    6,350,229      --
 Investment Shares                                           3,531,949    1,607,399    2,622,284   5,795,859
-------------------------------------------------------------------------------------------------------------
   Total shares outstanding                                  7,998,483   14,889,446    8,972,513   5,795,859
=============================================================================================================
NET ASSET VALUE:
 Trust Shares                                                   $14.27       $23.49       $17.18      --
 Investment Shares                                              $14.27       $23.48       $17.17      $14.34
-------------------------------------------------------------------------------------------------------------
OFFERING PRICE PER SHARE+:
 Trust Shares                                                   $14.27       $23.49       $17.18      --
 Investment Shares                                              $14.94*      $24.59*      $17.17      $15.02*
-------------------------------------------------------------------------------------------------------------
REDEMPTION PROCEEDS PER SHARE+:
 Trust Shares                                                   $14.27       $23.49       $17.18      --
 Investment Shares                                              $14.27       $23.48       $16.31**    $14.34
=============================================================================================================
Investments, at identified cost                            $92,011,597 $227,978,589 $116,260,475 $80,422,289
=============================================================================================================
Investments, at tax cost                                   $92,114,893 $227,978,589 $116,297,081 $80,424,363
=============================================================================================================

 * Computation of Offering price: 100/95.5 of net asset value.
** Computation of Redemption Proceeds: 95/100 of net asset value.
 + See "What Shares Cost" in the prospectus.
++ See "Contingent Deferred Sales Charge" in the prospectus.

(See Notes which are an integral part of the Financial Statements)



STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 1997

                                                                             STAR        STAR        STAR
                                                                 THE       RELATIVE     GROWTH      CAPITAL
                                                               STELLAR      VALUE       EQUITY    APPRECIATION
                                                                 FUND        FUND        FUND        FUND
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Interest income                                              $2,771,967    $550,449    $313,137    $399,819
 Dividend income                                               2,152,697   6,555,931   2,089,661     733,137
-------------------------------------------------------------------------------------------------------------
   Total income                                                4,924,664   7,106,380   2,402,798   1,132,956
-------------------------------------------------------------------------------------------------------------
EXPENSES:
 Investment advisory fee                                       1,114,195   2,220,214     946,601     744,928
 Administrative personnel and services fee                       108,560     273,396     116,489      72,536
 Custodian fees                                                   29,321      74,007      31,553      19,603
 Transfer and dividend disbursing agent fees and expenses        131,029      90,330      74,747      31,275
 Directors'+Trustees' fees                                         1,859       5,493      --             473
 Auditing fees                                                    18,068      17,467      14,307      15,182
 Legal fees                                                        1,853       6,205       1,202         604
 Portfolio accounting fees                                        56,833      75,380      45,908      38,811
 Distribution services fee--Investment Shares                    126,341      22,038      25,307      --
 Shareholder services fee--Trust Shares                           33,372      37,820      13,538      --
 Shareholder services fee--Investment Shares                      25,270     110,194      49,569      39,207
 Share registration costs                                         14,950      24,987      28,138       8,627
 Printing and postage                                              1,041      28,456       4,955      23,600
 Insurance premiums                                                4,693       4,949       2,447       6,369
 Miscellaneous                                                        78       3,486       8,027       7,664
-------------------------------------------------------------------------------------------------------------
   Total expenses                                              1,667,463   2,994,422   1,362,788   1,008,879
-------------------------------------------------------------------------------------------------------------
     NET INVESTMENT INCOME                                     3,257,201   4,111,958   1,040,010     124,077
-------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
 OPTIONS:
Net realized gain (loss) on investments and options           10,472,803  12,351,845   8,585,979  18,507,772
Net change in unrealized appreciation (depreciation) on
 investments and options                                        (266,167) 69,992,342  22,147,767  (8,746,048)
-------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
 OPTIONS                                                      10,206,636  82,344,187  30,733,746   9,761,724
-------------------------------------------------------------------------------------------------------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS               $13,463,837 $86,456,145 $31,773,756  $9,885,801
=============================================================================================================

(See Notes which are an integral part of the Financial Statements)



STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                                       STAR
                                                           THE                       RELATIVE
                                                         STELLAR                      VALUE
                                                           FUND                        FUND
                                                --------------------------  --------------------------
                                                    YEAR          YEAR          YEAR          YEAR
                                                   ENDED         ENDED         ENDED         ENDED
                                                NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,
                                                    1997          1996          1997          1996
------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS--
Net investment income                            $3,257,201    $3,193,081    $4,111,958    $2,849,808
Net realized gain (loss) on investments and
 options                                         10,472,803     4,345,528    12,351,845     4,395,132
Net change in net unrealized
 appreciation/depreciation of investments and
 options                                           (266,167)   10,205,542    69,992,342    38,173,415
------------------------------------------------------------------------------------------------------
 Change in net assets resulting from
  operations                                     13,463,837    17,744,151    86,456,145    45,418,355
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS--
 Distributions from net investment income
   Trust Shares                                  (1,933,469)   (1,925,727)     (918,577)       --
   Investment Shares                             (1,325,460)   (1,310,474)   (2,940,841)   (2,646,694)
 Distributions from net realized gain on
  investments and options
   Trust Shares                                  (2,461,154)   (1,066,240)       --            --
   Investment Shares                             (1,845,065)     (800,304)   (4,395,625)      (82,169)
------------------------------------------------------------------------------------------------------
 Change in net assets from distributions to
  shareholders                                   (7,565,148)   (5,102,745)   (8,255,043)   (2,728,863)
------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS
Proceeds from sales of shares                    15,147,571    19,396,895   382,346,269    57,530,540
Net asset value of shares issued to
 shareholders in payment of distributions
 declared                                         6,507,375     4,345,134     3,231,015       961,791
Cost of shares redeemed                         (30,556,221)  (32,897,560) (329,817,737)  (17,317,728)
------------------------------------------------------------------------------------------------------
 Change in net assets from share transactions    (8,901,275)   (9,155,531)   55,759,547    41,174,603
------------------------------------------------------------------------------------------------------
   Change in net assets                          (3,002,586)    3,485,875   133,960,649    83,864,095
NET ASSETS:
Beginning of period                             117,141,915   113,656,040   215,843,243   131,979,148
------------------------------------------------------------------------------------------------------
End of period                                  $114,139,329  $117,141,915  $349,803,892  $215,843,243
======================================================================================================
Undistributed net investment income included
 in net assets at end of period                    $216,008      $217,736      $790,512      $537,972
======================================================================================================
Net gain (loss) as computed for federal tax
 purposes                                       $10,410,330    $4,329,998   $12,351,845    $4,395,132
======================================================================================================

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------


           STAR                        STAR
          GROWTH                     CAPITAL
          EQUITY                   APPRECIATION
           FUND                        FUND
--------------------------  --------------------------
    YEAR          YEAR          YEAR          YEAR
   ENDED         ENDED         ENDED         ENDED
NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,
    1997          1996          1997          1996
------------------------------------------------------


  $1,040,010     $794,667      $124,077     ($167,843)

   8,585,979    5,752,898    18,507,772      (659,396)


  22,147,767    9,454,543    (8,746,048)    6,695,619
------------------------------------------------------

  31,773,756   16,002,108     9,885,801     5,868,380
------------------------------------------------------


    (220,127)      --            --            --
    (830,336)    (700,531)       --            --


      --           --            --            --
  (5,807,116)  (2,544,369)       --        (1,408,024)
------------------------------------------------------

  (6,857,579)  (3,244,900)       --        (1,408,024)
------------------------------------------------------

 160,959,446   34,897,506    13,656,375    31,488,956


   4,941,932    2,488,056        --           606,085
(122,016,691) (13,530,374)  (19,586,731)  (13,822,232)
------------------------------------------------------
  43,884,687   23,855,188    (5,930,356)   18,272,809
------------------------------------------------------
  68,800,864   36,612,396     3,955,445    22,733,165

  85,311,390   48,698,994    79,162,809    56,429,644
------------------------------------------------------
$154,112,254  $85,311,390   $83,118,254   $79,162,809
======================================================

    $178,611     $189,064      $124,077        --
======================================================

  $8,618,710   $5,807,183   $18,482,144     ($657,799)
======================================================



FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STAR FUNDS
(For a share outstanding throughout each period)

                                   NET        NET REALIZED AND                                                 DISTRIBUTIONS
                 NET ASSET     INVESTMENT        UNREALIZED                   DISTRIBUTIONS   DISTRIBUTIONS      FROM NET
                  VALUE,         INCOME/       GAIN/(LOSS) ON    TOTAL FROM     FROM NET      IN EXCESS OF     REALIZED GAIN
  YEAR ENDED     BEGINNING     (OPERATING       INVESTMENTS      INVESTMENT    INVESTMENT    NET INVESTMENT   ON INVESTMENTS
 NOVEMBER 30     OF PERIOD        LOSS)         AND OPTIONS      OPERATIONS      INCOME        INCOME (H)       AND OPTIONS
-----------------------------------------------------------------------------------------------------------------------------
THE STELLAR FUND
TRUST SHARES
1994(a)            $11.34          0.21             (0.48)          (0.27)        (0.17)             --               --
1995               $10.90          0.38              1.32            1.70         (0.38)             --            (0.05)
1996               $12.17          0.37              1.62            1.99         (0.37)             --            (0.20)
1997               $13.59          0.40              1.18            1.58         (0.40)             --            (0.50)
INVESTMENT SHARES
1991(b)            $10.00          0.05             (0.25)          (0.20)           --              --               --
1992                $9.80          0.29              0.74            1.03         (0.31)             --               --
1993               $10.52          0.24              0.99            1.23         (0.28)          (0.03)           (0.10)
1994               $11.34          0.29             (0.41)          (0.12)        (0.24)             --            (0.08)
1995               $10.90          0.34              1.33            1.67         (0.35)             --            (0.05)
1996               $12.17          0.34              1.62            1.96         (0.34)             --            (0.20)
1997               $13.59          0.36              1.18            1.54         (0.36)             --            (0.50)
STAR RELATIVE VALUE FUND
TRUST SHARES
1997(c)            $22.67          0.08              0.81            0.89         (0.07)             --               --
INVESTMENT SHARES
1991(d)            $10.00          0.22             (0.66)          (0.44)        (0.13)             --               --
1992                $9.43          0.30              1.12            1.42         (0.33)             --               --
1993               $10.52          0.20              1.30            1.50         (0.22)             --               --
1994               $11.80          0.23             (0.40)          (0.17)        (0.23)             --            (0.04)
1995               $11.36          0.29              3.65            3.94         (0.28)             --               --
1996               $15.02          0.27              4.01            4.28         (0.26)             --            (0.01)
1997               $19.03          0.67              4.45            5.12         (0.28)             --            (0.39)
STAR GROWTH EQUITY FUND
TRUST SHARES
1997(e)            $16.46          0.03              0.73            0.76         (0.04)             --               --
INVESTMENT SHARES
1995(f)            $10.00          0.24              2.67            2.91         (0.21)             --               --
1996               $12.70          0.17              3.12            3.29         (0.16)             --            (0.66)
1997               $15.17          0.19              2.97            3.16         (0.14)             --            (1.02)
STAR CAPITAL APPRECIATION FUND
1994(g)            $10.00            --              0.15            0.15            --              --               --
1995               $10.15          0.03              1.72            1.75         (0.04)          (0.00)           (0.04)
1996               $11.82         (0.03)             1.05            1.02            --              --            (0.29)
1997               $12.55          0.02              1.77            1.79            --              --               --
-----------------------------------------------------------------------------------------------------------------------------

(a) Reflects operations for the period from April 11, 1994 (date of initial public investment) to November 30, 1994. For the period from April 5, 1994 (start of business) to April 10, 1994, all income was distributed to the Administrator.

(b) Reflects operations for the period from October 18, 1991 (date of initial public investment) to November 30, 1991. For the period from July 30, 1991 (start of business) to October 17, 1991, all income was distributed to the Administrator.

(c) Reflects operations for the period from August 18, 1997 (date of initial public offering) to November 30, 1997.

(d) Reflects operations for the period from June 5, 1991 (date of initial public investment) to November 30, 1991. For the period from January 31, 1989 (start of business) to June 4, 1991, all income was distributed to the Administrator.

(e) Reflects operations for the period from August 18, 1997 (date of initial public offering) to November 30, 1997.

(f) Reflects operations for the period from December 12, 1994 (date of initial public investment) to November 30, 1995.

(g) Reflects operations for the period from June 13, 1994 (date of initial public investment) to November 30, 1994.

(h) Distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These distributions did not represent a return of capital for federal income tax purposes.

(i) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge if applicable.

(j) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(k) Computed on an annualized basis.

(l) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.

(See Notes which are an integral part of the Financial Statements)



--------------------------------------------------------------------------------


                                                  RATIOS TO AVERAGE NET ASSETS
                                             ---------------------------------------
                                                                         EXPENSE      NET ASSETS,      AVERAGE
                    NET ASSET                                 NET        WAIVER/          END        COMMISSION      PORTFOLIO
      TOTAL        VALUE, END      TOTAL                  INVESTMENT    REIMBURSE-     OF PERIOD        RATE         TURNOVER
  DISTRIBUTIONS     OF PERIOD   RETURN (I)    EXPENSES      INCOME       MENT (J)    (000 OMITTED)    PAID (L)         RATE
--------------------------------------------------------------------------------------------------------------------------------


        (0.17)        $10.90        (1.81%)       1.43%(k)      3.57%(k)        --       $60,822             --             79%
        (0.43)        $12.17        15.97%        1.40%        3.23%          --         $64,754             --            104%
        (0.57)        $13.59        16.94%        1.39%        2.85%          --         $67,047      $  0.0671             65%
        (0.90)        $14.27        12.22%        1.31%        2.89%          --         $63,742      $  0.1046             64%

           --          $9.80        (2.00%)       1.44%(k)      5.32%(k)      0.29%(k)     $13,942           --             18%
        (0.31)        $10.52        10.68%        1.53%        3.03%        0.33%        $35,544             --             98%
        (0.41)        $11.34        11.99%        1.45%        1.87%        0.25%        $73,197             --             87%
        (0.32)        $10.90        (1.22%)       1.55%        2.32%        0.12%        $50,648             --             79%
        (0.40)        $12.17        15.67%        1.65%        2.98%          --         $48,902             --            104%
        (0.54)        $13.59        16.64%        1.66%        2.76%          --         $50,094      $  0.0671             65%
        (0.86)        $14.27        11.94%        1.56%        2.63%          --         $50,398      $  0.1046             64%


        (0.07)        $23.49         3.93%        1.00%(k)      1.35%(k)        --      $312,056      $  0.0918             18%

        (0.13)         $9.43        (4.31%)       0.40%(k)      4.75%(k)      0.93%(k)     $33,015           --             38%
        (0.33)        $10.52        15.39%        0.47%        3.01%        1.00%        $38,154             --             45%
        (0.22)        $11.80        14.47%        1.19%        1.79%        0.31%        $49,701             --             59%
        (0.27)        $11.36        (1.54%)       1.15%        2.02%          --         $74,094             --             30%
        (0.28)        $15.02        35.10%        1.06%        2.17%          --        $131,979             --             24%
        (0.27)        $19.03        28.86%        1.04%        1.71%          --        $215,843      $  0.0905             16%
        (0.67)        $23.48        27.69%        1.01%        1.40%          --         $37,748      $  0.0918             18%


        (0.04)        $17.18         4.59%        1.06%(k)      0.68%(k)        --      $109,087      $  0.1035             60%

        (0.21)        $12.70        29.44%        1.17%(k)      2.00%(k)      0.03%(k)     $48,699           --            171%
        (0.82)        $15.17        27.34%        1.19%        1.31%          --         $85,311      $  0.0007             96%
        (1.16)        $17.17        22.65%        1.09%        0.86%          --         $45,025      $  0.1035             60%

           --         $10.15         1.50%        1.58%(k)      0.08%(k)      0.10%(k)     $30,013           --             36%
        (0.08)        $11.82        17.35%        1.47%        0.28%        0.01%        $56,430             --            144%
        (0.29)        $12.55         8.95%        1.32%       (0.24%)         --         $79,163      $  0.0703            174%
           --         $14.34        14.26%        1.29%        0.16%          --         $83,118      $  0.0967            262%
--------------------------------------------------------------------------------------------------------------------------------



COMBINED NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOVEMBER 30, 1997

(1) ORGANIZATION

Star Funds (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of eleven diversified portfolios and one non-diversified portfolio. The following portfolios comprise the Trust:

                       PORTFOLIO NAME
------------------------------------------------------------
Star Capital Appreciation Fund
  ("Capital Appreciation Fund")
Star Growth Equity Fund ("Growth Equity Fund")
Star Relative Value Fund ("Relative Value Fund")
Star Strategic Income Fund ("Strategic Income Fund")
Star Tax-Free Money Market Fund
  ("Tax-Free Money Market Fund")
Star Treasury Fund ("Treasury Fund")
Star U.S. Government Income Fund
  ("U.S. Government Income Fund")
The Stellar Fund ("Stellar Fund")
The Stellar Insured Tax Free Bond Fund
  ("Stellar Tax Free Bond Fund")*
Star Market Capitalization Fund
  ("Market Capitalization Fund")**
Star Ohio Tax-Free Money Market Fund
  ("Ohio Tax-Free Money Market Fund")**
Star International Equity Fund
  ("International Equity Fund")**

 * Stellar Tax-Free Bond Fund became effective on
   December 30, 1996.

** The Market Capitalization Fund, Ohio Tax-Free Money Market Fund and
   International Equity Fund became effective on November 19, 1997 but had no public investment as of November 30, 1997.

The financial statements of the following portfolios (individually referred to as the "Fund", or collectively as the "Funds") are presented herein along with each Fund's investment objective:


       PORTFOLIO NAME           INVESTMENT OBJECTIVE
-------------------------------------------------------
Stellar                         Fund Maximize total return, a combination of
                                dividend income and capital appreciation.
Relative                        Value Fund Maximize total return, a combination
                                of income and capital appreciation.
Growth Equity Fund            Maximize capital
                                appreciation.
Capital Appreciation Fund     Maximize capital
                                appreciation.

The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Capital Appreciation Fund offered without class designation. Shares of Stellar Fund, Growth Equity Fund and Relative Value Fund are offered in two classes: Trust Shares and Investment Shares.

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS

Equity securities traded on a securities exchange and securities traded in the over-the-counter market are valued at the last reported sales price on the day of valuation; other securities for which no sale was reported on that date, are valued at the last quoted bid price. Corporate and municipal bonds, asset backed securities and U.S. government securities are valued using the last quoted bid price as furnished by an independent pricing service. Short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end and closed-end regulated investment companies are valued at net asset value.

B. REPURCHASE AGREEMENTS

It is the policy of the Funds to require a custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

C. INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code").

D. FEDERAL TAXES

It is each Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal taxes are necessary.

E. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

F. OPTION CONTRACTS WRITTEN

Capital Appreciation Fund, Growth Equity Fund and Stellar Fund may write "covered" call option contracts. All of the Funds may also write "covered" put options. A written option obligates the Funds to deliver (a call), or to receive (a put), the contract amount upon exercise by the holder of the option. The principal reason for writing call or put options is to obtain, through receipt of premiums, a greater current return than would be realized on underlying securities alone. By writing call options, the Funds' may forego potential gains on the underlying security. By writing a put option, the Fund risks becoming obligated to purchase the underlying security for more than its current market price upon exercise. Premiums received from writing options are recorded as a liability and an unrealized gain or loss is measured by the difference between the current value and the premium received. For the period ended November 30, 1997, Stellar Fund, Growth Equity Fund and Capital Appreciation Fund, had realized gain (loss) on options contracts written and purchased of ($1,734), ($415,986), and ($1,076,954), respectively.

At November 30, 1997, Stellar Fund and Growth Equity Fund had no outstanding written options.

The Capital Appreciation Fund had no written option transactions during the year.

The following is a summary of the Stellar Fund and Growth Equity Fund options activity:

                                          STELLAR FUND
                                  ----------------------------
                                     NUMBER OF
                                     CONTRACTS      PROCEEDS*
                                  ----------------------------
Outstanding at November 30, 1996             0             $0
Contracts opened                         1,150      1,231,958
Contracts expired                       --             --
Contracts exercised                       (750)      (152,494)
Contracts closed                          (400)    (1,079,464)
                                  ----------------------------
Outstanding at November 30, 1997             0             $0
                                  ----------------------------

                                      GROWTH EQUITY FUND
                                  --------------------------
                                    NUMBER OF
                                    CONTRACTS     PROCEEDS*
                                  --------------------------
Outstanding at November 30, 1996          400      $212,765
Contracts opened                        1,961       662,709
Contracts expired                        (150)      (13,150)
Contracts exercised                      (300)      (58,423)
Contracts closed                       (1,911)     (803,901)
                                  --------------------------
Outstanding at November 30, 1997            0            $0
                                  --------------------------

*Represents premium received less commissions paid.

G. USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

H. OTHER

Investment transactions are accounted for on the trade date.

(3) SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                                                      STELLAR FUND
                                                                    ------------------------------------------------
                                                                                YEAR ENDED NOVEMBER 30,
                                                                              1997                     1996
                                                                    ------------------------  ----------------------
INVESTMENT SHARES                                                     SHARES       DOLLARS     SHARES      DOLLARS
------------------------------------------------------------------  -----------  -----------  ---------  -----------
Shares sold                                                             229,880    3,158,813    288,055    3,589,181
Shares issued to shareholders in payment of distributions declared      234,369    3,116,031    168,747    2,069,667
Shares redeemed                                                        (618,771)  (8,513,615) ( 788,848)  (9,876,152)
                                                                    ------------------------------------------------
    Net change resulting from Investment Share transactions            (154,522)  (2,238,771) ( 332,046) ($4,217,304)
                                                                    ------------------------------------------------

                                                                                    STELLAR FUND
                                                                 --------------------------------------------------
                                                                              YEAR ENDED NOVEMBER 30,
                                                                           1997                      1996
                                                                 -------------------------  -----------------------
TRUST SHARES                                                       SHARES       DOLLARS       SHARES      DOLLARS
---------------------------------------------------------------  -----------  ------------  ----------  -----------
Shares sold                                                          875,937    11,988,758   1,265,521   15,807,714
Shares issued to shareholders in payment of distributions
declared                                                             254,884     3,391,344     185,421    2,275,467
Shares redeemed                                                   (1,598,328)  (22,042,606) (1,837,574) (23,021,408)
                                                                 --------------------------------------------------
    Net change resulting from Trust Share transactions              (467,507)   (6,662,504)   (386,632)  (4,938,227)
                                                                 --------------------------------------------------
    Net change resulting from Fund Share transactions               (622,029)   (8,901,275)   (718,678) ($9,155,531)
                                                                 --------------------------------------------------

                                                                                RELATIVE VALUE FUND
                                                                 --------------------------------------------------
                                                                              YEAR ENDED NOVEMBER 30,
                                                                           1997                      1996
                                                                 -------------------------  -----------------------
INVESTMENT SHARES                                                  SHARES       DOLLARS       SHARES      DOLLARS
---------------------------------------------------------------  -----------  ------------  ----------  -----------
Shares sold                                                        4,467,573    74,577,199   3,556,654   57,530,540
Shares issued to shareholders in payment of distributions
declared                                                             154,522     2,938,215      59,691      961,791
Shares redeemed                                                  (14,355,524) (319,674,245) (1,062,532) (17,317,728)
                                                                 --------------------------------------------------
    Net change resulting from Investment Share transactions       (9,733,429) (242,158,831)  2,553,813   41,174,603
                                                                 --------------------------------------------------

                                                                                                 RELATIVE VALUE FUND
                                                                                               -----------------------
                                                                                                PERIOD ENDED NOVEMBER
                                                                                                      30, 1997*
                                                                                               -----------------------
TRUST SHARES                                                                                     SHARES      DOLLARS
---------------------------------------------------------------------------------------------  ----------  -----------
Shares sold                                                                                    13,707,273  307,769,070
Shares issued to shareholders in payment of distributions declared                                 12,454      292,800
Shares redeemed                                                                                  (437,680) (10,143,492)
                                                                                               -----------------------
Net change resulting from Trust Share transactions                                             13,282,047  297,918,378
                                                                                               -----------------------
    Net change resulting from Fund Share transactions                                           3,548,618   55,759,547
                                                                                               -----------------------

*For the period from August 18, 1997 (date of initial public investment) to November 30, 1997.

                                                                                GROWTH EQUITY FUND
                                                               ----------------------------------------------------
                                                                             YEAR ENDED NOVEMBER 30,
                                                                          1997                       1996
                                                               --------------------------  ------------------------
 INVESTMENT SHARES                                               SHARES        DOLLARS       SHARES      DOLLARS
-------------------------------------------------------------  -----------  -------------  ----------  ------------
 Shares sold                                                     4,005,011     53,886,404   2,614,772    34,897,506
 Shares issued to shareholders in payment of distributions
 declared                                                          346,216      4,838,986     201,504     2,488,056
 Shares redeemed                                                (7,354,386)  (118,965,391) (1,025,812)  (13,530,374)
                                                               ----------------------------------------------------
 Net change resulting from Investment Share transactions        (3,003,159)   (60,240,001)  1,790,464    23,855,188
                                                               ----------------------------------------------------



                                      GROWTH EQUITY FUND
                                    ----------------------
                                    PERIOD ENDED NOVEMBER
                                          30, 1997*
                                    ----------------------
 TRUST SHARES                        SHARES      DOLLARS
----------------------------------  ---------  -----------
 Shares sold                        6,523,027  107,073,043
 Shares issued to shareholders in
 payment of distributions declared      5,992      102,945
 Shares redeemed                     (178,790)  (3,051,300)
                                    ----------------------
 Net change resulting from Trust
 Share transactions                 6,350,229  104,124,688
                                    ----------------------
 Net change resulting from Fund
 Share transactions                 3,347,070   43,884,687
                                    ----------------------

*For the period from August 18, 1997 (date of initial public offering) to November 30, 1997.

                                            CAPITAL
                                       APPRECIATION FUND
                                     ----------------------
                                      YEAR ENDED NOVEMBER
                                              30,
                                     ----------------------
 INVESTMENT SHARES                      1997        1996
-----------------------------------  ----------  ----------
 Investment Shares                      991,069   2,651,433
 Shares issued to shareholders in
 payment of distributions declared       --          54,406
 Shares redeemed                     (1,501,409) (1,172,964)
                                     ----------------------
 Net change resulting from Fund
 Share transactions                    (510,340)  1,532,875
                                     ----------------------

(4) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

A. INVESTMENT ADVISORY FEE

Star Bank, N.A., the Trust's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee based on a percentage of each Fund's average daily net assets (see below).

         FUND             ANNUAL RATE
---------------------------------------
Stellar Fund                   0.95%
Relative Value Fund            0.75%
Growth Equity Fund             0.75%
Capital Appreciation
Fund                           0.95%
---------------------------------------

B. ADMINISTRATIVE FEE

Federated Administrative Services ("FAS") provides each Fund with certain administrative personnel and services for which it receives a fee. The FAS fee is based on the level of average aggregate net assets of the Trust for the period.

Effective January 1, 1998, the fee that FAS receives will change to an annual rate of 0.12% of each fund's average daily net assets of the Trust. The fee received during any fiscal year shall be at least $50,000 per Fund. FAS may choose to voluntarily waive a portion of its fee at any time.

Effective January 1, 1998, under the terms of a Sub-Administration Agreement between FAS and Star Bank, N.A., FAS will pay to Star Bank, N.A., solely from the resources of FAS, a sub-administration fee at an annual rate of 0.04% of the average daily net assets of the Trust, for assisting FAS in rendering administrative services to the Trust.

C. DISTRIBUTION SERVICES FEE

The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Funds will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Funds to finance activities intended to result in the sale of the Funds' Investment Shares. The Plan provides that the Funds may incur distribution expenses up to 0.25% of the average daily net assets of the Investment Shares annually, to compensate FSC. Currently, the Stellar Fund, Relative Value and Growth Equity Fund are accruing and paying 12b-1 fees. The Capital Appreciation Fund will not accrue or pay any distribution expenses pursuant to the Plan until a second class of shares has been registered with the Securities and Exchange Commission.

D. SHAREHOLDER SERVICES FEE

Under the terms of the Shareholder Services Agreement with Star Bank, N.A., each Fund will pay Star Bank, N.A. up to 0.25% of average daily net assets for the period. For the foreseeable future, Star Bank N.A. plans to limit the Shareholder Servicing fee to 0.05% of average daily net assets. This fee is to obtain certain services for shareholder and to maintain shareholder accounts. Star Bank N.A. can modify or terminate this limitation at any time at its sole discretion.

E. TRANSFER AND DIVIDEND DISBURSING AGENT FEES

Federated Services Company ("FServ") through its subsidiary Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Funds for which it receives a fee. The fee is based on the size, type, and number of accounts and transactions made by shareholders.

Effective January 23, 1998 Star Bank, N.A. will become the Fund's transfer and dividend disbursing agent.

F. PORTFOLIO ACCOUNTING FEES

FServ also maintains the Funds' accounting records for which it receives a fee. The fee is based on the level of each Fund's average net assets for the period, plus out-of-pocket expenses.

G. CUSTODIAN FEES

Star Bank, N.A., is the Funds' custodian for which it receives a fee. The fee is based on the level of each Fund's average net assets for the period, plus out-of-pocket expenses.

H. ORGANIZATIONAL EXPENSES

Organizational expenses were initially borne by FAS. The Funds have reimbursed FAS for these expenses. These expenses have been deferred and are being amortized over the five year period following the Fund's effective date. For the year ended November 30, 1997, the Funds expensed the following:

                                                     AMOUNTS
                                     EXPENSES    EXPENSED TO FAS
                                        OF       FOR THE PERIOD
                                    ORGANIZING        ENDED
                                        THE       NOVEMBER 30,
                  EFFECTIVE DATE       FUND           1997
----------------------------------------------------------------
Growth Equity
 Fund            November 14, 1994   $  30,000      $   8,857
Capital
 Appreciation
 Fund            May 16,1994         $  30,000      $   4,873
----------------------------------------------------------------

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

(5) INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended November 30, 1997, were as follows:

                               PURCHASES      SALES
------------------------------------------------------
Stellar Fund                  $70,161,046  $84,535,918
Relative Value Fund           114,217,976   51,899,078
Growth Equity Fund            107,903,119   71,726,108
Capital Appreciation Fund     185,922,492  197,220,161
------------------------------------------------------

(6) CONCENTRATION OF CREDIT RISK

Stellar Fund invests in equity and fixed income securities of non-U.S. issuers. Although, Stellar Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.



REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of STAR FUNDS
(Star Capital Appreciation Fund, Star Growth Equity Fund, Star Relative Value Fund, and The Stellar Fund):

We have audited the accompanying statements of assets and liabilities of Star Capital Appreciation Fund, Star Growth Equity Fund, Star Relative Value Fund and The Stellar Fund (investment portfolios of Star Funds, a Massachusetts business trust), including the schedules of portfolio investments, as of November 30, 1997, the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Star Capital Appreciation Fund, Star Growth Equity Fund, Star Relative Value Fund and The Stellar Fund, (investment portfolios of Star Funds) as of November 30, 1997, and the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                               ARTHUR ANDERSEN LLP

Pittsburgh, Pennsylvania,
January 16, 1998



TRUSTEES                              OFFICERS
--------------------------------------------------------------------------------

Thomas L. Conlan Jr.                  Edward C. Gonzales
                                        PRESIDENT AND TREASURER
Edward C. Gonzales                    Joseph S. Machi
                                        VICE PRESIDENT AND ASSISTANT TREASURER
Dr. Alfred Gottschalk                 C. Grant Anderson
                                        SECRETARY
Dr. Robert J. Hill

Dawn M. Hornback

Lawrence M. Turner

William H. Zimmer III



 Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government or the Federal Deposit Insurance Corporation. Investment in mutual funds involves investment risk, including the possible loss of principal.

Thisreport is authorized for distribution to prospective investors only when preceded or accompanied by the Trust's prospectus which contains facts concerning its objectives and policies, management fees, expenses and other information.



Cusip 854911708                     --------------------------------------
Cusip 854911609                                  Star Bank, N.A.
Cusip 854911401                                Investment Adviser
Cusip 854911823                     --------------------------------------
Cusip 854911864                            Federated Securities Corp.
Cusip 854911823                                   Distributor
Cusip 854911807                     --------------------------------------
G00446-07(1/98)
6003TR




                                    APPENDIX

STELLAR INSURED TAX-FREE BOND FUND

The graphic representation here displayed consists of a legend in the upper left quadrant indicating the components of the corresponding line graph. The solid line represents the value of a hypothetical investment of $10,000 in the Stellar Insured Tax-Free Bond Fund (the "Fund"). The dotted line represents the Lehman Brothers Ten Year Insured Bond Index ("LBTYIBI") and the dashed line represents the Lipper Municipal Bond Fund Average ("LMBFA"). The line graph shows that an initial investment of $10,000 in the Fund on 12/30/96, would have a reinvested total worth of $10,210 on 11/30/97 as compared to $10,746 and $10,735 for the LBTYIBI and LMBFA, respectively for the same period. The "x" axis reflects annual computation periods from 12/30/96 to 11/30/97. The right margin of the chart reflects the ending values of a hypothetical investment of $10,000 in the Fund measured in increments of $1,000 ranging from $9,000 to $11,000.

STAR U.S. GOVERNMENT INCOME FUND

The graphic representation here displayed consists of a legend in the upper left quadrant indicating the components of the corresponding line graph. The solid line represents the value of a hypothetical investment of $10,000 in the Star U.S. Government Income Fund (the "Fund"). The dotted line represents the Lehman Brothers Government/Corporate Total Index ("LBGCTI") and the dashed line represents the Lipper U.S. Government Fund Average ("LUSGFA"). The line graph shows that an initial investment of $10,000 in the Fund on 1/5/93, would have a reinvested total worth of $12,816 on 11/30/97 as compared to $14,282 and $13,229 for the LBGCTI and LUSGFA, respectively for the same period. The "x" axis reflects annual computation periods from 1/5/93 to 11/30/97. The right margin of the chart reflects the ending values of a hypothetical investment of $10,000 in the Fund measured in increments of $1,000 ranging from $9,000 to $15,000.

STAR STRATEGIC INCOME FUND

The graphic representation here displayed consists of a legend in the upper left quadrant indicating the components of the corresponding line graph. The solid line represents the value of a hypothetical investment of $10,000 in the Star Strategic Income Fund (the "Fund"). The dotted line represents the Lehman Brothers Government/Corporate Total Index ("LBGCTI"). The line graph shows that an initial investment of $10,000 in the Fund on 12/12/94, would have a reinvested total worth of $12,901 on 11/30/97 as compared to $13,416 for the LBGCTI for the same period. The "x" axis reflects annual computation periods from 12/12/94 to 11/30/97. The right margin of the chart reflects the ending values of a hypothetical investment of $10,000 in the Fund measured in increments of $1,000 ranging from $9,000 to $14,000.


THE STELLAR FUND-INVESTMENT SHARES

The graphic representation here displayed consists of a legend in the upper left quadrant indicating the components of the corresponding line graph. The solid line represents the value of a hypothetical investment of $10,000 in The Stellar Fund (the "Fund"). The dotted line represents the Standard & Poor's 500/Lehman Brothers Government Corporate Total Index ("S&PLBGCTI"). The line graph shows that an initial investment of $10,000 in the Fund on 10/18/91, would have a reinvested total worth of $17,307 on 11/30/97 as compared to $21,757 for the S&PLBGCTI for the same period. The "x" axis reflects annual computation periods from 10/18/91 to 11/30/97. The right margin of the chart reflects the ending values of a hypothetical investment of $10,000 in the Fund measured in increments of $1,000 ranging from $9,000 to $22,000.

THE STELLAR FUND-TRUST SHARES

The graphic representation here displayed consists of a legend in the upper left quadrant indicating the components of the corresponding line graph. The solid line represents the value of a hypothetical investment of $10,000 in The Stellar Fund (the "Fund"). The dotted line represents the Standard & Poor's 500/Lehman Brothers Government Corporate Total Index ("S&PLBGCTI"). The line graph shows that an initial investment of $10,000 in the Fund on 4/6/94, would have a reinvested total worth of $14,943 on 11/30/97 as compared to $17,699 for the S&PLBGCTI for the same period. The "x" axis reflects annual computation periods from 4/6/94 to 11/30/97. The right margin of the chart reflects the ending values of a hypothetical investment of $10,000 in the Fund measured in increments of $1,000 ranging from $9,000 to $19,000.

STAR RELATIVE VALUE FUND-INVESTMENT SHARES

The graphic representation here displayed consists of a legend in the upper left quadrant indicating the components of the corresponding line graph. The solid line represents the value of a hypothetical investment of $10,000 in the Star Relative Value Fund (the "Fund"). The dotted line represents the Standard & Poor's 500 Index ("S&P500") and the dashed line represents the Lipper Growth and Income Average ("LGIA"). The line graph shows that an initial investment of $10,000 in the Fund on 6/4/91, would have a reinvested total worth of $26,417 on 11/30/97 as compared to $28,995 and $27,748 for the S&P500 and LGIA, respectively for the same period. The "x" axis reflects annual computation periods from 6/4/91 to 11/30/97. The right margin of the chart reflects the ending values of a hypothetical investment of $10,000 in the Fund measured in increments of $1,000 ranging from $9,000 to $31,000.



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STAR RELATIVE VALUE FUND-TRUST SHARES

The graphic representation here displayed consists of a legend in the upper left quadrant indicating the components of the corresponding line graph. The solid line represents the value of a hypothetical investment of $10,000 in the Star Relative Value Fund (the "Fund"). The dotted line represents the Standard & Poor's 500 Index ("S&P500") and the dashed line represents the Lipper Growth and Income Average ("LGIA"). The line graph shows that an initial investment of $10,000 in the Fund on 8/19/97, would have a reinvested total worth of $10,393 on 11/30/97 as compared to $10,367 and $9,938 for the S&P500 and LGIA, respectively for the same period. The "x" axis reflects annual computation periods from 8/18/974 to 11/30/97. The right margin of the chart reflects the ending values of a hypothetical investment of $10,000 in the Fund measured in increments of $1,000 ranging from $9,000 to $13,000.

STAR GROWTH EQUITY FUND-INVESTMENT SHARES

The graphic representation here displayed consists of a legend in the upper left quadrant indicating the components of the corresponding line graph. The solid line represents the value of a hypothetical investment of $10,000 in the Star Growth Equity Fund (the "Fund"). The dotted line represents the Standard & Poor's 500 Index ("S&P500"). The line graph shows that an initial investment of $10,000 in the Fund on 12/12/94, would have a reinvested total worth of $19,979 on 11/30/97 as compared to $22,512 for the S&P500 for the same period. The "x" axis reflects annual computation periods from 12/12/94 to 11/30/97. The right margin of the chart reflects the ending values of a hypothetical investment of $10,000 in the Fund measured in increments of $1,000 ranging from $9,000 to $23,000.

STAR GROWTH EQUITY FUND-TRUST SHARES

The graphic representation here displayed consists of a legend in the upper left quadrant indicating the components of the corresponding line graph. The solid line represents the value of a hypothetical investment of $10,000 in the Star Growth Equity Fund (the "Fund"). The dotted line represents the Standard & Poor's 500 Index ("S&P500"). The line graph shows that an initial investment of $10,000 in the Fund on 8/18/97, would have a reinvested total worth of $10,459 on 11/30/97 as compared to $10,367 for the S&P500 for the same period. The "x" axis reflects annual computation periods from 8/18/97 to 11/30/97. The right margin of the chart reflects the ending values of a hypothetical investment of $10,000 in the Fund measured in increments of $1,000 ranging from $9,000 to $12,000.



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STAR CAPITAL APPRECIATION FUND

The graphic representation here displayed consists of a legend in the upper left quadrant indicating the components of the corresponding line graph. The solid line represents the value of a hypothetical investment of $10,000 in the Star Capital Appreciation Fund (the "Fund"). The dotted line represents the S&P Midcap 400 Index ("S&P400"). The line graph shows that an initial investment of $10,000 in the Fund on 6/13/94, would have a reinvested total worth of $14,160 on 11/30/97 as compared to $19,961 for the S&P400 for the same period. The "x" axis reflects annual computation periods from 6/13/94 to 11/30/97. The right margin of the chart reflects the ending values of a hypothetical investment of $10,000 in the Fund measured in increments of $1,000 ranging from $9,000 to $21,000.